Exhibit 99.13

ASF Tape Loan ID	Original Loan Amount	Origination Values						BPO Values				Desk Review Values					CDA Values				Field Review Values				Second Field Review Values					2055 Values					Valuation Comments
JPM Loan ID		Sales Price	Appraised Value	Appraisal Date	Second Appraisal Value	Second Appraisal Type	Second Appraisal Date	Value	Variance Amount	Variance(%)	Appraisal Date	Value	Variance Amount	Variance(%)	Company	Appraisal Date	Value	Variance Amount	Variance(%)	Appraisal Date	Value	Variance Amount	Variance(%)	Appraisal Date	Value	Variance Amount	Variance(%)	Company	Appraisal Date	Value	Variance Amount	Variance(%)	Company	Appraisal Date
110804676	525436.00	656795.00	670000.00	07/31/2014	0.00	None											670000.00	0.00	0%	10/03/2014
Primary appraisal is dated 7/31/2014 and reflects a value of $670,000 (pg 362).
Subject transaction is purchase of borrowers primary residence which is existing construction.
Subject value is above predominate value of $487,000 but well below high value of $2,700,000. Appraiser did not comment on predominate value.
Residence is a 1.5-story, Tudor style home with 3221 square feet, 5 bedrooms and 3 bathrooms. 921 square feet of below grade square footage was noted in unfinished basement.
Subject is located in an suburban location.
Appraisal reflects subject was built in 1935 with an age of 79 years. Appraiser notes effective age of 15 years.
Subject is noted to be in Average/C3 condition with remodeling in the past 6-10 years. Kitchens and bathrooms have been remodeled. The improvements are in very good condition.
Site size is 11,620 square feet with a value of $225,000.  Site value ratio is 33.5%. Appraiser did not state if site value ratio above 30% is typical for the area. Appraiser provided site value, however no full cost approach was provided by the appraiser. Appraiser states the cost approach is not a reliable approach in older buildings.
Zoning is stated to be Legal/Ra10.  Property is not located in a flood zone. Zone X.
Appraiser provided 3 Sold Comps and 1 Active Listings.
Comp distances range from 1.04 miles to 2.22 miles from subject. Appraiser states all comparables are in the same general area as the subject and had similar lot size, view, appeal and quality of construction. Per sales grid all comps are on sites which are double the size of subject site. Per appraiser Comparables 2 and 3 required location adjustments due to location in area of higher predominate value. Appraiser provided no comparables within subject neighborhood and provided inadequate narrative for lack of similar comparable located within 1 mile of subject is a suburban location.
Sold comps reflect sale dates within the past 5 months.
Line adjustments are all within 10% guideline, Net adjustments are all within 15% guideline and Gross adjustments are all within 25% guideline.
Subject attributes are not bracketed.  Lot size not bracketed.
Sales Price is $660,000.
Appraisal value of $670,000 is not supported.
No lender review in file.
;
CDA indicates subject property is an SFR win an historic neighborhood. Property condition is not stated on the report. The zoning is legal conforming use. No functional or external obsolescence noted from aerial photos. The OA comparables are located between 1.04 and 2.22 miles from subject. All of the sales are considered reasonable for the market area, selling within the past 12 months. Sale 1 is considered to be the most reliable as it is similar in age, its a recent sale, similar in condition, GLA. Review of the OA comparable data, along with the alternative comparables selected from a Third Party Provider, provides adequate data to support a value conclusion of Excellent. Original appraisal value of $670,000 is supported by the CDA.

110802993	497500.00	0.00	650000.00	10/06/2014	0.00	None											650000.00	0.00	0%	10/21/2014
Primary appraisal is dated 10/6/2014 and reflects an As-Is value of $650,000 (pg 360).
Subject transaction is refinance of borrowers primary residence which is existing construction.
Subject value is $175,000 above predominate value of $475,000. Appraiser made no comment to address subject value which is 37% above predominate.
Residence is a 2-story home with 4591 square feet, 4 bedrooms and 3.1 bathrooms.  Appraiser notes below grade square footage of 2959. 918 square feet is finished with an additional recreation room and bathroom. Additional features include an inground pool, 2 fireplaces and 3 car garage.
Subject is located in an suburban location.
Appraisal reflects subject was built in 1977 with an age of 37 years. Appraiser notes effective age of 10 years.
Subject is noted to be in Average/C3 condition. Appraiser indicates kitchen and bath remodeled in the past year.
Site size is 30,158 square feet. No site value is provided. Unable to determine site value ratio. Appraiser provided no Cost Approach and provide no explanation for omission of this valuation method.
Zoning is stated to be Legal-R1.  Property is not located in a flood zone (Zone X).
Appraiser provided 3 Sold Comps. No Listing Comps were provided.
Comp distances range from .24 miles to 2.55 miles from subject. Sold comps reflect sale dates within the past 12 months. 2 of 3 comps are within 4 months of appraisal date.
Appraiser states that due to limited suitable data it was necessary to use sales over 6 months and reach to competing areas over 1 mile in distance, however well within the market area.
Line adjustments are all within 10% guideline, Net adjustments are all within 15% guideline and Gross adjustments are all within 25% guideline.
Subject attributes are well bracketed.
Appraisal value is $650,000. Appraiser states that Comp 1 which sold for $677,000 is most reliable comparable as it is located in same subdivision.  Comp 1 is significantly larger and on a much larger lot. Comp 2 and 3 reflect sales prices of $580,000 and $560,000 respectively, they are however significantly smaller than subject.  Appraiser has provided an inadequate number of comparables to fully support the value. Appraised value of $650,000 cannot be fully supported.
No Lender Review provided.
; Housing Index indicates a 4.6% increase in property values in the past year with 2.1% over the past six months to support stable values.  REO activity in the market area in the prior quarter is 6.8%, thus it is not considered REO driven.  OA indicates property values were stable as of the effective date of the appraisal. Condition of the property was stated as  average. CDA notes that features and property condition were verified by interior and exterior photos.  No adverse external influences were noted after viewing aerial imagery. Public records reflect the subject property sold for $556,000 on 9/3/2013 yet was not report in the OA.  No additional sales of the subject property were found in the prior 36 months. Sales comparables are considers to be a good representation of competitive homes int he subject larger market area.  Adjusted values are supportive of the value conclusion in the OA.  Net and gross adjustments are reasonable and does not exceed typical guidelines.  The adjusted value range is $603K to $680K.  The OA value conclusion for the subject falls within the range.  A review comp was selected and provides additional supplemental support of value.  Although there were discrepancies noted in the Appraisal Analysis and Deficiencies section above, this does not have an adverse impact on the overall value opinion.  The opinion of value appears to be based on the most relevant information accessed at the time of the OA and is considered to be reliable as of the effective date. Original appraisal value of $650,000 is supported by the CDA.

110804675	715000.00	0.00	937000.00	09/22/2014	0.00	None											937000.00	0.00	0%	10/07/2014
Primary appraisal is dated 09/22/2014 and reflects a value of $937,000 (pg 388). Subject transaction is refinance of borrowers  primary residence which is partial new construction and partially existing construction that was recently renovated. Property was acquired 2/28/2014 for $450,000, and subsequently the owner builders added a 1584 sq ft. addition  that consists of a family room, breakfast room, family room, basements, bedroom and full bath. Subject value is above predominate value of $750,000 but within high range of 1,200,000. Appraisal was completed As Is. Residence is a Colonial style home, with 4114 square feet, 5 bedrooms and 2.1 bathrooms. Subject is located in a suburban location. Appraisal reflects subject was built in 1958 with an age of 56 years . Appraiser notes effective age of 5 years. Subject is noted to be in new and good condition with remodeling in the past year. Site size is 11440 square feet with a value of $275,000. Site value ratio of 29.349% is considered to be typical for the area.  Zoning is stated to be R2 Residential.  Property  is not located in a flood zone. Appraiser provided 3 Sold Comps and 0 Active Listings. Comp distances range from 0.10 miles to 0.80 miles from subject.  Sold comps reflect sale dates within the past 2 to 11 months. Appraiser comments on the need to extend the time frame beyond desired six months to include comp 3 which is less than a mile away, and is utilized due to lack of more recent sales available. Line adjustments are all within 10% guideline, Net adjustments are all within 15% guideline and Gross adjustments are all within 25% guideline. Subject attributes are partially bracketed. The bathroom count was not bracketed, all comparable(s) have 3.1 baths and subject has 2.1 baths.  Appraisal value of $937,000 is supported. However the value of the subject is established by the acquisition cost and the builders cost to improve the subject which is not documented in the appraisal report or in other file documentation (exception set). No Lender review.
; Appraisal risk review reflects an overall Reasonable rating. Review reflects unsupported adjustments, however notates that the OA sales are all located in the subject marketing area and are good market comparison and support value.  The subjects last purchase was 02/28/2014 for $450,000 and since purchase has been renovated with an addition.  Reviewer searched and located one additional sale that sold for $975,000 in 05/2014.  The alternative sale lend additional support for the reviewers agreement with the OA value once the adjustment for the differences are applied.  The indicated value of $937,000 is considered reasonable and supported.   Appraiser original appraisal value of $937,000 is supported by the CDA.

110825940	1000000.00	0.00	1300000.00	10/22/2014	0.00	None											1300000.00	0.00	0%	10/30/2014
Primary appraisal is dated 10/22/2014 and reflects a value of $1,300,000.00 (page 359).
Subject transaction is a purchase of borrower's primary residence which is newly constructed.
Appraiser did not note whether the subject property is above or below predominate, however the appraiser did note that property values stable.
Appraisal was completed As Is.
Residence is a Traditional Style home, with 5817 square feet with 4 bedrooms and 4.1 bathrooms.
Subject is located in an urban location.
Appraisal reflects subject was built in 2014 with an age of 0 years. Appraiser notes effective age of 0 years.
Subject is noted to be in good condition.
Site size is 26869 square feet with a value of $280,000.00.  Site value ratio of 21.54% is considered to be typical for the area.  Zoning is stated R-1 Single Family Residential.  Property is not located in a flood zone.  Total Estimate of Cost New $1,185,315.00
Appraiser provided 6 Sold Comps and 1 Active Listing.
Comp distances range from .59 miles to 5.04 miles from subject.
Sold comps reflect sale dates within 6 to 28 months.
Line, Net and Gross adjustments exceeding guidelines are due to the lack of recent similar sales, appraiser used older sales and sales that required adjustments larger than normally accepted. The comp sales and listing were the best available.
Subject attributes are well bracketed.
Appraisal value of $1,300,000.00 is supported.
Residential Appraisal Update and/or Completion is dated 11/17/2014 with no change in the appraised value.
; Housing index indicates a 10.2% positive increase in values in the past year with 4.2% over the past 6 months to support stable values. OA indicates property values were stable as of the effective date of the appraisal. As stated in the OA the subject property was considered to be good to excellent quality of construct in new condition.  Aerial view did not indicate any significant factors that would affect the value of the subject property. Supplemental sales are indicative of the wider range of comparable sales.  However, due to variances in amenities (GLA, effective age, quality of construction-New) were not considered reliable indicators of value. Original appraisal value of $1,300,000 is supported by the CDA value.

110805921	620000.00	775000.00	780000.00	10/31/2014	0.00	None											780000.00	0.00	0%	11/07/2014
Primary appraisal is dated 10/21/2014 and reflects a value of $780,000 (pg 322).
Subject transaction is purchase of borrower's secondary residence which is  existing construction.
Subject value is above predominate value of $600,000, however is not considered an over improvement,
Appraisal was completed As Is.  Residence is a Colonial Style home, with 4863 square feet, 5  bedrooms and 3.1 bathrooms.
Subject is located in a suburban location.

Appraisal reflects subject was built in 2004 with an age of 10 years . Appraiser notes effective age of 5  years.
Subject is noted to be in  good  condition with No remodeling in the past 10 years.
Site size is 27878 square feet/ 0.63999082 acres with a value of $120,000.  Site value ratio of 15.38% is considered to be typical for the area.  Zoning is stated to be Residential Planned Community R-4..  Property  is not  located in a flood zone.
Appraiser provided 4 Sold Comps and 2 Active Listings.
Comp distances range from 0.70 miles to 0.99 miles from subject.  Sold comps reflect sale dates within the past 7 months. 3 of the 4 comps sold within the last 6 months.
Line adjustments are all within 10% guideline, Net adjustments are all within 15% guideline and Gross adjustments are all within 25% guideline.
Subject attributes are well bracketed.  5  Bedroom Count was paired but not top bracketed.
Sales Price is $775,000.
Appraisal value of $780,000 is  supported.
No Lender review.
; Housing Index indicates a 1.7% increase in values in the past year with -0.9% decline in the last 6 months but state values in the subjects tract are considered stable.  Clear Capital data indicates the REO data in not REO driven based on REO saturation in the subjects area of 8.6% in the last 6 months.  Condition of the property is considered to be good with condition being confirmed per the OA interior photos.  No negative external influences noted.  Water and a golf course are within 1 mile, which may positively impact marketability. No significant analytical deficiencies were found in the review of the appraisal.  The comps are proximate and generally similar to the subject in quality /appeal, age and GLA.  Adjustments for variances in view, GLA and features appear reasonable.  The final value appears to be adequately supported. Supplemental research revealed tan additional comp which appears generally similar to the subject in design/appeal, bedroom/bath count, age and GLA.  It has a superior view (water, -$100K) and inferior GLA (+$30K), and after adjustments this additional sale indicates the OA value is reasonable.  Overall, the OA value is considered reliable with no significant deficiencies noted.  The Original appraisal value of $780,000 is supported by the CDA value.

110845126	540000.00	675000.00	710000.00	10/20/2014	0.00	None											685000.00	-25000	-3.52%	11/13/2014
Primary appraisal is dated 10/20/2014 and reflects a value of $710,000 (pg 407). Subject is 1-unit of a 2-unit, duplex style, No Fee condominium complex.
Subject transaction is a purchase of borrowers primary residence which is new construction.
Subject value is above predominant value of $500,000. Appraisal comments indicate this is not an over improvement there are many properties or equal or greater value in the area. The area is a mix of resort/residential area and is in close proximity to the ocean.
Appraisal was completed Subject To plans and Specs. 1004D is in file on pg 431. Certificate of Occupancy provided via Stips.
Residence is a Duplex style condominium, with 2763 square feet, 4 bedrooms and 3.1 bathrooms.
Subject is located in a suburban location. Subject is a 2 unit with 3 stories in each condo.
Appraisal reflects subject was built in 2014 with an age of 0. Appraiser notes effective age of 0 years.
Subject is noted to be in new condition with no remodeling since this is a new property.
Since this is a condo there is no site size or value.  Zoning is stated to be Legal. Property is not located in a flood zone.
Appraiser provided 4 Sold Comps and 1 Active Listing.
Comp distances range from .36 miles to 1.22 miles from subject.
Sold comps reflect sale dates within the past 9 months. The subject property is a 2 unit condo property. All comps are less than 1 mile from the subject except for comp 2 which is just over a mile. Comps are similar, all are duplex condos, all 4 are in an the same project.
Line adjustments are all within 10% guideline, Net adjustments are all within 15% guideline and Gross adjustments are all within 25% guideline.
Subject attributes are well bracketed.
Sales Price is $675,000.
Appraisal value of $710,000 is supported.
Lender review is not in the file.
; Housing Index indicates subjects market has increased 2.7% over the past year. REO saturation for the tract is 9.7% which is low compared to 16.5% national average.  Subject is reported to be a new construction which appears to be 95% completed (1004D provided in file). No negative external influences noted. Supplementary comp is utilized by review appraiser. The supplemental sale is immediately proximate and appears generally similar to the subject. The supplemental comparable lend support to the reviews alternate opinion of value.  OA report has few deficiencies such as Comps 1, 3 and 4 appear superior in exterior quality/appeal, with no adjustments applied. The comps are proximate and generally similar to the subject in location (beach), age and GLA/ The remaining adjustments for variances in GLA and features appear reasonable. The final value may have been slightly impacted by the deficiencies noted. The original appraisal value may have been slightly overstated. Additional sales selected along with revised adjustments to the OA comps support the alternate opinion of value. Original appraisal value of $710,000 is not supported by the CDA value of $685,000 but is within the 10% allowable tolerance.

110836718	559200.00	0.00	699000.00	10/15/2014	0.00	None											699000.00	0.00	0%	11/11/2014
Primary appraisal is dated 10/15/2014 and reflects an As-Is value of $699,000 (pg 378).
Subject transaction is refinance of borrowers primary residence which is existing construction.
Subject value is below predominate value of $750,000.
Residence is a Neo Eclectic home, with 4605 square feet, 4 bedrooms and 4 bathrooms. Additional features include a Pool and Spa, and 3 car garage.
Subject is located in a suburban PUD location. HOA dues of $1000/year.
Appraisal reflects subject was built in 2001 with an age of 13 years. Appraiser notes effective age of 5 years.
Subject is noted to be in Average/C3 condition with No remodeling in the past 13 years.
Site size is 10689 square feet/ .2454 acres with a value of $80,000.  Site value ratio of 11.44% is considered to be typical for the area.  Estimate to of Cost- New $646,760.
Zoning is stated to be Legal-Single Family Residential. Property is not  located in a flood zone.
Appraiser provided 3 Sold Comps and 2 Active Listings.
Comp distances range from 0.04 miles to 0.30 miles from subject. Sold comps reflect sale dates within the past 5 months. Line adjustments are all within 10% guideline, Net adjustments are all within 15% guideline and Gross adjustments are all within 25% guideline.
Subject attributes are well bracketed.
Photographs are in black and white and are mostly illegible.
Borrower purchased property on 7/10/2014 for $715,000.  Appraisal value of $699,000 is supported.
No Lender review provided.; Housing Index indicates a positive sales trend of 6.1% in the past year and 1.3% increase in the most recent quarter.  The past six months shows REO saturation of 4.1%.  Appraisal indicates trends as stable with marketing times of less than 90 days.  OA shows sales activity in the last quarter with an average of 44 DOM.  REO activity in the area not considered significant according to report and confirmed by HDI data. The location is suburban and aerial imagery shows no issues surrounding the subject that would impact value or marketability.  Property is considered to be in good condition and verified by attached photos.  No repairs required, noted or observed. The subject has a pool.  OA comps 1, 2, and 3 are similar in age and bracket the GLA.  Listing comps are also from the same area and bracket the GLA.  No other deficiencies or items requiring additional commentary noted on the report. An additional comp was located in the same area.  Comp 2 is the most comparable providing the best support of value.  The supplemental sale provides further support.  Original appraisal value of $699,000 is supported by the CDA.

110801651	1000000.00	1265000.00	1270000.00	08/28/2014	0.00	None											1270000.00	0.00	0%	09/24/2014
Primary appraisal is dated 08/28/2014 and reflects a value of $1,270,000 (pg 334).
Subject transaction is purchase of borrowers primary residence which is existing construction.
Subject value is above predominant value of $375,000 by $895,000. The appraiser comments on this on pg 340,noting the larger than average size, custom quality with high end materials and location. The subject is located in a gated private golf course community. Properties in this community are considered at the upper end of the market spectrum and area is one of the most highly desired areas. Appraiser further details all of the additional amenities that give weight to the total value of the property. Appraiser states subject is not considered to be over built for the neighborhood. Value range for the area is $110,000 to $1,750,000.
Appraisal was completed As Is.
Residence is a custom style home, with 5296 square feet, 3 bedrooms and 3.2 bathrooms. Property also has a detached 1 bedroom 1 bath Casita with a kitchen. None of the comps had this amenity and it was adjusted across the board of all comps. Appraiser further notes the detached casita was included in the overall gross living area on listing and tax records however it should not be included due to it being detached from the subject and has no access through a heated/ cooled hallway or stairwell.
Subject is located in a suburban location.
Appraisal reflects subject was built in 2007 with an age of 7 yrs. Appraiser notes effective age of 2 years.
Subject is noted to be in good condition with no remodeling in the past 15 years however appraiser states property is in overall excellent condition and was well maintained.
Site size is 21344 square feet with a value of $1,300,000.  Site value ratio is 10.24%.
Other than site value, appraiser provided no Cost Approach. Appraiser states it is not an accurate indicator of value and does not provide credible results.
Zoning is stated to be legal. Property is not located in a flood zone. Zone X
Appraiser provided 3 Sold Comps and 1 Active Listing.
Comp distances range from .18 miles to .67 miles from subject.
Sold comps reflect sale dates within the past 3 months with the exception of comp 3 which is 1 year old. Appraiser comments were provided as to use of this comp due to lack of sales in the area with this type of property.
Line adjustments are all within 10% guideline, Net adjustments are all within 15% guideline and Gross adjustments are all within 25% guideline.
Subject attributes are bracketed.  As stated above none of the comps had a Casita like the subject and were adjusted accordingly.
Sales Price is $1,265,000
Appraisal value of $1,270,000 is supported. Note: estimate cost new was not provided on the appraisal.
Lender review was not provided in the file. Exception set.
;Housing Index indicates that property values have increased in the past year 5.3%.  REO saturation data indicates that 5.5% of the sales in the subjects tract over the past 90 days have been REO sales, indicating the market is not REO driven.  OA indicates the subject market is stable as of the effective date of the appraisal. Home is a custom style luxury quality home containing 3 bedrooms / 3.2 baths / 4 fireplaces / pool / spa / metal fence / Casita with 3 car garage.  Per OA the subject was approximately 7 years old and considered to be in good condition.  Aerial view did indicate that the subject property backs to a residential pond, as cited in the OA. Inadequate / Excessive Adjustments were noted due to across the board adjustments for the subjects Casita. Supplemental sales are indicative of the wider range of comparable sales.  However, due to variances in amenities, were not considered reliable indicators of value.  Additional supplemental sales that are proximate to the subject property, however were considered inferior in GLA, quality of construction, effective age and were not considered reliable indicators of value. OA comps appear reasonable for the subjects market area.  OA Comps 1 and 2 were considered the best value indicators due to proximity, recent sale dates, location, view, 2-story design, quality of construction, condition, effective age, covered parking and pool/spa. Original appraisal value of $1,270,000 is supported by the CDA.

110838128	564000.00	705000.00	750000.00	11/13/2014	0.00	None											750000.00	0.00	0%	01/13/2015
Primary appraisal is dated 11/13/2014 and reflects a value of $750,000.00 (page 264).
Subject transaction is purchase of borrowers primary residence which is new construction. CO provided on pg 293.
Appraiser notes that the property values are stable with marketing time under 3 months.
Appraisal was completed As Is
Residence is a Traditional design home, with 4701 square feet, 4 bedrooms and 5.1 bathrooms.
Subject is located in a planned unit development in a suburban location.
Site size is 11238 square feet with a site value $175,000.  Site value ratio of 23.33% is considered to be typical for the area.   Zoning is stated to be planned unit development.  Property is not located in a flood zone. Total Estimate cost new is $556,767.
Appraiser provided 4 Sold Comps and 1 Active Listing.
Comp distances range from .62 miles to 1.37 miles from subject.
Sold comps reflect sale dates within the past 2 to 10 months.
Line adjustments are all within 10% guideline, Net adjustments are all within 15% guideline and Gross adjustments are all within 25% guideline.
Subject attributes are well bracketed.
Sales Price is $705,000.00.
; Research indicates the subjects county market trends increased 0.3% over the past year and 0.7% in the past 90 days.  Original appraisal (OA) indicated the market trends were stable.  Current saturation data indicates that 17.3% of the sales during the past 90 days have been REO sales indicating the market is not REO driven. Research indicated that typical sale time on the market for the subject county at the time of the appraisal was 56 DOM. The appraisal indicated the marketing time was 3-6 months. The subject is a new SFR located in a conforming neighborhood.  It is described as C1 or new condition with no listed repairs.
No functional or external abnormalities.  No discrepancies were noted. Subject sales data could not be verified with MLS or by public records.  Comps 1-4 sales histories were verified by the MLS and by public records. Appraisal indicates that there were no listed sales during the 36 months prior to the inspection date. All comps sold during the past 10 months, with three of the four sales sold during the past 6 months.  All comps are located 1.37 miles or less from the subject. Appraisal adjustments for GLA were low. The gross adjustments are 10.84% or less.
No supplemental sales were selected as those provided were too dissimilar in GLA or were too dated to be used. Subject original appraisal sale comps support a value of  $750,000, thus OA value of same is supported by the CDA value.

110838993	464000.00	580000.00	588000.00	10/30/2014	0.00	None											588000.00	0.00	0%	11/13/2014
Primary appraisal is dated 10/30/2014 and reflects an As-Is value of $588,000. (pg 187).
Subject transaction is purchase of borrowers primary residence which is existing construction.
Subject value is above predominate value of $580,000 by only $8,000. Variance is not material.
Residence is a 2 story, Transitional style home with 4057 square feet, 5 bedrooms and 4 bathrooms.  No below grade square footage is noted.
Subject is located in a suburban location. Appraiser notes subject is close to a Naval Air station and subject and all comps fall within crash zone and noise zone. This does not cause any kind of adverse affect to marketability.
Appraisal reflects subject was built in 2007 with an age of 7 years Appraiser notes effective age of 5 years.
Subject is noted to be in good condition with no updated or remodeling in the last 15 years but rated in good condition.(C2)
Site size is 16096 square feet with a value of $200,000. Site value ratio of 34.01% is considered to be typical for the area.  Zoning is stated to be legal.
Property is not located in a flood zone. Zone X
Appraiser provided 4 Sold Comps and No Active Listings.
Comp distances range from .28 miles to .49 miles from subject.
Sold comps reflect sale dates within the past 3 months. Line adjustments are all within 10% guideline, Net adjustments are all within 15% guideline and Gross adjustments are all within 25% guideline. Comparables uses required very few adjustments.
Subject attributes are bracketed with the exception of square footage. Subject square footage of 4057 is greater than all comparables which range from 3236 to 3990. Comps 1-3 are all within 10% of subject square footage.
Sales Price is $580,000
Appraisal value of $588,000 is supported.
Lender review is not in file.

; Housing Index indicates subjects market has increased 7.6% over the past year. REO saturation is also 6.4% which is below the 16.5% national average. The subject is reported to be in a C2 or  very good condition. There were no deficiencies affecting the subject in the report. The subject is within 1 mile of the beach, which may positively impact marketability. A supplemental comp was utilized by the review appraiser which is proximate and appears generally similar to the subject (with adjustments for the subjects superior age, GLA and BA count and slightly inferior view). The OA comps adjustments were reasonable, and supported by market data. The OA comps are proximate and generally similar to the subject in quality/appeal, age and GLA. The alternative sale used lent support to the reviews agreement with the OA value. Original appraisal value of $588,000 is supported by the CDA value.

110845684	590000.00	737500.00	750000.00	11/11/2014	0.00	None															750000.00	0.00	0%	11/11/2014
Primary appraisal is dated 11/11/2014 and reflects an As-Is value of $750,000 (pg 381).
Subject transaction is purchase of borrowers secondary/investment residence which is existing construction.
Subject value is above predominate value of $350,000. Variance above predominate is 114%. Value is under high value of $965,000. Appraiser has made no comment concerning large variance above predominate. Comps provided do not indicate that subject is over built.
Residence is a 1.5 story, traditional style home with 3376 square feet, 3 bedrooms and 3.1 bathrooms. No below grade square footage is noted. Additional features include a 2 car garage and detached barn with tack room.
Subject is located in an suburban PUD location. HOA dues are listed as $850/year.
Appraisal reflects subject was built in 2000 with an age of 14 years. Appraiser notes effective age of 5 years.
Subject is noted to be in Good/C2 condition with no remodeling required since built new.
Site size is 3.68 acres with a value of $79,000.  Site value ratio is below 30% allowed. Zoning is stated to be Legal-PUD/SFR. Property is not located in a flood zone (Zone X).
Appraiser provided 3 Sold Comps and 1 Active Listings.
Comp distances range from 1.97 miles to 7.82 miles from subject. Appraiser states there are 25 different subdivisions in the area and several are comparable to subject subdivision. It is not uncommon for comparables to exceed the 1 mile guideline and still be competitive in the market.
Sold comps reflect sale dates within the past 8 months. 2 of 3 sold comps have sale dates within the past 3 months.
Line adjustments are all within 10% guideline, Net adjustments are all within 15% guideline and Gross adjustments are all within 25% guideline.
Subject attributes are well bracketed.
Sales Price is $737,500.
Appraisal value of $750,000 is supported.
No Lender Review provided.
; Lender Field Review indicates the comparables sales in the OA are verified to be the most physically, and functionally similar to the subject property. Design styles are very similar throughout the comps used. An additional sale has been utilized by review appraiser and was placed in the 5th comp slot since the 4th comp slot was already filled by the OA. Comp 5 is an additional supporting sale that should have been included in the original report, in the opinion of the review appraiser. The review appraiser agrees with the estimate of value concluded in the original appraisal of $750,000. There appears to be no obvious, unsupported or unwarranted trend toward a higher or lower value estimate. No external influences, health or safety concerns or conditions were noted during the inspection that would have an impact on value. Original appraisal value of $750,000 is supported by the field review value.

110844294	676800.00	846000.00	860000.00	11/03/2014	0.00	None											860000.00	0.00	0%	11/25/2014
Primary appraisal is dated 11/3/2014 and reflects a value of $860,000 (pg 5).
Subject transaction is purchase of borrowers primary residence which is existing construction.
Subject value is above predominate value of $300,000 by $560,000, however under high value of $3,000,000. Variance above predominate is 187%. Appraiser made no comment addressing predominate value. Unable to determine if subject is considered over built for the area.
Appraisal was completed As Is.
Residence is a 2-story, Colonial style home with 4557 square feet, 4 bedrooms and 4.2 bathrooms. No below grade square footage was note.
Subject is located in an suburban location.
Appraisal reflects subject was built in 2006 with an age of 8 years. Appraiser notes effective age of 3 years.
Subject is noted to be in C2/Good condition with no remodeling in the past 15 years.
Site size is 6525 square feet with a value of $275,000.  Site value ratio of 31.98% exceeds 30% guideline. Appraiser did not indicate if this is typical for the area.
Zoning is stated to be Legal-R2.  Property is not located in a flood zone. (Zone X).
Appraiser provided 3 Sold Comps and no Active Listings. No narrative provided for lack of listing comps.
Comp distances range from .16 miles to .81 miles from subject.
Sold comps reflect sale dates within the past 7 months. 2 of 3 comps sold within the past 5 months.
Line adjustments are all within 10% guideline, Net adjustments are all within 15% guideline and Gross adjustments are all within 25% guideline.
Subject attributes are bracketed, with the exception of Lot Size. Subject is 6525 sq ft while comp site sizes range from 9800 sq ft to 27985 sq ft. Appraiser made no comment concerning site size variances.
Sales Price is $846,000.
Qualify of appraisal report is inferior, however Appraisal value of $860,000 appears to be supported.
No Lender review provided.
; Housing Index indicates the property values have increased over the prior 12 months and decreased by 0.9% over the prior 6 months.  8.1% of the sales over the prior quarter, were REOs, therefore the are is not considered to be REO driven. The original appraisal values were considered to be stable as of the effective appraisal date.  Subject is considered to be in overall C2 condition (good condition). Features and property condition were verified by interior and exterior photos provided. Viewing aerial imagery revealed no adverse external influences. No additional sales of the subject property were found for the 36 months prior to the effective date. All comp sales were verified through MLS and public records data. And, no discrepancies were found. All listings were verified by MLS data as listing at the time of the OA. According to MLS and public records data, no additional sales of the comps were found for the 12 months prior to the effective date.  Comp adjustments appear reasonable and the adjusted values supportive of the value conclusion in the OA.  Net and gross adjustments no not exceed typical 15% and 25% guidelines.  The adjusted value range is $842,000 to $1,007,000.  The value conclusion falls within this range.  Supplemental MLS data revealed 30 dales within the subjects larger market area.  Although the additional sales are considered to be representative of the larger market, the sales presented in the OA were the most appropriate based on similar design, appeal, characteristics, proximity and date of sale. The OA was completed within standard appraisal guidelines and procedures.  The opinion of value appears to be based on the most relevant information accessed and is considered to be reliable as of the effective date.  After necessary adjustments, the comp sales utilized in the OA supported the value conclusion. Original appraisal value of $860,000 is supported by the CDA value.

300000009	557200.00	696500.00	705000.00	11/24/2014	0.00	None											705000.00	0.00	0%	12/26/2014
Primary appraisal is dated 11/24/2014 and reflects an As-Is value of $705,000 (pg 359).
Subject transaction is purchase of borrowers primary residence which is existing construction.
Subject value is above predominate value of $400,000, and is within the high range of $5,000,000. Appraiser states that subject is not considered to be an over improvement and marketability is not affected.
Residence is a Ranch style home with 3740 square feet 4 bedrooms and 3 bathrooms. No below grade square footage is noted. Additional features include a pool and 3 car garage.
Subject is located in an suburban location.
Appraisal reflects subject was built in 1981 with an age of 33 years. Appraiser notes effective age of 10 years.
Subject is noted to be good condition with Kitchen and bathroom remodeling noted, however time frame is not known.
Site size is 17168 square feet/.039412305 acres with a value of $225,000. Site value ratio of 31.92% is considered to be typical for the area.
Zoning is stated to be Legal/A-10 Single family residential.  Property is not located in a flood zone (Zone X).
Appraiser provided 3  Sold Comps and no Active Listings.
Comp distances range from 0.10 miles to 0.77 miles from subject
Sold comps reflect sale dates within the past 5 months.
Line adjustments are all within 10% guideline, Net adjustments are all within 15% guideline and Gross adjustments are all within 25% guideline.
Subject attributes are well bracketed.
Sales Price is $696,500
Appraisal value of $705,000 is supported.
No Lender review provided.
; Housing Index indicates subjects market has increased 5.2% over the past year. The subject is reported to be in a good condition located in a residential area. No functional or external inadequacies are evident. No supplemental comp selected due to lack of resales of similar style design homes as the subject. The OA comps have similar designs and in close proximity with the subject and are therefore  good representative of subjects competitive market. Based on the OA reported sales that are similar in GLA, age, lot size utility and close proximity to the subject a similar value was derived. Original appraisal value of $705,000 is supported by the CDA.

110850799	463920.00	579900.00	585000.00	11/07/2014	0.00	None											585000.00	0.00	0%	12/05/2014
Primary appraisal is dated 11/07/2014 and reflects a value of $585,000 (pg 1004 PDF).
Subject transaction is purchase of borrowers secondary residence which is existing construction. Appraiser notes subject is short sale.
Subject value is above predominant value of $525,000 by $60,000. Variance above predominate is 11%. Appraiser does not specifically address predominate value, however Subject value is below high value of $1,400,000.
Appraisal was completed As Is.
Residence is a 3-story, beach contemporary style home, with 3286 square feet, 8 bedrooms and 6.1 bathrooms. No below grade square footage is noted. Additional features include a pool.
Subject is located in a suburban location.
Appraisal reflects subject was built in 2000 with an age of 14 yrs. Appraiser notes effective age of 10 years.
Subject is noted to be in average/C4 condition with no remodeling in the past 15 years. Appraiser does note the property is in average to good condition.
Site size is 20000 square feet with a value of $195,000. Site value ratio of 33.33% is considered to be typical for the area.  Zoning is stated to be legal.  Property is not located in a flood zone. Zone X500.
Appraiser provided 4 Sold Comps and 2 Active Listings.
Comp distances range from .18 miles to 2.32 miles from subject. Appraiser states comparables may exceed standard guidelines, however they represent the most compatible and competitive comps available. Appraiser states all comps are located in subject the same subdivision.
Sold comps reflect sale dates within the past 5 months.
Line adjustments are all within 10% guideline, Net adjustments are all within 15% guideline and Gross adjustments are all within 25% guideline.
Subject attributes are well bracketed.
Sales Price is $579,900.
Appraisal value of $585,000 is supported.
Lender review was not provided in the file. Documents in Appraisal Review PDF are only lender appraisal approval.
; Housing Index indicates the year 2014 reflected the market as declining by a negative -4.1% in the last year and 0.6% in the last quarter.  The original appraisal reflected the subject market as stable.  The subject was reported to be in average condition as of the effective date of the appraisal.  No functional or external inadequacies are evident. Subject was reported to have a residential view which appears to have been adequately accounted for in the grid. Comps 1, 2, 3 and 4 were all verified through public records and MLS.  No MLS or public records were found for comps 5 and 6.  No additional sales were found for the remaining comps for the previous 12 months leading up the effective date of the report other than those noted in the appraisal. Aerial imagery reveals that the subject maintains a residential view. Comps chosen were located within 2.32 miles and were similar to the subject with regards to size, age and amenities.  No high gross or net adjustments were not and single line item adjustments exceeded 10%.  Supplemental review research provided one additional comp.  This comp was similar to the subject and it along with OA six comps support the original valuation.  Final estimate of value was found to be well supported by the comps chosen within the report and were supported by the supplemental comps supplied.  Original appraisal value of $585,000 was supported by the CDA.

110805367	600000.00	0.00	750000.00	8/18/2014	0.00	None		620000.00	130000.00	-17.33	07/07/2015						750000.00	0.00	0%	10/05/2014
Primary appraisal is dated 05/26/2014 and reflects a value of $750,000.00 (pg cr prop pg 168). Original appraisal was over 120 days old at closing. 1004D/442 (CreditProp pg 196) confirms completion of subject, however no Recertification of Value was noted. At the time of closing all comps are over 6 months old and 4 comps are over 1 year old.
Subject transaction is a refinance for borrowers primary residence which is new construction.

Subject value is above predominant value of $250,000 by $500,000. Appraiser makes the comment property it is not an over improvement since it is a custom home, and due to its size and finish. Property is within the value range for the market and other custom style homes throughout the area.
Appraisal was completed Subject To completion. 1004D/442 is in file (credit prop pdf pg 196) reflects subject is Complete.  Missing Certificate of Occupancy. Exception set.
Residence is a 2 story style home with 3365 square feet, 4 bedrooms and 3.1 bathrooms. Below grade is an 1839 sq ft, with 1615 finished including 1 bedroom and 1 bath. Adjustments were made across the board for size and square footage. Appraiser notes multiple upgrades (pg 173).
Subject is located in a suburban location.
Appraisal reflects subject was built in 2014 with an age of 0. Appraiser notes effective age of 0 years.
Subject is noted to be in new/C1 condition with no remodeling since it is a new property.
Site size is 21957 square feet with a value of $130,000. Site value ratio of 17.33% is within 30% guideline. Zoning is stated to be Legal/R1. Property is not located in a flood zone.
Appraiser provided 7 Sold Comps and 1 Active Listing.
Comp distances range from .46 miles to 5.42 miles from subject. Distances are excessive on 5 of 7 comps.  Appraiser makes note on pg 172 in great detail explaining reconsideration of value per lender request due to changes in upgrades, additional comps used and since this is considered a pocket area of executive homes, a limited and lack of sales made it necessary to extend distances.
Sold comps reflect sale dates within the past 9 months for reasons detailed above. Comp 2 and 6 were under 6 months.
Line adjustments are all within 10% guideline, Net adjustments are all within 15% guideline and Gross adjustments are all within 25% guideline.
Comps available do not support the value. Seven sold comps provided, however only 3 (Comps 1,2, and 3) are from the same city as subject. Comps 3 is the closest to subject at .46 miles, however its sales price of $663,118 and adjusted value of $698,298 do not support subject value. Comp 2 which is in same city, however it is in a different area of town across major roads. Comp 2 is located on a larger site and is significantly larger than subject. Comp 2 does not appear to be a comparable property.
Appraisal value of $750,000 is not supported and based on comparable provided appears to be overbuilt for the neighborhood.
No lender review was provided. Received Certificate of Occupancy and Compliance issued on 09/10/14 via Stips.
*** Received 1004D via Stips dated 08/18/14 reflecting Market Value of the subject property has not declined since the effective date of the original appraisal. 1004D update is allowed per guides.
; Housing Index indicates the market had increased by 3.1% over the prior year and 0.7% in the most recent quarter.  REO saturation is at 9.7% indicating the area is not REO driven.  Subject is a newly built custom home that sits on two lots. There are no functional or externalities that impact value and marketability. MLS histories were found on all comparables except Comp #3. Public records were verified on Comps 1, 2 and 7.  Data sources were listed and no discrepancies were noted.  No risk indicators were found in the review for marketing conditions, zoning or highest and best use.  Additional comps were all new built and support the value of the original appraisal.  Reliability of the OA appears adequate.  No known non-disclosures and no functional obsolescence was noted. Original appraisal value of $750,000 is supported with the CDA value.

BPO indicates subject is at the larger end of the square footage spectrum for the area and provides comps with similar styles and attributes. The quick sale price is $599000, resulting in a -20.13% variance.

110851878	516000.00	645000.00	665000.00	11/10/2014	0.00	None											665000.00	0.00	0%	11/17/2014
Primary appraisal is dated 11/10/2014 and reflects a value of $665,000 (pg 1).
Subject transaction is purchase of borrowers primary residence which is existing construction.
Subject value is above predominant value of $500,000 by $165,000. Although appraiser does not address if property is an over improvement for the area he does go into great detail in several parts of the appraisal to describe the quality and amenities of the subject, the fact that the subject is custom and has upgraded custom kitchen and bath.
Appraisal was completed As Is.
Residence is a ranch style home, with 2606 square feet, 3 bedrooms and 2.1 bathrooms.  Property has below grade of 2705 sq ft with a 2 bedroom 1 bath.
Subject is located in a suburban location.
Appraisal reflects subject was built in 2006 with an age of 8 yrs. Appraiser notes effective age of 2 years.
Subject is noted to be in good condition with no remodeling in the past 15 years.
Site size is 32,942 square feet with a value of $135,000.  Site value ratio of 20.3% is within 30% guideline.  Zoning is stated to be legal/R1.  Property is not located in a flood zone. Zone X
Appraiser provided 5 Sold Comps and 2 Active Listings.
Comp distances range from .03 miles to 12.01 miles from subject. Comp 1, 4 and 5 are in close proximity to the subject but comp 2 and 3 are distant at 12.01 and 11.69 miles away and don?t support the value. 5 of 7 comps are within 1 mile of subject. Appraiser provided adequate justification for exceeding distance guidelines.
Sold comps reflect sale dates within the past 5 months except for comp 5 which is 16 months old. Comp 5 was provided as it is located next door to subject and is a good indicator of values in the same neighborhood.
Line adjustments are all within 10% guideline, Net adjustments are all within 15% guideline and Gross adjustments are all within 25% guideline.
Sales Price is $645,000
Appraisal value of $665,000 overall is supported.
Lender review is not in the file. CDA report is in file on pg 24 and concurs with value.

; Housing Index indicates subjects market has increased 7.9% over the past year. REO saturation is also 12.3% which is below the 16.5% national average. The subject is reported to be a newer 1 story home built in 2006 in a newer subdivision neighborhood. OA reports property in average condition. Per Clear Capital aerial photos, no negative or positive externalities were noted. Supplemental comps were not utilized by the review appraiser due to one comparable checked is already located in the original report. The OA comps adjustments were reasonable and supported by market data. There were no analytical, procedural or discrepancies found in the original appraisal report. Reliability of the original appraisal report seems adequate.  Original appraisal value of $665,000 is supported by the CDA value.

110802881	520000.00	650000.00	660000.00	10/06/2014	0.00	None											650000.00	-10000	-1.52	11/05/2014
Primary appraisal is dated 10/06/2014 and reflects an As-Is value of $660,000 (pg 221).
Subject transaction is purchase of borrowers primary residence which is existing construction.
Subject value is above predominant value of $600,000 but only by $60,000. Appraiser states subject is not an over improvement for the area. The subject is larger than most of the homes that have sold in the last 12 months. However, there are many homes in the area of the subjects size but they have not recently sold.
Residence is a 2 story, French style home with 5164 square feet, 4 bedrooms and 4.2 bathrooms. No below grade square footage.
Subject is located in a suburban location.
Appraisal reflects subject was built in 2006 with an age of 8 yrs. Appraiser notes effective age of 5 years.
Subject is noted to be in good/C2 condition with no remodeling in the last 15 years, however the appraiser notes that the condition and quality are both considered very good.
Site size is 11,425 feet with a value of $150,000.  Site value ratio of 22.73% is considered to be typical for the area and within 30% guidelines
Zoning is stated to be legal/RS2.  Property is not located in a flood zone.
Appraiser provided 4 Sold Comps and 2 Active Listings.
Comp distances range from .12 miles to .55 miles from subject.
Sold comps reflect sale dates within the past 5 months.
Line adjustments are all within 10% guideline, Net adjustments are all within 15% guideline and Gross adjustments are all within 25% guideline.
Subject attributes are well bracketed.
Sales Price is $650,000
Appraisal value of $660,000 is supported.
Lender review was not provided in the file. Pictures provided in report are illegible.
; Housing Index indicates subjects market has increased 4.7% over the past year. REO saturation is also 4.7% which is below the 16.5% national average. The subject is reported to be in a very good condition and conforms to the area. Per the aerial images, the subject is within one mile of a golf course and turnpike, and within half a mile of a highway line with non-residential properties. One review comp was utilized by the review appraiser. The subject is a large home with additional featured that add value to the subject. The OA comps were located within 0.38 miles from subject and were better in deriving a credible value conclusion and are the best comps available. Overall, the OA is within a 10% variance of the reconciled value with the comparable risk factors of inadequate/excessive adjustments (i.e. adjustments for baths were low and fireplaces inconsistent) and other due to excessive value range of sales. Overall, the OA sales were considered to be the best sales to represent the subject. The alternative sale used lent support to the reviews agreement with the OA value.  Original appraisal value of $660,000 is not supported by the CDA value of $650,000 but is within the allowable 10% tolerance.

300000386	491200.00	614000.00	640500.00	12/02/2014	0.00	None											635000.00	-5500	-0.86	12/05/2014
Primary appraisal is dated 12/02/2014 and reflects a value of $640,500 (pg 275).
Subject transaction is purchase of borrowers primary residence which is existing construction.
Subject value is above predominate value of $600,000. Variance above is non-material at 1.7%. Appraiser states subject is not an over improvement.
Appraisal was completed As Is.
Residence is a 2-story, French style home with 4949 square feet, 4 bedrooms and 3.2 bathrooms. No below grade square footage is noted.
Subject is located in a suburban location.
Appraisal reflects subject was built in 2012 with an age of 2 years. Appraiser notes effective age of 2 years.
Subject is noted to be in very good condition with no remodeling in the past 2 years since new.
Site size is 22036 square feet/ 0.50587695 acres with a value of $75,000.  Site value ratio of 12% is within 30% guideline.
Zoning is stated to be Legal/RS Single Family Residential. Property is not located in a flood zone.
Appraiser provided 4 Sold Comps and 2 Active Listings.
Comp distances range from 0.51 miles to 2.19 miles from the subject. Sold comps range from .51 miles to 1.36 miles from subject and 2 sold comps are less than 1 mile away.
Sold comps reflect sale dates within the past 12 months. Per appraiser the subject community is new construction and no recent, similar sales in the immediate area were available.
Comp 1 and 4 have line adjustments which exceed 10% due to GLA adjustments. Appraiser states comps used were the best available and considered to be competitive. Net adjustments are within 15% guideline, except for Comp 4 which is result of GLA adjustment noted previously. Gross adjustments are all within 25% guideline.
Subject attributes are well bracketed.
Sales Price is $614,000.
Appraisal value (above sales price) of $640,500 is supported.
No Lender review  in file.
; Housing Index indicates subjects market has increased 0.1% over the past year. REO saturation is 12.9% which is below the 16.8% national average at the time. The subject is reported to be in a very good (like new) condition built in 2012. Per aerial imagery, the subject has a school and non residential property within the subdivisions, is near a highway and an Industrial Complex.  Supplemental comps were utilized by the review which provided two additional MLS verified sales from the subjects market area that are most similar to the subject than the comps provided as the sales closed within 0.37 miles and within 12 months of the OA effective date of the subject. The supplemental comps are the most similar in appeal and quality and are considered reasonable substitutes of the subject. The OA comps are not within reasonable proximity and have excessive/inadequate comps and value adjustments. A different value conclusion was derived by the review appraiser. Original appraisal value of $640,500 is not supported by the CDA value of $635,000 but is within 10% tolerance at -0.9%.

300000603	484000.00	0.00	605000.00	11/03/2014	0.00	None											605000.00	0.00	0%	12/01/2014
Primary appraisal is dated 11/03/14 and reflects a value of $605,000 (Stips 1/6/15).
Subject transaction is purchase of borrowers primary residence which is existing construction.
Subject value is above predominate value of $515,000 but is below the high  range of $1,250,000.
Appraisal was completed As Is .
Residence is a 2 story Modern style home with 1,782 square feet, 4 bedrooms and 2 bathrooms with below grade square footage of 100 square feet.
Subject is located in a suburban location.
Appraisal reflects subject was built in 1888 with an age of 126 years. Appraiser notes effective age of 20 years with kitchen updated 1 to 5 years ago.
Subject is noted to be in Good/C3 condition.
Site size is 9500 square feet with a value of $190,000.  Site value ratio of 31.40% is considered to be typical for the area.  Zoning is stated to be Legal/NCM.  Property is not located in a flood zone.
Appraiser provided 5 Sold Comps, 1 Listing and 1 Active Sale.
Sold comp distances range from 1 mile to 1.92 miles from subject.
Sold comps reflect sale dates within the past 2 to 8 months.
Line adjustments are all within 10% guideline, Net adjustments are all within 15% guideline and Gross adjustments are all within 25% guideline.
Subject attributes are well bracketed.
Appraisal value of $605,000 is supported.
; Housing Index indicates market trends increased 3.4% over the past year and 0.5% over the past 90 days.  Current REO saturation indicates 6.3% of the sales during the past 90 days by been REO sales, indicating the market is not REO driven.  Typical sale time for the subject market was 26 DOM.  The original appraisal (OA) indicated marketing time was 3-6 months. OA indicated the market was stable as of the effective appraisal date.  The subject is reflected to be a 126 year old home in a conforming neighborhood described to be in overall good condition with no listed repairs.  Normal physical depreciation was noted with no functional or external abnormalities.  No discrepancies were noted. Subject sales data was verified by the MLS and public records.  Comps 1, 3, 4 and 5 sales histories were verified by public records and Comps 1-4 were verified by MLS.  All comps sold within 7 months of effective appraisal date and were located between 1 and 1.92 miles of the subject.  Appraisal adjustments for GLA and basement differences were low.  Gross adjustments were 12.5% or less. No supplemental sales were selected as the provided sales appeared to be too dissimilar in age or condition as compared to the subject.  The original appraisal value of $605,000 is supported by the CDA.

110826491	1365000.00	0.00	2000000.00	10/23/2014	2100000.00	URAR Form 1004	10/22/2014										1950000.00	-50000	-2.50	12/19/2014
Primary appraisal is dated 10/23/2014 and reflects a value of $2,000,000 (page 436).
Subject transaction is refinance of borrowers construction loan on primary residence.
Appraisal was completed subject to completion per plans and specs. 1004D/442 (pg 421) provided with photos. Subject is complete. Certificate of Occupancy (pg 420).
Residence is a Traditional home, with 5551 square feet, 4 bedrooms and 4.2 bathrooms.
Subject is located in a suburban location.
Appraisal reflects subject was built in 2014.
Subject is noted to be in New/C1 and as of appraisal date of 10/23/2014 was 80%-85% complete.
Site size is 21600 square feet with a value of $350,000. Site value ratio of 17% is within 30% guideline. Total estimate of replacement cost is $1,456,942.
Zoning is stated to be Legal-single family residences.  Property is not located in a flood zone.
Appraiser provided 5 Sold Comps and 1 Active Listing.
Comp distances range from .57 miles to 1.42 miles from subject.
Three sold comps reflect sale dates within the past 3 months and 2 sold comps within 15 months of appraisal date.
Line adjustments are all within 10% guideline, Net adjustments are all within 15% guideline and Gross adjustments are all within 25% guideline.
The appraiser notes the unadjusted range for the comparable sales exceeds 15% due to the limited verifiable sale date available.
Subject attributes are well bracketed.
Appraisal value of $2,000,000.00 is supported.
Appraisal Update and/or Completion (page 421) reflects the work is completed and appraised value is supported at $2,000,000.
Four total invoices (pg. 504-507) reflect two $110 and two $2.50 appraisal management review fee. Fees were improperly labeled on HUD, but does not cause any material concern.

; Second appraisal dated 10/22/2014 reflects a value of $2,100,000 (pg 467).
Secondary appraisal value is $2,100,000. $100,000 greater than primary appraisal value which is a positive variance of 5.00%.  Valuation variance is not material.
Appraisal reflects the subject attributes as: 5570 square feet, 4 bedrooms and 4.2 baths.
Appraiser provided 6 sold comps and 0 active listings.
Comp distances range from .87 miles to 1.42 miles from subject.
Sold comps reflect sale dates within 3 to 23 months of appraisal date.
Line, Net and Gross adjustments are within industry standards and attributes of subject are bracketed by the comparables provided.
Secondary appraisal value is supported.
Appraisal Update and/or Completion (page 427) reflects the work is completed and appraised value is supported at $2,100,000
; Clear Capital HDI indicates an improving trend whereas the PPSF (price per square foot) in the top-tiered priced homes in the block group have increased 0.5% over the previous; quarter and 4.2% overall for the past year.  REO sales in the zip code comprised 13.2% of sales compared to the national average of 16.9% at the time, which is not considered to be REO saturated. Original appraisal reports a balance of supply and demand int he market with stable property values and 3-6 months marketing times. The subject was valued subject to completion in a refinance transaction.  The quality of construction is considered to be very good and condition was reported as excellent (new). The property conforms tot he area.  Per aerial images, the subject is near a golf course, lake, and highway, and is also on a busy street. OA sales 1, 2, and 3 were verified in MLS.  Sales 1 and 2 were also verified in public records, but Sale 3 was not.  Sales 4 and 5 were not verified in MLS or public records. Comp 6 was a listing, thus not in public records as a sale.  Four of the OA sales comps were verified in MLS.  OA comps ere located within 1.42 miles from the subject , which is considered proximate in this market for higher end homes.  The comps sold as far as 16 months from the effective date of the OA, which is not considered timely in this market.  Comps had a value range $1,425,000 to $2,500,000 which is an extremely broad value range which prompted excessive adjustments to the comps due to such varied characteristics.  The adjusted value range of the comps was also broad indicating dissimilarity in the comps and lack of adjustments for difference from the subject.  Overall, the OA value is within a 10% variance of the reconciled value with the comparable risk factors of timeliness, inadequate/excessive adjustments and "other" due to excessive value range of sales. Supplementary sale data research provided one additional MLS verified sale from the subjects nearby market area that is most similar to the subject.  The sale closed within 3 months of the OA effective date and is located within 0.87 miles of the subject with a sales price of $1,650,000.  It sold within an acceptable time frame, and within acceptable proximity although further than desired.  The sale is considered to be a reasonable substitute for the subject and is the best available from the comps provided other than those already select as OA sales. Overall the property is inferior to the subject but the best available outside of the OA sales, which were considered the best comps available.  An adequate value conclusion can be reached after applying necessary adjustments for those variances, in conjunction with the OA sales, with the value concluding within the 10% variance tolerance of the OA value.  Original appraisal value of $2,000,000 is not supported but is supported within tolerance based on the CDA value of $1,950,000 which results in a negative -2.5% variance.

110845660	816000.00	1020000.00	1025000.00	11/22/2014	0.00	None											1025000.00	0.00	0%	11/28/2014
Primary appraisal is dated 11/22/2014 and reflects a value of $1,025,000 (pg 271).
Subject transaction is purchase of borrowers primary residence which is existing construction.
Subject value is above predominant value of $942,000 by $83,000. The appraiser notes the value greater than predominant range is due to larger than average in size.
Appraisal was completed As Is.
Residence is a two story home, with 3726 square feet, 3 bedrooms and 2 bathrooms.  Property has below grade 2220 sq ft with a 2 bed/2bath.
Subject is located in a suburban location.
Appraisal reflects subject was built in 1992 with an age of 22 yrs old. Appraiser notes effective age of 10 years.
Subject is noted to be in good condition with no remodeling in the past 15 years. Appraiser notes subject does have a modern kitchen and it has been well maintained.
Site size is 1.68 acres with a value of $200,000.  Site value ratio of 19.51% is below the maximum allowed of 30% to be considered typical for the area.  Zoning is stated to be legal.  Property is not located in a flood zone. Zone X
Appraiser provided 3 Sold Comps and 1 Active Listing.
Comp distances range from .22 miles to .43 miles from subject.
Sold comps reflect sale dates within the past 4 months.
Line adjustments are all within 10% guideline, Net adjustments are all within 15% guideline and Gross adjustments are all within 25% guideline.
No Cost Approach was provided. Appraiser stated the Cost Approach was not necessary for development of a credible appraisal.
Subject attributes are well bracketed.
Sales Price is $1,020,000
Appraisal value of $1,025,000 is supported.
Lender review was not provided by the lender.
; Housing Index indicates market trends increased by 2.7% over the past year and 0.4% in the last quarter, prior to the inspection date of the original appraisal (OA). OA indicates market trends as stable.  Current HDI REO saturation reflects 6% of sales during the past 90 days are REO sales, indicating the market is not REO driven. The typical sale time on the current market for the subject county is 9 DOM. Appraisal indicating 3-6 months. Subject is a 22 year old home in a conforming neighborhood described as being in very good condition (C2) with no listed repairs.  Normal physical depreciation was noted with no functional or external abnormalities.  No discrepancies were noted. Subject sales data was verified by MLS and could not be verified via public records.  All sale comps histories were verified by MLS and comps 1-3 were verified by public records.  All comps sold during the past 4 months and are located 0.43 miles or less from the subject. GLA and basement adjustments were low.  Gross adjustments were 17.2% or less.  Supplemental sales were provided and are similar to the appraisal sales in GLA. Location was superior in lot size. Supplemental sales support a value of $1,025,000.  Original appraisal value of $1,025,000 is supported by the CDA.

300001580	760000.00	950000.00	959000.00	12/08/2014	0.00	None											959000.00	0.00	0%	12/18/2014
Primary appraisal is dated 12/08/2014 and reflects a value of $959,000 (pg 354).
Subject transaction is purchase of borrowers primary residence which is existing construction.
Subject value is above predominate value of $880,000. Variance above predominate is 9%. Appraiser states that subject is not overbuilt, but is simply one of the larger homes of higher quality in the area.
Appraisal was completed As Is.
Residence is a 2-story, Traditional Style home with 5449 square feet, 5 bedrooms and 5.1 bathrooms. No below grade square footage. Additional features include 2 fireplaces and a pool and spa.
Subject is located in a suburban location. Appraisal reflects subject was built in 2002 with an age of 12 years. Appraiser notes effective age of 4 years. Subject is noted to be in Good/C2 condition with no remodeling in the past 15 years.
Site size is 21047 square feet/.48317264 acres with a value of $120,000. Site value ratio of 12.513% is within 30% guideline.
Zoning is stated to be Legal Single Family Residential. Property is not located in a flood zone (Zone X).
Appraiser provided 4 Sold Comps and 1 Active Listings. Comp distances range from 0.28 miles to 0.99 miles from subject.
Sold comps reflect sale dates within the past 6 months.
Line adjustments are all within 10% guideline, Net adjustments are all within 15% guideline and Gross adjustments are all within 25% guideline.
Subject attributes are well bracketed. Bracketing of bedroom count was not required as subject and all comps have 5 bedrooms.
Sales Price is $950,00.
Appraisal value of $958,000 is supported.
No Lender review provided in the file.
; Housing Index indicates the market as increasing by 5.2% over the past year and 0.7% from most recent quarter.  Original appraisal reports that the market was stable as of the effective date of the appraisal.  Subject is considered to be in overall good condition and located in a residential area as of the effective date of the appraisal.  No functional or external inadequacies are evident. One additional alternate sale was found in the review leading up to the effective date of the report other than those noted int he appraisal.  Aerial imagery reveals that the subject is located in an interior lot.  Comp 3 is superior in location and inferior in site.  Comp 4 is superior in location and construction.  Comp 5 is inferior in construction.  No adverse influence to the subject property.  All comparables are int he market area and lose in proximity to the subject and appear to have the same external influence as the subject.  The comps due to location and similar design as the subject is a good representative of the subjects competitive market. Subject conforms well to the immediate neighborhood.  Value of OA of $959,000 is supported by the CDA.

300000814	719200.00	899000.00	899000.00	12/08/2014	0.00	None											899000.00	0.00	0%	12/17/2014
Primary appraisal is dated 12/08/2014 and reflects a value of $899,000 (page 2).
Subject transaction is purchase of borrowers primary residence which is existing construction.
Appraisal was completed As Is.
Residence is a Detached Row home, with 1322 square feet, 4 bedrooms and 2.1 bathrooms.
Subject is located in an urban location.
Appraisal reflects subject was built in 1909 with an age of 105. Appraiser notes effective age of 20 years.
Subject is noted to be in good condition with remodeling in the kitchen and bath updated within the past year.
Site size is 34682 square feet/acres with a value of $234,800.  Site value ratio of 26.12% is considered to be typical for the area.  Zoning is notated as legal.  Property is not located in a flood zone. Total estimate of Cost-New is $706,400.
Appraiser provided 3 Sold Comps and 2 Active Listings.
Comp distances range from .22 miles to .45 miles from subject.
Sold comps reflect sale dates within the past 5 months.
Line adjustments are all within 10% guideline, Net adjustments are all within 15% guideline and Gross adjustments are all within 25% guideline.
Subject attributes are well bracketed.
Sales Price is $899.000.00
Appraisal value of $899,000 is supported.
; Housing Index indicates the market increasing over the past year by 8.6% and 1.2% over the past quarter.  The original appraisal (OA) reflects the market was stable. The subject was reported to be in average condition as of the effective date of the appraisal.  No functional or external inadequacies are evident.  The subject is reported to have a residential view which appears to have been adequately accounted for in the grid.  Per MLS the subject is pending a sale at $975,000.  Comps 1, 2, 3, and 4 were verified through public records and verified through MLS.  No MLS or public records were found for Comp 5. No additional sales were found for the remaining comps for the previous 12 months leading up the effective date of the report other than those noted in the OA. Aerial imagery reveals that the subject maintains a residential view.  Comps chosen were located within 2.29 miles of the subject and were similar in regards to size, age and amenities to the subject.  All adjustments fell within standard guidelines. Supplementary MLS research provided revealed no additional sale within the subjects immediate neighborhood similar in size, view, amenity, and age.  The 5 comps within the OA support the original valuation. The final estimate of value was found to be well supported by the comps chosen within the report.  Original appraisal value of $899,000 is supported by the CDA.

300000379	1600000.00	3200000.00	3280000.00	12/02/2014	3325000.00	URAR Form 1004	12/02/2014										3280000.00	0.00	0%	12/10/2014
Primary appraisal is dated 12/02/2014 and reflects a value of $3,280,000. (pg 2336).
Subject transaction is purchase of borrowers primary residence which is new construction. Missing certificate of occupancy.
Subject value is above predominant value of $550,000 by $2,730,000. Variance above predominate is 496%. Appraiser specifically states subject is not an over improvement for the area and notes there are numerous homes with higher values than the subject in the area. Based on large variance above predominate, appraiser should have provided more justification for large variance.
Appraisal was completed As Is.
Residence is a 2 story, Neo Eclectic style home, with 6937 square feet, 6 bedrooms and 6.2 bathrooms. No below grade square footage is noted.
Subject is located in a suburban location.
Appraisal reflects subject was built in 2014 with an age of 0. Appraiser notes effective age of 0 years.
Subject is noted to be in new condition with no remodeling since it is brand new.
Site size is 26512 square feet with a value of $1,300,000.00. Site value ratio of 39.63% is considered to be typical for the area. Zoning is stated to be no zoning. Property is not located in a flood zone.
Appraiser provided 3 Sold Comps and 2 Active Listings.
Comp distances range from .77 miles to 1.55 miles from subject.
Sold comps reflect sale dates within the past 7 months. Comp 1 is 5 months old, Comp 2 is 7 months old and comp 3 is 3 months old.
Line adjustments are all within 10% guideline, Net adjustments are all within 15% guideline and Gross adjustments are all within 25% guideline.
Subject attributes are well bracketed. Black and white photos are largely illegible.
Sales Price is $3,200,000.
Appraisal value of $3,280,000 is supported.
Appraisal review was not provided in the file however a second appraisal was completed and detailed below.
; Second appraisal dated 12/2/2014 reflects a value of $3,325,000 (pg 2368).
Secondary appraisal value is $45,000 greater than primary appraisal which is less than 1% variance. Variance is not material.
Appraisal reflects the subject attributes as: 0 years old, 6839 square feet, 6 bedrooms and 6.2 baths.
Appraiser provided 5 sold comps and 2 active listings.
Comp distances range from .78 miles to 3.71 miles from subject.
Sold comps reflect sale dates within 7 months of appraisal date. One comp is 7 months old all the rest are well under 6 months.
Line, Net and Gross adjustments are within industry standards and attributes of subject are bracketed by the comparables provided.
Black and white photos are largely illegible.
Secondary appraisal value of $3,325,000 is supported.
; Housing Index indicates the subject market has increased by 6.1% over the last year and 0.3% over the prior six months.  Original appraisal (OA) indicates the market as increasing.  Subject is new construction with good appeal to the neighborhood.  It is reported to be in good condition as of the effective date of the OA.  Interior photos indicate good quality, condition and appeal.  No external inadequacies are evident as proximity to non-residential / commercial use is considered to have no adverse impact.  The subjects street carries subdivision traffic bu no externality is considered to occur. Subject was verified in MLS but no public records were found for the subject. Comps 2, 3 and 5 were verified in MLS.   The other comps were not verifiable in MLS, nor were any comps verifiable in public records.  Appraisal comps are competing style homes in the subjects area. Comp 2 is a dated sale but the market has increased.  It is noted that the data does not bracket the subjects lot size, resulting in across-the-board adjustments. Adjustments for GLA and age/condition appear conservative.  Other adjustments to the data are reasonable and individual, net and gross adjustments are within guidelines.  After revision of the adjustments, the value would still be reasonably supported within the adjusted selling/listing price range of the data.  Supplemental sales provided for consideration are mostly much older homes  much smaller in GLA and none of the sales are new construction and similar in GLA.  None of the sales have been selected accordingly.  The opinion of value expressed in the appraisal is within the unadjusted selling price range of the data. Appraisal comps are relevant and appear to have been among the best available.  Based on the HDI research, analysis of the appraisal data, and consideration of the current market conditions, value is adequately supported within a reasonable range. Original appraisal value of $3,280,000 is supported by the CDA.

300001170	571000.00	0.00	740000.00	11/26/2014	0.00	None											740000.00	0.00	0%	12/18/2014
Primary appraisal is dated 11/26/2014 and reflects a value of $740,000 (pg 11).
Subject transaction is refinance) of borrowers primary residence which is new construction. Certificate of Occupancy provided (pg 1).
Subject value is above predominate value of $330,000. Variance above predominate value is 124%. Appraiser indicates subject conforms to the neighborhood and there are enough similar properties in the neighborhood that marketability and value of the subject should be affected.
Appraisal was completed As Is. Color photos reflect subject is fully completed.
Residence is a 2 story, split/rear home with 5418 square feet, 4 bedrooms and 3.2 bathrooms. No below grade square footage is noted. Additional features include a pool and panoramic views of the River.
Subject is located in an suburban location.
Appraisal reflects subject was built in 2014 with an age of 0 years. Appraiser notes effective age of 0 years.
Subject is noted to be in New/C1 condition. No remodeling required due to new condition.
Site size is 21,336 square feet with a value of $110,000. Borrower purchased lot for $75,000 on 11/8/2013. Appraiser provided detailed narrative to support increased lot value (pg 14). Site value ratio of 14.86% is within 30% guideline.
Zoning is stated to be Legal/Planned Development Residential.  Property is not located in a flood zone (Zone X).
Appraiser provided 3 Sold Comps and 2 Active Listings.
Comp distances range from .12 miles to 5.37 miles from subject. Four of five comps are under 1.5 miles from subject.
Sold comps reflect sale dates within the past 6 months.
Line adjustments are all within 10% guideline, Net adjustments are all within 15% guideline and Gross adjustments are all within 25% guideline.
Subject attributes are well bracketed.
Prior sale noted for subject of $75,000 on 11/8/2013 was borrowers purchase of vacant lot prior to construction.
Appraisal value of $740,000 is supported.
No Lender review provided.
; Housing Index indicated that original appraisal (OA) conditions were unable to be verified as no HDI data was available.  Subject was considered to be in "new" condition.  Features and property condition were verified by interior and exterior photos provided.  After viewing aerial imagery, no adverse external influences were noted. All OA sales and listing data was confirmed as accurate.  Subject previously sold as a vacant lot in 11/2013 and was correctly reported in the OA.  No other sales were noted. The comp sales were considered to be a good representation of competitive homes in the subject market area.  All comps are located within 5.36 miles of the subject. GLA adjustments were made at $60/SF which is considered to be low for homes of similar quality, design, condition and GLA in the subject market area.  All other adjustments appear to be reasonable and the adjusted values are supportive of the value conclusion it he OA.  Comp 5 net adjustments exceed the typical 15% but all other net and gross adjustments are reasonable and do not exceed the standard 15% and 25%. The adjusted value range is $719,000 to $1,091,000.  Supplementary MLS data revealed 30 sales within the subjects larger market area.  The sales presented in the OA were the most appropriate based on similar design, appeal, characteristics, proximity, and date of sale.  No additional review comp was chose as those in the OA are considered the most competitive sales and listings available and support the OA value conclusions after necessary adjustments.  Original appraisal value of $740,000 is supported by the CDA.

300000592	1275000.00	0.00	1800000.00	12/02/2014	1850000.00	URAR Form 1004	11/25/2014														1945000.00	145000	8.05%	12/02/2014
Primary appraisal is dated 12/02/2014 and reflects a value of $1,800,000 per page 306 of the loan file.
Subject transaction is refinance of borrowers primary residence which is existing construction.
Subject value is above predominate value of $1,500,000. Variance above predominate value if 20%. Appraiser made no comments concerning predominate value or if subject would be an over improvement.
Appraisal was completed As Is.
Residence is a 2 story style single family detached home with 6683 square feet, 5 bedrooms and 4 bathrooms.
Appraiser indicates Urban location.
The appraisal reflects subject was built in 2007 with an age of 4 years. Appraiser notes effective age of 5 years. Exception set for age inconsistencies.
Subject is noted to be in Good/C2 condition with updates in the past 6-10 years. Appraiser notes that subject is a custom built home on lake frontage property.  The subject has many upgrades and high end custom finished and features, which are listed in the appraisal commentary addendum.
Site size is 25,710 square feet. The appraiser did not complete the cost approach section and no opinion of site value is reflected, however commentary (pg 308) reflects an estimated $585,500 value for the lake frontage portion of the site. Appraiser provided no Cost Approach to Value. No reason provided for omitting this valuation approach.
Zoning is stated to be Legal/R-2 residential.  Property is not located in a flood zone (Zone D).
The appraiser provided 4 Sold Comps and no Active Listings.
Comp distances range from 1.11 miles to 1.96 miles from subject.
Sold comps reflect sale dates within the past 3-18 months. Appraiser states that comps are best available for lake front homes sold within past 12-24 months.
Line adjustments are within 10% guideline.  Net adjustments are all within 15% guideline and Gross adjustments are all within 25% guideline.   The four comps have considerably less GLA and site square footage than the subject and appraiser made adjustments for both. The general commentary addresses the adjustments for each comp.
Primary appraisal does not contain a copy of the appraisers license.
Appraisal value of $1,800,000 is supported.
No lender review provided.
Full second report required per lender.

; Second appraisal dated 11/25/2014 reflects a value of $1,850,000 per page 331 of the loan file.
Secondary appraisal value is $50,000 greater than primary appraisal value which is a greater variance of 3%. Valuation variance is not material.
Appraisal reflects the subject attributes as seven years old, 7974 square feet, 5 bedrooms and 3.5 baths.
Appraiser provided 4 sold comps and 1 active listing.
Comp distances range from 1.16 miles to 4.23 miles from subject.  Sold comps reflect sale dates within 4-13 months of appraisal date.  Net adjustments vary from -22-12% and Gross adjustments range from 0-38%.   Secondary appraisal value is supported.
The secondary appraisal contains the USPAP addendum as well as copies of appraisers license.

; Field Review provided reflects a value that exceeds the original appraisal value of $1,800,000 with a positive variance of 8.06% based on a review value of $1,945,000. Appraiser reported the description of the neighborhood includes all properties with lake frontage, that is not the neighborhood, it is the whole Lakes are and is too broad. The characteristics, trend, and land use sections are suitable.  This does not effect the appraised value of the subject.  Lot measurements and square footage are accurate according to the Assessors card.  The correct zoning is R2, not R1, this does not effect the value. Subject is 7 years old, not 4 as shown on the original appraisal comp section.  Subject is larger than what the appraiser showed making a significant difference in the adjustments to size. All comps sale prices are correct. Field review appraiser provided sale comps and after adjustments, the final Field Review value of $1,945,000 was the opinion of value which exceeds the appraisal value of $1,800,000 determining that the original appraisal value is supported.

300005150	700000.00	0.00	875000.00	01/13/2015	0.00	None											875000.00	0.00	0%	01/23/2015
Primary appraisal is dated 1/13/2015 and reflects a value of $875,000 (pg 373).
Subject transaction is refinance of borrowers primary residence which is existing construction.
Subject value is above predominate value of $700,000. Appraiser states subject is not an over improvement (pg 380).
Appraisal was completed As Is.
Residence is a Modern 1.5 story style home, with 3720 square feet 4 bedrooms and 3.2 bathrooms. Below grade total square footage of 2581 with 1788 square feet finished out with 2 recreation rooms, 2 bedrooms and 1 bathroom.
Subject is located in an suburban location. PUD with HOA dues of $200/mo.
Appraisal reflects subject was built in 1998 with an age of 16 years. Appraiser notes effective age of 5 years.
Subject is noted to be in average/C3 condition with kitchen and bathroom remodeling in the past 1-5 years.
Site size is 24850 square feet with a value of $200,000. Site value ratio of 22.86% is within 30% guideline. Zoning is stated to be Legal-R1.  Property is not located in a flood zone (Zone X).
Appraiser provided 3 Sold Comps and 1 Active Listings.
Comp distances range from .15 miles to .46 miles from subject.
Sold comps reflect sale dates within the past 4 months.
Line adjustments are all within 10% guideline. Net adjustments on Comps 1 and 2 exceed 15% guideline and Gross adjustments on Comp 1 exceed the 25% guideline. Appraiser provided adequate narrative to address excessive adjustments. Appraiser states this was due to view, quality of construction, gross living area and/or level of basement finish.
Subject attributes are well bracketed.
Appraisal value of $875,000 is supported.
No lender review provided.
; Housing Index indicates the market increased 9.5% over the past year and 0.6% over the last quarter.  REO Saturation rate is 18.6% over the last 3 quarters which indicates the market is not REO driven.  The original appraisal (OA) reports that the market was stable as of the effective date. Subject is reported to be in good condition with no noted repairs.  Subject backs to golf course and is influenced by this external factor that would effect marketability.  MLS research provided confirmed OA comp sales 1 and 3 but not sale 2 or listing 4.  No history on the subject was confirmed.  The subject and comparable sale are not confirmed by public record.  No analytical or procedural discrepancies noted in the appraisal. Comps 1 and 2 do have adjustments higher than recommended percentage parameters.  The OA comps are the best indicators of value.  Supplemental comps do not offer any additional support.  The original appraisal value of $875,000 is supported by the CDA value.

300000282	508558.00	635698.00	643000.00	01/08/2015	0.00	None											635000.00	-8000	-1.24	01/21/2015
Primary appraisal is dated 01/08/2015 and reflects a value of $643,000 (pg 362).
Subject transaction is purchase of borrowers primary residence which is new construction. Certificate of Occupancy provided (pg 359)
Subject value is below predominate value of $430,000 but within high range of $2,500,000.
Appraisal was completed As-Is.
Residence is a Country French home, with 16,876 square feet, 4 bedrooms and 4.1 bathrooms.
Subject is located in a suburban location.
Appraisal reflects subject was built in 2015 with an age of 0 years. Appraiser notes effective age of 0 years.
Subject is noted to be in new condition.
Site size is 16,876 square feet with a value of $200,000. Site value ratio of 31.1% is just above 30% guideline. Appraiser states value based on current lot sales in the area.  Zoning is stated to be Legal RS2.  Property is not located in a flood zone (Zone X).
Appraiser provided 4 Sold Comps and no Active Listings.
Comp distances range from .04 miles to 2.22 miles from subject. 3 of 4 comps are less than .22 miles from subject. Only comp 4 at 2.22 miles from subject exceeds the guideline of 1 mile.
Sold comps reflect sale dates within the past 2-6 months except for Comp 2 which was sold in the past 7 months/
Line adjustments are all within 10% guideline, Net adjustments are all within 15% guideline and Gross adjustments are all within 25% guideline.
Subject attributes are bracketed, except for GLA. Subjects GLA of 4193 is lower than all comps, however Comp 1 and Comp 4 have GLA within 25 square feet of subject and with similar room counts.
Sales Price is $635,698.
Appraisal value of $643,000 is supported.
No Lender review provided.
; Housing Index indicates stable to improving trend whereas the repeat sales i the top-tiered priced homes in the blockgroup have increased 1.2% overall for the past year.  REO sales in the zip code area comprised of 9.5% of sales, compared to the national average of 17.2% at the time, which is not considered to be REO saturated. The original appraisal (OA) reports balance of supply and demand in the market with stable property values and 3-6 months marketing time.  The subject property is a custom built sale from a builder with the condition  considered very good (New) with the quality of construction being considered very good. The property confirms to the area.  Aerial imagery reflects the subject is near a highway and the river. The subjects 3 year sales history and 12 month list history was unable to be verified in MLS or public records.  Per the OA, the subject was pending under contract at the time of the OA for $635,698.  All OA sales were verified in MLS and public records. The GLA of the subject was not bracketed by the comps, however, there was a comp with such similar improved size that no adjustment was needed.  There were no comps with inferior GLA that have sold recently.  The first three sales in the OA were well selected and the best available for comparison.  Overall the OA value is within a 10% variance of the reconciled value with the comparable risk factors of inadequate/excessive adjustments and proximity.  Supplementary research data did not provide any relevant sales that could be utilized to derive at a credible value conclusion.  The OA comps are better in deriving a credible value conclusion, and are the best comps available. Adjustments to the comps were inadequate for bath variances.  The MLS-verified supplemental comps were not considered to be reasonable indicators of the subjects value, but the OA comps were very well selected and the best available.  By applying necessary adjustments to the OA sales, the reconciled value conclusion is within 10% of the OA value, thus the original appraisal value of $643,000 is supported by the CDA value of $635,000 within tolerance creating a small negative -1.24% variance.

300000004	500000.00	0.00	920000.00	12/18/2014	0.00	None											935000.00	15000	1.63	01/06/2015
Subject was recently bought by borrowers on 11/10/14 for a sales price of $920,000. Using recent sales price as appraised value.
Most recent appraisal is dated 12/18/14 and reflects a value of $935,000 (pg 401).
Subject transaction is refinance of borrowers primary residence which is existing construction.
Subject value is below predominate value of $1,000,000.
Appraisal was completed As Is.
Residence is a Ranch Style home, with 1.05 acres, 5 bedrooms and 3 bathrooms.
Subject is located in a suburban location.
Appraisal reflects subject was built in 1959 with an age of 55. Appraiser notes effective age of 15 years.
Subject is noted to be in a C2 condition with remodeling in the past 1 to 5 years.
Site size is 3539 square feet with a value of $550,000. Site value ratio of 47.31% is considered to be typical for the area. Zoning is stated to be Legal/R-43. Property is not located in a flood zone.
Appraiser provided 5 Sold Comps and 2 Active Listings.
Comp distances range from 0.28 miles to 2.37 miles from subject. Distances of comps is considered reasonable given the size of the subject and comp sites. Subject is just over 1 acre.
Sold comps reflect sale dates within the past 0-6 months with the exception of Comp 1 which was sold in the past 7 months.
Line adjustments are all within 10% guideline, Net adjustments are all within 15% guideline and Gross adjustments are all within 25% guideline. (any adjustments outside of these guidelines should be addressed).
Subject attributes are well bracketed.
Appraisal value is supported.
No lender review in file; Housing Index reflects the subjects tract had increased 5.2% over the past year and 0.6% over the prior quarter.  The original appraisal (OA) reports that the subject market area was stable as of the effective date of the appraisal. The subject is considered to be in very good (C2) condition with some minor cosmetic renovations to be completed as needed.  No functional inadequacies were noted at time of inspection.  External inadequacies noted as the subject fronts an arterial street with traffic influence. Per the OA, the subject had been marketed for sale within the previous 12 months as of the effective date of the appraisal. Sales price and date of sale for the subjects previous sale was verified through the MLS data provided.  No analytical discrepancies noted on OA.  Procedural deficiency noted that comparable sale 1 is over 6 months old.  It should be noted that comparable sales exceed typical distance guidelines, however per supplemental and market data provided this does not appear to be atypical when appraising this type of property (older remodeled custom home) and is not considered a deficiency.  Supplemental sales were provided for this reconciliation, however per the MLS data provided none were located within a 1 mile radius from the subject that had sold within 6 months of the effective OA date that were deemed comparable. With noted deficiencies of Comp1 being older than 6 months, the OA appears to be reliable and the subjects value supported.  The subject was purchased in 11/2014, thus lower the lower original sale price of $920,000 was used for LTV calculation versus the current OA value of $935,000.  The CDA value of $935,000 supports the original appraisal value of $935,000.  Because the lower $920,000 sale price value was entered as the value for calculating an LTV, a positive variance was created of 1.63% which does not apply.

300005065	508880.00	636100.00	670000.00	12/26/2014	0.00	None											670000.00	0.00	0%	01/12/2015
Primary appraisal is dated 12/26/2014 and reflects a value of $670,000 (pg 239).
Subject transaction is purchase of borrowers primary residence which is existing construction.
Subject value is below predominate value of $825,000. Appraiser indicates subject conforms to the neighborhood.
Appraisal was completed As Is.
Residence is a 1 story, Rambler style home with 1641 square feet, 3 bedrooms and 2 bathrooms. 997 square feet is below grade with 744 finished into 1 recreation room, 1 bedroom and 1 bathroom.
Subject is located in an suburban location.
Appraisal reflects subject was built in 1968 with an age of 46 years. Appraiser notes effective age of 20 years.
Subject is noted to be in Average/C3 condition with no remodeling or updates in the past 15 years.
Site size is 40,511 square feet with a value of $250,000.  Site value ratio of 37.10% is considered to be typical for the area. Appraiser states land to value ratio to the Boulder County's low growth policies.
Zoning is stated to be Legal-ER. Property is not located in a flood zone (Zone X).
Appraiser provided 4 Sold Comps and 2 Active Listings.
Comp distances range from .57 miles to 2.42 miles from subject.
Sold comps reflect sale dates within the past 8 months. 2 of 4 sold comps sold within the past 4 months.
Line adjustments are all within 10% guideline, Net adjustments are all within 15% guideline and Gross adjustments are all within 25% guideline.
Subject attributes are well bracketed.
Black and white photos provided with report are largely illegible.
Sales Price is $665,000.
Appraisal value of $670,000 is supported.
No Lender review provided.
; Housing Index indicates that the last 90 days the market has improved by 0.8% and 5.7% over the past year.  The REO Saturation index for the subject zip code is 4.7% with the national average being 16.9%, thus the market is not considered to be REO driven.  The original appraisal (OA) reflects the market area values are stable with supply and demand in balance and marketing time at 3-6 months. Subject home was built in 1968 and reflects no negative external features which would impact the property. Four sold properties were used for the reconciled value of the home. The original sale prices and the adjusted values bracket the value of the home.  Adjustments are in line with standard guidelines.  Verification sources are not FNMA compliant.  FNMA compliant Data and Verification Sources for the indicated closed sale must be specific.  Terms such as Public/County Records or Exterior Inspection are not acceptable.  Comps 1 and 4 are located over one mile from the subject.  Supplemental sales do not appear to be of the same price point as the subject.  Some are located over one mile from the subject.  The GLA varies. An alternative value is not supported for the home. OA comp sales support the OA value of the property.  There are no significant deficiencies to the report.  An alternative value is not supported for the home.  Overall the report is considered reliable.  The original appraisal value of $670,000 is supported.

300005140	541500.00	0.00	695000.00	01/19/2015	0.00	None											695000.00	0.00	0%	02/02/2015
Primary appraisal is dated 1/19/2015 and reflects a value of $695,000 (pg 347).
Subject transaction is refinance of borrowers primary residence which is existing construction.
Subject value is above predominate value of $633,000. Variance above predominate is 9.8% and is not material.
Appraisal was completed As Is.
Residence is a 2 story, Folk style home, with 3599 square feet, 4 bedrooms and 2.1 bathrooms.  Below grade square footage of 1992 sq ft. 1892 square feet is finished into 1 recreation room, 1 bedroom and 1.1 bathrooms.
Subject is located in an suburban location.
Appraisal reflects subject was built in 1981 with an age of 34 years. Appraiser notes effective age of 10 years.
Subject is noted to be in Average/C3 condition with no updates in the prior 15 years.
Site size is 2.07 acres with a value of $130,000.  Site value ratio of 18.71% is within 30% guideline. Zoning is stated to be Legal-NC2A.
Property is not located in a flood zone (Zone X).
Appraiser provided 7 Sold Comps and 1 pending sale.
Comp distances range from .06 miles to 1.35 miles from subject. 4 of 7 comps are less than 1 mile from subject. Appraiser states use of comps over 1 mile from subject were required due to stable market and low turnover.
Sold comps reflect sale dates within the past 5 months.
Line adjustments are all within 10% guideline, Net adjustments are all within 15% guideline and Gross adjustments are all within 25% guideline.
Subject attributes are well bracketed.
Subject was purchased by current owner for $680,000 on 11/5/2013.
Appraisal value of $695,000 is supported.
No Lender review provided.
Black and White photos are largely illegible.
; Housing Index indicates subjects market has increased 6.3% over the past year. REO saturation was 10.9% for the most recent quarter which does not indicate an REO driven market. The subject is reported to be in a C3 or good condition. There are no known discrepancies between the provided MLS and public records data. There are no known externalities that may have an impact on the subjects marketability. No supplemental comps were utilized by the reviewer. The comparable sales provided in the OA appear to be generally supportive of the market value due to all comps were sold during the past 5 months and all comps are located within 1.35 miles or less from the subject. Reviewer used comp 2 as the most significant comparable. Minor deficiency is due to the appraisal adjustments for basement was low, high for the walkout basement and inconsistent adjustments. Original appraisal value of $695,000 is supported by the CDA value.

300001589	640000.00	0.00	800500.00	12/02/2014	0.00	None															730000.00	-70500	-8.80%	02/03/2015
Primary appraisal is dated 12/2/2014 and reflects a value of $800,500 (pg 436).
Subject transaction is refinance of borrowers primary residence which is new construction. Certificate of Occupancy provided (pg 426).
Subject value is above predominate value of $600,000. Variance above predominate value is 33%. Appraiser indicates that differences in predominate value do not affect marketability in this market.
Appraisal was completed Subject To Completion. 1004D/442 (pg 430) with photos was provided.
Residence is a 2 story, Colonial style home with 2814 square feet, 5 bedrooms and 3.1 bathrooms.  Subject also has 2042 square feet below grade of which 1942 is finished into 1 recreation room, 2 bedrooms and 1.1 bathrooms.
Subject is located in an urban location per appraisal. Appraiser further describes the area as rural/urban.
Appraisal reflects subject was built in 2014 with an age of 0 years.
Subject is noted to be in new/C1 condition with no remodeling since subject is new construction..
Site size is 17,600 square feet/acres with a value of $150,000.  Site value ratio of 18.74% is within 30% guideline.  Zoning is stated to be Legal R1.  Property is not located in a flood zone (Zone X).
Appraiser provided 3 Sold Comps and 0 Active Listings.
Comp distances range from .51 miles to .71 miles from subject.
Sold comps reflect sale dates within the past 25 months. Comp 1 is 12 months old, Comps 2 and 3 are 24 months old. Appraiser states this was due to lack of high end home sales in the area. Appraiser was not able to provide any comps within 6 months of report which support the value.
Line adjustments are all within 10% guideline, Net adjustments are all within 15% guideline and Gross adjustments are all within 25% guideline.
Subject attributes are not bracketed. Subject is 2814 square feet, Comps range from 3415 to 3847. Subject has 5 bedrooms above grade and 2 below grade. All Comps have a lesser bedroom count. Subject has 3.1 bathrooms above grade and 1.1 bathrooms below grade. All comps have a lesser bathroom count. Subject has a 4 car garage, All Comps have 3 car garages.
Appraisal value of $800,500 cannot be supported by comparables provided in the appraisal report.
No Lender review provided, however email (pg 423) indicates a field review was performed. Missing copy of field review ordered by lender.
; Field Reviewer indicates the information within the neighborhood section is inaccurate due to the following: neighborhood boundaries are not exclusive of comparables utilized in grid, property location is not urban, suburban would be considered due to location from downtown over 1 mile.  Reviewer also indicates site section is inaccurate due to lot size is incorrect, irregular zoning incorrect, R-1 Low Density. Based on the review, the opinion of market value in the appraisal report under review is lower due to comparable data utilized did not bracket square footage, garage bays and due to error or lack of details for comparison of data for qualify of construction, room count and reporting data. Sales provided do not bracket subjects age and square footage of subject property. Comp 2 was inputted incorrectly and is located over 1.17 miles from the subject and comp 4 is located on a busy street. Subject appears to be over valued by lack of reporting accurate data and or bracketing specific features. Based on supportive adjustments and comparable data bracketing major components of the subject and with the adjusted sales, review appraisers opinion of value does not concur with value conclusion within the original report. Original appraisal dated 12/02/14 with a value of $850,500 is not supported by the Field Review of $730,000 but is within 10% tolerance at -8.81%.

110863583	636380.00	0.00	950000.00	12/19/2014	0.00	None															870000.00	-80000	-8.42	12/14/2014
Primary appraisal is dated 12/19/2014 and reflects a value of $950,000 (pg 439).
Subject transaction is refinance of borrowers primary residence which is new construction. Documentation of final inspection (pg 434) provided. Per documents, no Certificate of Occupancy is issued.
Subject value is above predominate value of $600,000. Variance above predominate is 58%. Appraiser states subject is not an over improvement.
Appraisal was completed Subject To Completion per Plans. 1004D/442 was provided (pg 461) indicating subject is complete. Photos provided are largely illegible.
Residence is a 2-story, Mediterranean style home with 3597 square feet, 4 bedrooms and 3.1 bathrooms. No below grade square footage is noted.
Subject is located in a suburban location.
Appraisal reflects subject was built in 2014 with an age of 0.
Subject is noted to be in new/C1 condition.
Site size is 8250 square feet with a value of $275,000.  Site value ratio of 28.95% is within 30% guideline. Zoning is stated to be legal/A-5.  Property is not located in a flood zone (Zone X).
Appraiser provided 3 Sold Comps and 0 Active Listings.
Comp distances range from 1.17 miles to 1.31 miles from subject. Appraiser states Research into the subject market area revealed few recent sales considered to be comparable to the subject and no recent sales of new dwellings. This made it necessary to expand the normal research boundaries beyond the optimum 1 mile radius and utilize pre-owned homes.
Sold comps reflect sale dates within the past 7 months. 2 of 3 comps sold in past 6 months. Comp 3 sale closed in excess of 6 months but within previous 12 months.
Line adjustments are all within 10% guideline, Net adjustments are all within 15% guideline and Gross adjustments are all within 25% guideline.
Subject GLA of 3597 sq ft is not bracketed, however Comp 2 and 3 reflect GLAs within 10% of subject.
Appraisal value of $950,000 is supported.
No lender review provided.
; Field Reviewer, reflects a final value of $870,000 which does not support the original appraisal value of $950,000 creating a negative variance of -8.42% but is within acceptable tolerance. The original appraisal (OA) stated that no new construction was found and the review appraiser (RA) found at least 2 comps the same age as the subject. Comp #3 shows to b ea canceled listing using the same MLS number the OA provided and should not have been used as it was not a closed sale (per MLS), however, tax records show it to have closed, just not under the MLS number provided.  No explanation found within the OA for this. RA utilized OA Comps 1 and 2 and replaced Comp 3 with a new construction comp home similar to the subject located within the subject direct market area. RA adjusted the square footage adjustment and stated the OA over calculated the square footage adjustments. RA value is $870,000 utilizing the OA Comps 1 and 2 and replacing Comp 3 with a similar new construction home.  Value of $870,000 is within tolerance of the original value of $950,000 by the Field Review.

300005767	920000.00	1150000.00	1150000.00	01/27/2015	0.00	None											1150000.00	0.00	0%	02/02/2015
Primary appraisal is dated 01/27/2015 and reflects a value of $1,150,000 (pg 1).
Subject transaction is purchase of borrowers primary residence which is existing construction.
Subject value is above predominate value of $750,000. Variance above predominate value is 53%. Appraiser narrative (pg 9) indicates subject is not an over improvement.
Appraisal was completed As Is.
Residence is a 3-story, Classic design home, with 4,577 square feet, 5 bedrooms and 5.1 bathrooms. No below grade square footage is noted.
Subject is located in an suburban location.
Appraisal reflects subject was built in 1987 with an age of 28 years. Appraiser notes effective age of 14 years.
Subject is noted to be in Average/C3 condition with remodeling in the past 1-5 years.
Site size is 9616 square feet with a value of $350,000.  Site value ratio of 30.43% is considered to be typical for the area.  Zoning is stated to be Legal, A-5.  Property is not located in a flood zone (Zone X).
Appraiser provided 3 Sold Comps and 2 Active Listings.
Comp distances range from .13 miles to 1.23 miles from subject.
Sold comps reflect sale dates within the past 10 months. The appraiser acknowledges that Sale No. 3 is older than six months with regard to closing date. However, it is the appraiser's opinion that this sale transpired during a period of relatively similar overall market conditions as compared to the effective date of this appraisal report.
Line adjustments are all within 10% guideline, Net adjustments are all within 15% guideline and Gross adjustments are all within 25% guideline.
Subject attributes are well bracketed.
Sales Price is $1,150,000
Appraisal value of $1,150,000 is supported.

; Housing Index indicates subjects market has increased 8.2% over the past year. The subject is reported to in a good condition with no known or reported repairs. Aerial imagery reveals subject is located in an interior lot. There are no alternate sales provided by reviewer as the comps provided in OA are the best available.Although comp 3 is superior in view and comps 4 and 5 are superior in site sizes, all OA comps are in the market area and close in proximity to the subject and appears to have the same external influence as the subject thus considered good indicators of value. Overall, the reliability of the report is adequate and the appraisers opinion of value is reasonable based on similarities in GLA, age, design, utility and close to proximity to the subject. Original appraisal value of $1,150,000 is supported by the CDA value.

300005589	794200.00	0.00	1025000.00	01/29/2015	0.00	None											1025000.00	0.00	0%	02/10/2015
Primary appraisal is dated 1/29/2015 and reflects a value of $1,025,000 (pg 2).
Subject transaction is refinance of borrowers primary residence which is existing construction.
Subject value is just above predominate value of $1,000,000. Variance of $25,000 is not material.
Appraisal was completed As Is.
Residence is a 2 story, Contemporary style home with 3948 square feet, 4 bedrooms and 3.1 bathrooms. Subject contains a 2046 square foot, unfinished basement.
Subject is located in an suburban location.
Appraisal reflects subject was built in 2004 with an age of 11 years. Appraiser notes effective age of 5 years.
Subject is noted to be in Average/C3 condition with remodeling in the past 15 years.
Site size is 31,472 square feet with a value of $375,000. Site value ratio of 36.59% is stated to be due to the the county's low growth policies. Appraiser provided no Cost Approach to valuation other than site value. Appraiser states cost approach does not apply to older homes.
Zoning is stated to be Legal ER.  Property is not located in a flood zone (Zone X).
Appraiser provided 4 Sold Comps, 1 pending sale and 1 Active Listings.
Comp distances range from .70 miles to 6.67 miles from subject. Only 1 comp was less than 1 mile from subject and it is a pending sale. Appraiser indicates that the areas low density acreage contributes to need to extend distances. Appraiser states buyers in this market tend to shop a wider geographical area and the market area is considered to be up to 7 miles from subject.  Appraiser states best available comps were used.
Sold comps reflect sale dates within the past 6 months.
5 of 6 Comps have Line adjustments within 10% guideline, Net adjustments within 15% guideline and Gross adjustments within 25% guideline. Comp 4 has an excessive line adjustment for Quality. Net adjustments for Comp 4 also exceed guidelines.  Appraiser states Comp 4 was included in report for support of value and is in similar location. Appraiser acknowledged Comp is superior in quality of construction and upgrades.
Subject attributes are well bracketed.
Subject was purchased by borrower on 10/16/2015 for $995,000. Appraiser indicates increase in value due to original sale was a distress sale.
Appraisal value of $1,025,000 is supported.
No Lender Review provided in file.
; Housing Index indicates the subjects county market trends increased 1.5% over the past quarter and 7.6% during the past year.  REO Saturation data indicates that 2.9% of the sales during the past 90 days have been REO sales, indicating the market is not REO driven.  Typical sale time on market for the subject county at time of the appraisal was 12 DOM.  The original appraisal (OA) indicated marketing time of 3-6 months. Subject condition is reflected to be C3 good condition and this appears to be accurately described and there are no known or reported repairs.  There are no known discrepancies between the provided MLS and public records data and appears to be sufficiently addressed in the appraisal report. There are no discrepancies observed between the subject and comp transfer history and through the MLS and public records and the appraisal.  The subject appears to be accurately and adequately described.  No supplemental sales were selected, due to the difficulty in determining the construct quality, actual improvements and condition of the supplemental sales.  The comps appears to be adequately selected, analyzed and accurately presented, based on the available data. CDA reflects a value of $1,025,000 which supports the original appraisal value. Comment conclusion for reasonableness reflects the estimate of value to be $800,000 on CDA dated 2/10/15 which appears to be an error in the verbiage.  Received revised CDA dated 3/10/15 that reflects the verbiage of estimate of value of $1,025,000 is supported.  The original appraisal value of $1,025,000 is supported by the CDA value of same on report dated 3/10/15.

300005750	504000.00	630000.00	645000.00	01/23/2015	0.00	None											645000.00	0.00	0%	02/10/2015
Primary appraisal is dated 1/23/2015 and reflects a value of $645,000 (pg 419).
Subject transaction is purchase of borrowers secondary residence which is existing construction.
Subject value is above predominate value of $500,000. Variance above predominate is 29%. Appraiser states subject conforms to the neighborhood and indicates that subject is not an over improvement.
Appraisal was completed As Is.
Residence is a 3-story, Beach Contemporary style home with 2829 square feet, 6 bedrooms and 5.1 bathrooms. No below grade square footage is noted.
Subject is located in an suburban location.
Appraisal reflects subject was built in 2004 with an age of 11 years. Appraiser notes effective age of 5 years.
Subject is noted to be in Average/C3 condition with no updates in the past 15 years.
Site size is 15023 square feet with a value of $175,000.  Site value ratio of 27.13% is within 30% guideline. Zoning is stated to be Legal-R.
Property is located in a flood zone (Zone AE).
Appraiser provided 4 Sold Comps and 2 Active Listings.
Comp distances range from .07 miles to 8.49 miles from subject. 4 of 6 comps are less than .50 miles from subject. Comps closest to subject adequately support the value.
Sold comps reflect sale dates within the past 9 months. 2 of 4 sold comps reflect sale dates less than 6 months.
Line adjustments are all within 10% guideline, Net adjustments are all within 15% guideline and Gross adjustments are all within 25% guideline.
Subject attributes are well bracketed.
Sales Price is $630,000 per contract (pg 104). Furnishing are not included in contract or valuation. Separate Bill of Sale for furnishings is provided (pg 186).
Appraisal value of $645,000 is supported.
No Lender review provided.
; Housing Index for the year 2015, the market is stable/up 2.0% for the last year and 0.3% for the most recent quarter. The original appraisal (OA) indicated the subject market was stable.  The subject was reported to be in average condition as of the effective date of the appraisal with photos supporting the same. No functional or external inadequacies were noted or evident. The subject is reported to have a residential view which appears to have been adequately accounted for in the grid.  No MLS or public records were found for the subject.  Comp 4 was verified through public records and verified through MLS.  Comp 3 was verified through MLS only.  No MLS or public records were found for comps 1, 2 5 and 6.  No additional sales were found for the remaining comps for the previous 12 months leading up to the effective date of the report or the than those noted in the appraisal. Aerial imagery reveals that the subject maintains a residential view.  The comps chosen were located within 1 mile sand were similar to the subject with regards to size, age and amenities.  All adjustments were noted to be reasonable and not outside of standard guidelines. Supplementary MLS research provided revealed no additional sale within the subjects immediate neighborhood similar in size, view, amenity, and age. The 6 comps with the OA support the original valuation. The original appraisal final estimate of value of $645,000 was found to be be well supported by the comps chosen within the report.  CDA value of $645,000 supports the OA value.

300005744	744000.00	0.00	993000.00	02/11/2015	0.00	None											993000.00	0.00	0%	02/20/2015
Primary appraisal is dated 02/11/2015 and reflects a value of $993,000 (pg 1).
Subject transaction is refinance of borrowers primary residence which is existing construction.
Subject value is above predominate value of $528,000.
Appraisal was completed As Is.
Residence is a 2-story, Folk style home with 3254 square feet, 5 bedrooms and 2 bathrooms. Below grade square footage of 1730 square feet is noted, with 193 square feet finished into 1 bathroom and 3 other rooms. Appraiser notes there are windows on bars, with escape in 1 finished area and an egress window in the other.
Subject is located in an urban location.
Appraisal reflects subject was built in 1915 with an age of 100 years. Appraiser notes effective age of 20 years.
Subject is noted to be in Average/C3 condition with kitchen and bathroom remodeling in the past 1-5 years.
Site size is 12500 square feet with a value of $203,200. Site value ratio of 20.46% is within 30% guideline. Zoning is stated to be Legal U-SU-C. Property is not located in a flood zone (Zone X).
Appraiser provided 5 Sold Comps, 1 Pending Sale and 1 Active Listings.
Comp distances range from .09 miles to 1.77 miles from subject. 6 of 7 comps are within 1 mile of subject.
Sold comps reflect sale dates within the past 10 months. 3 of 5 sold comps are within 6 month guideline. Appraiser states use of older comps required due to low turnover in subject area.
Line adjustments are all within 10% guideline, Net adjustments are all within 15% guideline and Gross adjustments are all within 25% guideline.
Subject attributes are well bracketed.
Appraisal value of $993,000 is supported.
No Lender review provided in the file.
; Housing Index indicates that market has declined by 0.4% over the past quarter and increased 2.3% over the past year.  The REO saturation index for the subject zip code is 9.2% with the national average at 17.7%, thus the subject market is not considered to be REO driven.  Growth rate is listed as stable with property values also being considered as stable.  Supply and demand is in shortage.  Marketing time is under 90 days. Condition of the property is not listed on the CDA report, thus it was reflected as unknown.  The reviewer states there are no negative external features which would impact the property. The original appraisal (OA) was completed for the subject refinance transaction.  Subject appraisal reflected 5 sale comps and 2 listing comps (comps 6 and 7) were used for the reconciled value of the property.  Comps 1, 2, 4, 5 and 6 are all confirmed in MLS.  Comps 1, 3, and 4 were confirmed via public records.  Listing comp 7 was not confirmed in either MLS or via public records. The original sales price of the comps and adjusted values do bracket the value of the home. Adjustments made are in line with Agency guidelines.  Supplemental sales located vary from the subject GLA.  The most similar sized homes have been used in the OA. Minor deficiencies were found but they do not impact the value for the home.  An alternative value is not supported for the prosperity. The original appraisal value of $993,000 is supported by the CDA value.

300008443	673000.00	905000.00	910000.00	03/06/2015	0.00	None											910000.00	0.00	0%	03/16/2015
Primary appraisal is dated 3/6/2015 and reflects a value of $910,000  (pg 294).
Subject transaction is (purchase/refinance) of borrowers primary residence which is existing construction.
Subject value is below predominate value of $1,000,000. Non-material variance.
Appraisal was completed As Is.
Residence is a 2-story, Classic style home with 4594 square feet, 5 bedrooms and 4.1 bathrooms. No below grade square footage was noted.
Subject is located in an suburban location.
Appraisal reflects subject was built in 2005 with an age of 10 years. Appraiser notes effective age of 5 years.
Subject is noted to be in Average/C3 condition with remodeling in the past 15 years.
Site size is 22,452 square feet with a value of $200,000.  Site value ratio of 21.98% is within 30% guideline.  Zoning is stated to be Legal A-5.  Property is not located in a flood zone (Zone X).
Appraiser provided 3 Sold Comps and no Active Listings.
Comp distances range from .23 miles to .25 miles from subject.
Sold comps reflect sale dates within the past 7 months. 2 of 3 comps are within 6 month guideline.
Line adjustments are all within 10% guideline, Net adjustments are all within 15% guideline and Gross adjustments are all within 25% guideline.
Subject attributes are well bracketed, except for age of subject. Subject is 10 years old, comps are 2, 3 and 4 years old and noted to be in better condition.
Sales Price is $905,000.
Appraisal value of $910,000 is supported.
No Lender review provided.
Photos provided are largely illegible.
; Housing Index indicates subjects market has increased 3.4% over the past year. REO saturation was 3.6% over the past quarter, therefore the area is not considered to be REO driven. The subject property condition is not stated on the review although original appraisal report property condition as C3. The subject is located in an affluent t community in which the immediate area appears to be comprised pf high end structures that are constructed with average/above average workmanship. Three additional supplemental sales were provided by reviewer which are relevant to the subject property. OA report has few discrepancies: GLA and age were not bracketed, no site adjustments and the methodology on the grid appears unclear which includes GLA adjustments, however, due to long terms homestead and/or low turnover of comps like the subject structure, it appears as though bracketing of said issue appears reasonable along with supplemental comps. The gross and net percentage indicators are within the secondary market guidelines. The alternative sales used lent support to the reviews agreement with the OA value. Original appraisal value of $910,000 is supported by the CDA value.

300007345	540000.00	675000.00	690000.00	02/24/2015	0.00	None															680000.00	-10000	-1.45%	02/24/2015
Primary appraisal is dated 2/24/2015 and reflects a value of $690,000 (pg 376).
Subject transaction is purchase of borrowers primary residence which is existing construction.
Subject value is above predominate value of $195,000.  Variance above predominate is 254%. Appraiser states subject is not an over improvement (pg 378).
Appraisal was completed As Is.
Residence is a 2 story, contemporary style home with 3405 square feet, 3 bedrooms and 3 bathrooms. Total below grade square footage of 3654. 2557 square feet of finished, walk out basement is noted which includes 2 recreation rooms, 1 bedroom, 1 bathroom and 2 other rooms.
Subject is located in an suburban location.
Appraisal reflects subject was built in 2003 with an age of 12 years. Appraiser notes effective age of 2 years.
Subject is noted to be in Good/C2 condition with no recent remodeling.
Site size is 17,990 square feet with a value of $90,000.  Site value ratio of 13% is within 30% guideline.  Zoning is stated to be Legal/R5.  Property is not located in a flood zone (Zone X).
Appraiser provided 3 Sold Comps and 2 Active Listings.
Comp distances range from .03 miles to .20 miles from subject. All comps located in subject development.
Sold comps reflect sale dates within the past 9 months. 2 of 3 sold comps are dated within past 4 months.
Line adjustments are all within 10% guideline, Net adjustments are all within 15% guideline and Gross adjustments are all within 25% guideline.
Subject attributes are well bracketed.
Sales Price is $675,000.
Appraisal value of $690,000 is supported.
No lender review provided.
; Field Review appraisal provided that reflects a value of $680,000 which supports the original appraisal value of $690,000 within acceptable tolerance.  Variance of negative -1.45% is deemed well within accepted range of the original value. Condition of the property is reflected as C2, thus good which is stated on the original appraisal (OA). Reviewer reflects the subject and neighborhood is described correctly, subject site is described correctly and verified by tax records.  Appraiser seems to describe the improvements accurately per pictures and tax records. Comps chosen were some of the best available and have similar characteristics as the subject property.  Quality, large living area and views were the main characteristics of the comparable search and market value will increase the larger the living area. A deficiency notes is that the comparables have living areas that are inferior to the subjects living area which does not allow a true market value range of comparable values.  Comps 1 and 3 have superior views than the subject as these comps have more elevation and command higher market values as market data indicates.  Living area was adjusted at slightly less than typical adjustment amounts for the local market. Cost approach seems acceptable and income approach was not developed. Value was deemed to not be supported due to the subjects above grade living area was not bracketed and view adjustments were needed for properties on Frederick verses Clarement due to higher elevation and superior views. In the review, review comps 1 and 2 were taken from the original appraisal and are some of the best comparables. Comp 3 was added to bracket the large above grade living area of the subject and to support the Review opinion of value. Final Review opinion of value of $680,000 supports the original appraisal value of $690,000 within acceptable tolerance.

300006241	524000.00	655000.00	690000.00	02/17/2015	0.00	None											690000.00	0.00	0%	02/23/2015
Primary appraisal is dated 02/17/2015 and reflects an as is value of $690,000.00 (page 251).
Subject transaction is purchase of borrowers primary residence which is new construction.
Appraiser noted the subject property is considered to be above the predominant value for the neighborhood.  However, it is still within the typical range of values for the area.  The subject is not considered to be an over-improvement and its position within the neighborhood value range does not appear to adversely effect its marketability, value, use or enjoyment. The subject exceeds the predominant value because of its larger living area and larger lot size.
Appraisal was completed As Is.
Residence is a detached 3 story Traditional design, with 2861 square feet, 4 bedrooms and 3.1 bathrooms.  Subject is located in a suburban location.
Appraisal reflects subject was built in 2014 in a planned unit development.
Site size is 3300 square feet with a value of $130,000.  Site value ratio of 18.84% is within 30% guideline.  No Zoning is stated.
Property is not located in a flood zone (Zone X).
Appraiser provided 5 Sold Comps and no listing comps. Comp distances range from .19 miles to 1.16 miles from subject; with Sold comps reflecting sale dates within 7 to 9 months of appraisal date.
Appraiser notes Texas is a non-disclosure state and not all property transfers are made public record.  One comparable sale date is 12 months from the effective date of this report. Sales dates over three months were deemed appropriate to use due to the lack of more recent sales available from the data resources.
Line adjustments are all within 10% guideline, Net adjustments are all within 15% guideline and Gross adjustments are all within 25% guideline.
Subject attributes are well bracketed.
City does not require a Certificate of Occupancy for single family residences.  They only require a final structural approval for occupancy.(page 172/128)
Purchase price $658,725.00
Appraisal value of $690,000.00 is supported.
No lender review provided.
; Housing Index indicates the market has declined over the past year by 0.1% and is stable within the previous six months.  The subject market is not a REO driven market.  Per the original appraisal (OA), the market appears accurately described in the appraisal.  The subject property is stated to be accurately and adequately described by the Reviewer. It is new construction two-story with good appeal for the neighborhood.  No external inadequacies are evident.  The Reviewer reports that the landscaping and fence are incomplete. Reviewer states that prior sale or transfer history analysis of the subject and comparables were adequately and accurately provided with reporting information being consistent with the provided research.  No recent prior sales of the subject were noted.  Comps 3 and 4 were verified with MLS.  The OA comps were from the subjects area and appear to be among the best available in consideration of the provided supplemental research.  Comps 3 and 4 are distant but appear to be located in competitive areas.  Comps 1-3 and 5 are dates sales but the market is stable.  Adjustments for GLA appear conservative. All other adjustments appear reasonable. The final value conclusion is considered supported.  After revising adjustments made to the OA comps the final value is still reasonably supported.  Supplemental sales provided are older homes and many were distant.  None of the sales have been selected accordingly.  Research indicates that the appraisal comps were among the best available.  Although some weaknesses in the comp selection and analysis of the data have been noted (distant / dated / unverified comps, inadequate adjustment) the appraisal comps are relevant and appear to have been among the best available.  The final value conclusion appears adequately supported within a reasonable range.  The original appraisal value of $690,000 is supported by the CDA.

300006717	473000.00	0.00	637000.00	02/12/2015	0.00	None											637000.00	0.00	0%	02/12/2015
Primary appraisal is dated 2/12/2015 and reflects a value of $637,000 (pg 1).
Subject transaction is refinance of borrowers primary residence which is existing construction.
Subject value is above predominate value of $375,000. Variance above predominate is 70%. Appraiser noted this is the result of the subject being larger and newer than the typical home. After analyzing homes of similar size, no market resistance was observed.
Appraisal was completed As Is.
Residence is a 2-story, traditional style home with 5112 square feet, 5 bedrooms and 4.1 bathrooms all above grade, no basement.
Subject is a PUD located in an suburban location. Common elements and facilities include Pool, Clubhouse, Common Areas, Tennis Courts, Walking Trails, Parks, and Nature Preserve.
Appraisal reflects subject was built in 2013 with an age of 2 years. Appraiser notes effective age of 2 years.
Subject is noted to be in Good/C2 condition, no further remodeling or updates noted.
Site size is 19,225 square feet with a value of $115,000. Site value ratio of 18.05% is considered to be typical for the area.
Zoning is stated to be No Zoning, Deed Restrictions. Property is not located in a flood zone (Zone X).
Appraiser provided 3 Sold Comps and 2 Active Listings.
Comp distances range from .06 miles to 2.44 miles from subject.  3 of 4 comps are less than 1 mile from subject. Due to the subject being located in a sprawling golf course development that is 25 square miles in area, and the subject being one of the larger homes in the development, it was necessary to use Comp #2 that was 2.44 miles away.
Sold comps reflect sale dates within the past 6 months. 2 of 3 comps were sold within the past 4 months.
Line adjustments are all within 10% guideline, Net adjustments are all within 15% guideline and Gross adjustments are all within 25% guideline. Comps #1 and #2 adjusted for having a pool/spa.
Subject attributes are bracketed. All comparables are 2 story traditional style homes.
Appraisal value of $637,000 is supported.
No Lender review provided.
; Housing IndexI indicates subjects market has increased 1.5% over the prior six months and 3.9% over the past year. Area is not considered to be REO driven. The subject property condition is not stated in the review, however, original appraisal states subject is in a good condition. The subject is a newer two story with large GLA and good appeal for the neighborhood. No external inadequacies are evident (proximity to non-residential/commercial use is considered to have no adverse impact). One additional supplemental sale was provided by reviewer which is the most similar in GLA of the closer/current sales and appears to be a similar appeal home. Comps used in the OA are acceptable, as they are competing style home in the subjects area and appear to be among the best available in consideration of the provided supplemental research. Although some weaknesses in the comp selection and analysis of the data have been noted (distant comps, inadequate adjustment) the appraisal comps are relevant and appear to have been among the best available. The alternative sale used lent support to the reviews agreement with the OA value. Original appraisal value of $637,000 is supported by the CDA value.

110825795	715000.00	0.00	950000.00	11/21/2014	0.00	None											950000.00	0.00	0%	12/02/2014
Primary appraisal is dated 11/21/2014 and reflects an As-Is value of $950,000 (pg 179).
Subject transaction is refinance of borrowers primary residence which is existing construction.
Subject value is $100,000 above predominate value of $850,000, however under high value of $2,500,000. Appraiser did not directly comment on predominate value.
Residence is a 1.5 story style home with 1879 square feet, 3 bedrooms and 2.1 bathrooms. Additional below grade square footage of 1013 was noted with 962 of finished square footage. Below grade room count of 1 recreation room, 1 bedroom and 1 bathroom.
Subject is located in an urban location.
Appraisal reflects subject was built in 1919 with an age of 95 years. Appraiser notes effective age of 15-20 years.
Subject is noted to be in Average/C3 condition. Kitchen remodeling within the past 11 to 15 years. Bathroom remodeling in the past 6-10 years.
Site size is 5913 square feet with a value of $625,000.  Site value ratio of 65.79% is considered to be typical for the area.
Zoning is stated to be Legal-SF5000.  Property is not located in a flood zone (Zone X).
Appraiser provided 3 Sold Comps and 2 pending sales. No active listings provided.
Comp distances range from .03 miles to 1 mile from subject.
Sold comps reflect sale dates within the past 3 months.
Line adjustments are all within 10% guideline, Net adjustments are all within 15% guideline and Gross adjustments are all within 25% guideline. Minimal adjustments required.
Subject attributes are well bracketed.
Appraisal value of $950,000 is supported.
No Lender review provided. ; Housing Index indicates subjects market has increased 5.4% over the past year. REO saturation is also 8.3% which is below the 16.5% national average. The subject is reported to be in a C3 or good condition. There were no externalities of deficiencies affecting the subject in the report. In the subject marketing area, typically finished basements are included in the GLA which makes actual GLA of 2841 sq ft plus 51 sq ft . Supplemental comps were utilized by the review appraiser, however, OA comps were the most similar in age, GLA and proximity. The OA comps adjustments were reasonable, relevant, proximate and supported by market data. No major deficiencies, errors or omissions exist in the OA. The alternative sale used lent support to the reviews agreement with the OA value. Original appraisal value of $665,000 is supported by the CDA value.

300001879	680000.00	850000.00	850000.00	12/18/2014	0.00	None											850000.00	0.00	0%	12/29/2014
Primary appraisal is dated 12/18/2014 and reflects a value of $850,000 (pg 206).
Subject transaction is purchase of borrowers primary residence which is existing construction.
Subject value is above predominant value of $650,000 by $200,000.  Appraiser notes limited sales in the area and describes the area as suburban/rural. Additionally subject is higher than predominant value due to subject age(only 7 yrs old) quality and  size. He does stop short of saying it is overbuilt for the area but comps 1 and 2 are similar.
Appraisal was completed As Is.
Residence is a contemporary Style home, with 3931 square feet, 4 bedrooms and 3.1 bathrooms.
Subject is located in a suburban location.
Appraisal reflects subject was built in 2007 with an age of 7 yrs. Appraiser notes effective age of 2-3 years.
Subject is noted to be in average condition with no remodeling in the past 15 years.
Site size is 22000 square feet with a value of $200,000.  Site value ratio of 23.53% is within the allowable for the area.  Zoning is stated to be legal.  Property is not located in a flood zone. Zone X
Appraiser provided 4 Sold Comps and 2 Active Listings.
Comp distances range from .48 miles to 7.52 miles from subject. Comps 3 and 4 are too distant to compare at up to 7.52 miles away. Comp 1 and  are closest in proximity to the subject on the same street and both are actually smaller then than the subject in square footage but adjusted value is higher on comp1 and just slightly lower on comp 2.
Sold comps reflect sale dates within the past 7 months. Comp 1 is 7 month old with all other comps less than 6 months old.
Line adjustments are all within 10% guideline, Net adjustments are all within 15% guideline and Gross adjustments are all within 25% guideline.
Subject attributes are well bracketed.
Sales Price is $ 850,000
Appraisal value of $850,000 is supported.
Lender review was not provided in the file.
; Housing Index indicates the market is stable which supports the original appraisal (OA). HDI indicates year over year prices increased by 9% and last quarter at 0.2%.  REO activity is present with REO saturation at 6.7%  for the most recent quarter.  Per OA, days on market is under 3 months.  Per HI, days on market is 15 days. The subject is reported to be in good condition.  No repairs were noted by the appraiser and no discrepancies are noted between the appraisal and available data sources. Subject was not able to be verified by MLS or public records.  OA Comps 1-4 were verified by both MLS and public records.  Comps 5 and 6 were verified by MLS but not by public records.  Aerial imagery reveals that the subject is located within a suburban neighborhood consisting of homes with similar design, appeal and characteristics.  OA provided 4 sale comps and 2 listing comps which were considered to be good indicators of value for the subjects market.  All adjustments are considered to be within typically acceptable guidelines.  Supplementary MLS research revealed 30 additional sales which were within 2.56 miles of the subject.  The reconciliation comps (RC) bracket the subject in terms of quality, physical characteristics and other amenities. The RC that have closed within 6 months of the effective date of the OA are not considered to be good indicators of value for the subject.  No RC were utilized in the reconciliation. The OA provided the most appropriate comps available. With most weight given to the OA Comps 1-3, the final appraised value of $850,000 is supported by the CDA.

110799612	690400.00	863000.00	863000.00	08/21/2014	0.00	None											863000.00	0.00	0%	09/04/2014
Primary appraisal is dated 08/21/2014 and reflects an As-Is value of $863,000.(pg 141). Subject transaction is a Purchase of borrowers primary residence which is existing construction. Subject value is above predominant value of $569,000 but under high value of $1,295,000. Subject underwent major remodel in 2006 and has energy efficient items including double pane windows. Residence is a Craftsman Style home, with 1418 square feet, 2 bedrooms and 1 bathroom. Basement is 1418sq feet below grade with adjustments across the board. It is listed as an additional 2 bed, 1 bath in the below grade area. Subject is located in an suburban location. Appraisal reflects subject was built in 1924 with an age of 90. Appraiser notes effective age of 5 years. Subject is noted to be in good condition with remodeling in the past six to ten years. Site size is 5400 square with a value of $400,000. Site value ratio of 46% is considered to be typical for the area.  Zoning is stated to be legal. Property is not located in a flood zone. Appraiser provided 3 Sold Comps and 3 Active Listings. Comp distances are all less than 1 mile away. Sold comps reflect sale dates within the past 5 months. Line adjustments are all within 10% guideline, Net adjustments are all within 15% guideline and Gross adjustments are all within 25% guideline. Subject attributes are well bracketed. Sales Price is $863,000. Appraisal value of $863,000 is supported. Lender review was not provided in the file.

; Housing Index indicates the market is stable and not increasing as reported on the original appraisal.  Year over year prices increased by 11.7% but HI forecast is for prices to decrease by 10.8% over the next 12 months.  REO activity is present with REO saturation at 6.7% for the most recent quarter per HI.  Per QA, days on market is under 3 months and HI indicates a days on market of 14 days. Subject reflects good condition with no repairs noted by the appraiser and no discrepancies noted between the appraisal and available data sources.  with original appraisal value of $863,000 being supported by the CDA. Aerial photos reflects subject is in a suburban neighborhood consisting of homes with similar design, appeal and characteristics.

110802627	996000.00	1245000.00	1275000.00	09/16/2014	0.00	None											1275000.00	0.00	0%	09/19/2014
Primary appraisal is dated 09/16/2014 and reflects an As-Is value of $1,275,000 (pg 275).
Subject transaction is purchase of borrowers primary residence which is  existing construction.
Subject value is above predominate value of $813,000. There are 3 comparable properties currently offer for sale in the neighborhood ranging in price from $1,295,000 to $1,345,000 and 12 Comparable sales in the subject neighborhood within the last 12 months ranging in dale price from $1,165,000 to $1,695,000 indicating it is not an over improvement. Subject value is below high value of $3,400,000.
Residence is a Contemporary style home, with 2863 square feet, 3 bedrooms and 2.1 bathrooms.  With additional below grade sq footage of 1882 with a rec room 1 bedroom and one half bath
Subject is located in a suburban location.
Appraisal reflects subject was built 1947 with an age of 67 years. Appraiser notes effective age of 12 years.
Subject is noted to be in Average/C3 condition with Kitchen and bathroom remodeling in the past 1-5 years.
Site size is 8400 square feet  with a value of $475,000. Site value ratio of 37.25% is considered to be typical for the area.  Zoning is stated to be SF5000 Single Family Residential with 5000sq ft minimum lot size.  Property is not located in a flood zone.
Appraiser provided 6 Sold Comps and 2 Active Listings.
Comp distances range from 0.03 miles to 0.52 miles from subject. 4 Sold comps reflect sale dates within the past 2 months. 2 comps(5 & 6) are dated within 21 months and 16 months. Appraiser provided Comp 5 and 6 due to similar basement amenity (pg 286).
Line adjustments are all within 10% guideline, Net adjustments are all within 15% guideline and Gross adjustments are not all within 25% guideline. Comps 5-6 are with 43.2% and 39.4% gross adjustments, appraiser addresses the issues of comps are used to bracket certain amenities of the subject. Comps 1-4 Line adjustments are all within 10% guideline, Net adjustments are all within 15% guideline and Gross adjustments are all within 25% guideline.
Subject attributes are well bracketed.
Sales Price is $1,245,000. Appraisal value of $1,275,000 is supported.
No Lender review provided.
; Valuation service report reflects original appraisal value of $1,275,000 is supported.  The comparables from QA are acceptable substitutes for the subject property. Collateral Analytics data indicates an average sold price of $625,000 across all sales in the market area, sales that meet the search criteria represent a range of value from $400,000 to $2,095,000.  All of the comps in the appraisal under consideration are located in the subjects identifiable market are and experience similar economic influences. Subject is in good condition with no noted deferred maintenance noted and no repairs recommended. Subject conforms with zoning.  No functional obsolescence is noted.  Aerial view of the area reveals no external obsolescence. Value is reasonable and supported.

110825797	532000.00	665000.00	665000.00	09/30/2014	0.00	None											665000.00	0.00	0%	10/09/2014
The appraisal report (pg 799) is written for a purchase transaction on 09/30/2014 with a market value of $665,000. The subject is described to be in Average/C3 condition with an actual age of 42 years old. Effective age of 10 years with remodeled kitchen and bathroom. Time frame of remodeling is not known. Subject value matches predominate value.
Property is a Detached SFR located in a suburban neighborhood possessing 1598 GLA with 4 bedrooms and 2 baths above grade. The appraisal states neighborhood property values are stable, and that the marketing time is less than 3 months. The Market Conditions Addendum states that the overall median comparable sales price has remained stable over the past 12 months, no REO sales noted.  A total of 6 comparables are provided consisting of 4 closed sales, and 2 active listings.  The appraiser uses MLS sales located from 0.06 to 0.65 miles distant. The appraiser uses comparables that closed from 0 to 5 months prior to the appraisals effective date.  Subjects indicated value estimate is bracketed with the sale prices and the adjusted values. The sales bracket/match subjects functional utility, location, age, gross living area, and most physical characteristics.
Line, Net and Gross adjustments are all within standard guidelines.  Cost approach was developed. Per appraiser, no permits were obtained for the basement kitchen however, the kitchen was done in a workmanlike manner similar to the remainder of the home. Appraiser comments that basement kitchens are common and typical for the area and do not appear to affect value or marketability (pg 808). The basement is part of the overall living area and is accessible from the interior of the home and is not considered an ADU (accessory dwelling unit). There are no separate meters. Value of $665,000 is supported. Lender Review (pg 356) supports value. ; Appraisal risk review reflects a rating of reasonable is concluded by the review.  Final opinion of value appears to be supported by the local market.  A closed market analysis was prepared and a total of 11 sales were obtained with a range of values of $600,000 to $695,000 with a median sales price of $625,000 sold within 1 mile radius and 12 months from the effective date of the OA.  All the comparable sales used int he OA were included in the CMA.  The sales selected in the OA are the most recent and closer to the subject as well as the most similar in GLA, quality, age, and condition.  The alternate sales provided in this review report are considered to be the next best available. The condition, quality, and level of updates reported for the subject in the OA is supported by the photos provided int he report and no negative function or external factors were noted.  Sales bracket the subject GLA and are similar in style, condition and quality and are considered the most similar available.  No major discrepancies were found. Original appraisal value of $665,000 is supported by the appraisal risk review.

110800211	703160.00	916702.00	880000.00	09/25/2014	0.00	None											880000.00	0.00	0%	09/25/2014
The appraisal report (pg 343) is written for a purchase transaction on 09/25/2014 with a market value of $880,000 which is lower than $916,702 contract price.  The subject is a new construction. Permit and Inspection record provided in file (pg 1). No CO provided. Property is a Detached PUD located in a suburban neighborhood possessing 3263 GLA with 5 bedrooms and 3 baths above grade. The appraisal states neighborhood property values are increasing, and that the marketing time is less than 3 months. The Market Conditions Addendum states that the overall median comparable sales price has remained stable over the past 12 months. There have been a few REO and Short Sale properties offered for sale in the market, however, they are insignificant and have not negatively affected the market prices.  A total of 6 comparables are provided consisting of 4 closed sales, and 2 pending listings.  The appraiser uses MLS sales located from 0.10 to 0.50 miles distant. The appraiser uses comparables that closed from 0 to 3 months prior to the appraisals effective date.  Subjects indicated value estimate is bracketed with the sale prices and the adjusted values. The sales bracket/match subjects functional utility, location, age, gross living area, and most physical characteristics.  Line, Net and Gross adjustments are all within standard guidelines.  Cost approach was developed. 1004D reflects subject has been completed per builders plans and specs and no other inspections are required. CO detectors were installed at the time of inspection (pg 6). Value of $880,000 is supported. No lender review in file. Borrower acknowledged lower appraisal value per signed LOX in file (pg 510).;  Stips rcvd:12/3/14 Lender provided copy of CO.; ProTeck reflects a Reasonable rating as reviewer indicates that sales selected in the OA are the most recent and closer to the subject as well as the most similar in GLA, quality, age and condition. Alternate sales are provided by reviewer and are considered to be the next best available. Subject is verified to be a new 2 story home.  No condition of property is noted. No negative functional or external factors noted. CMA was prepared which shows a sales price range of $790,503to $907,990 with a median sales price of $858,968 sold within 0.5 miles and 12 months from the effective date of the OA. The OA sales and listing are all located within the subjects competitive market and are good market comparisons.  Applied adjustments are reasonable and consistent and within typically accepted guidelines.  The two alternative sales used lend support to the reviews agreement with the OA value. Original appraisal value of $880,000 is supported by the appraisal risk review.

110838141	740000.00	925000.00	925000.00	10/10/2014	0.00	None											925000.00	0.00	0%	10/21/2014
Primary appraisal is dated 10/10/2014 and reflects a value of $925,0000 (pg 468).
Subject transaction is a purchase of a primary residence which is existing construction.
Subject value is above the predominant value of $557,000 by $368,000. Appraiser does not specifically comment about the difference however all comps are in close proximity, all under 1 mile away to the subject and are under 4 months old. The appraisal was completed as is and is a single family home.
Residence is a contemporary style home, with 3376 square feet with 5 bedrooms and 3.0 bathrooms. Below grade square footage of 1487 sq ft. 1276 sq feet is finished with 1 bedroom and 1 bath.
Subject was appraised as a suburban location.
Appraisal reflects subject was built in 1962 with an age of 52 yrs old. It is noted in the appraisal and confirmed with photos that the home was completely redone including a second floor addition in 2005. Appraiser notes effective age of 6 years. Subject is noted to be in average/C3 condition.
Site size is 9492 sq feet with a site value of $300,000. Site value ratio of 32% is typical for the area.
Zoning is stated to be Legal-non conforming due to site size. Appraiser states that although site size is smaller than current zoning allows the subject could be rebuilt to same size or smaller if destroyed. Property is not located in a flood zone. (Zone X)
Appraiser provided 4 Sold Comps and 2 Active Listings.
Comp distances are between .14 miles away and .75 miles away for sold comps.
Sold comps reflect sale dates within the past 4 months.
All Line and Net adjustments are within guidelines. Gross Adjustments for 5 of 6 comps are within 25% guidelines although gross adjustments are nearing the 25% mark on 3 of 6 comps.  Comp 5 has Gross Adjustment of 28.3%. Appraiser states this was due to lack of similar listings in the subject neighborhood.
Subject attributes are bracketed. Appraiser states Comp 4 was provided to bracket subjects water view amenity.
The appraised value of $925,000 is supported.
A lender review is on pg 183 supports the value.; Housing Index indicates market is stable as did QA for the original appraisal report as of the effective date.  Year over Year prices increased by 11.7% with HDI forecast being that prices will decrease by 5.7% over the next 12 months.  REO activity is present with REO saturation at 9.4% for the most recent quarter per HDI.  Subject is considered to be in good condition.  Original appraisal value of $925,000 is supported by the CDA. Aerial imagery reveals that the subject is located within a suburban neighborhood consisting of homes with similar design, appeal and characteristics.  Supplementary research revealed 30 additional sales with were between 0.09 miles and 0.79 miles from the subject.  The reconciliation comps bracket the subject in terms of quality, physical characteristics and other amenities.  Value is deemed supported.

110825938	559920.00	699900.00	700000.00	10/14/2014	0.00	None											700000.00	0.00	0%	10/22/2014
Primary appraisal is dated 10/14/2014 and reflects a value of $700,000 (pg 136).
Subject transaction is purchase of borrowers primary residence which is new construction.
Subject value is just above predominate value of $690,000.
Appraisal was completed as is. Subject is 100% complete at time of appraisal.
Residence is a townhouse style home, with 1414 square feet, 3 bedrooms and 2 bathrooms.
Subject is located in a suburban location.
Appraisal reflects subject was built in 2014 with an age of 0. Appraiser notes effective age of 0 years.
Subject is noted to be in new condition with no remodeling since it is brand new.
Site size is 767 square feet/acres with a value of $160,000.  Site value ratio of 22.86 is considered to be typical for the area.  Zoning is stated to be legal. Property is not located in a flood zone. Zone X
Appraiser provided 4 Sold Comps and 2 Active Listings.
Comp distances range from .01 miles to .46 miles from subject.
Sold comps reflect sale dates within the past 4 months.
Line adjustments are all within 10% guideline, Net adjustments are all within 15% guideline and Gross adjustments are all within 25% guideline.
Subject attributes are well bracketed.
Sales Price is $699,900.
Appraisal value of $700,000 is supported.
Lender review was not provided.
; Housing Index reflects the subjects tract had increased 5% over the past year.  HDI REO saturation data indicated that 8.4% of the sales over the last quarter in the subjects zip code were REOs, indicating the area was not REO driven  QA stated that property values were stable, demand/supply was in balance and that market time was under 3 months.  This erodes confidence in the QA due to the fact that the appraiser should have noted and reconciled increasing values in the QA.  Original appraisal value of $700,000 is supported by the CDA.  Property is considered to be in new condition.  Aerial maps reflect the subject is about 2 blocks from Interstate 5 to the east and one block east of a busy traffic street that has commercial properties.  This location will likely create negative marketability and value issues. Comps provided in the QA are judged similar to the subject and judged supportive of the value conclusion.  Value is deemed supported.

110802630	548000.00	685000.00	685000.00	09/23/2014	0.00	None											685000.00	0.00	0%	10/01/2014
Primary appraisal is dated 09/23/2014 and reflects an As-Is value of $685,000.00 (page pdf v30).
Subject transaction is purchase of borrowers primary residence which is existing construction.
Subject value is above predominate value of $635,000.00.  Variance is 8% and is not material.
Appraisal was completed As Is.
Residence is a Craftsman style home, with 1549 square feet, 3 bedrooms and 1 bathroom.
Subject is located in an suburban location.
Appraisal reflects subject was built in 1922 with an age of 92. Appraiser notes effective age of 13 years.
Subject is noted to be in good condition with kitchen and bathroom remodeled at an unknown time.
Site size is 2280 square feet with a value of $355,000.  Site value ratio of 51.82% is considered to be typical for the area.  Zoning is stated to be Single Family Residence Legal Non-Conforming. Appraiser states the Grandfather Clause allows rebuilding of the subject to its original footprint if destroyed.
Property is not located in a flood zone.
Appraiser provided 4 Sold Comps 1 Pending Sale and 1 Active Listings.
Comp distances range from .48 miles to 1.06 miles from subject.
Sold comps reflect sale dates within the past 6 months.
Line adjustments are all within 10% guideline, Net adjustments are all within 15% guideline and Gross adjustments are all within 25% guideline
Subject attributes are well bracketed.
Sales Price is $685,000.
Appraisal value of $685,000 is supported.
Lender review is not provided.

; Field Review reflects an Excellent rating as reviewer researched MLS data and found no better comparables than the data included on the report under review.  The subject zoning is SF5000 which allows SFR use.  Pricing data shows a sales price range of $475,000 to $1,020,000 with an average sold price of $736,138 using a total of 20 sales all within 0.47 miles of subject.  The OA sales and listing are all located within the subjects competitive market and are good market comparisons as all of the comps occurred within 6 months. No condition of property is noted.  Applied adjustments are reasonable and consistent and within typically accepted guidelines.  The alternative sale located thru a Third Party Vendor lend support to the reviews agreement with the OA value. Original appraisal value of $685,000 is supported by the appraisal risk review.

110838889	444452.00	555565.00	557000.00	10/20/2014	0.00	None											557000.00	0.00	0%	10/31/2014
The appraisal report (pg 141) is written for a purchase transaction on 10/20/2014 with a market value of $557,000 which is slight higher than $555,565 contract price. The subject is an existing construction with an actual age of 55 years old. The subject was constructed prior to 1978 and may contain lead based paint. Property is an SFR located in a suburban neighborhood possessing 1,878 sq ft GLA with 3 bedrooms and 2 baths above grade. The appraisal states that it appears that an addition of a family room was added since the original construction and it is unknown if any permits were obtained, however, added room is considered as similar finish quality to the rest of the home and is included in the GLA. Cost approach was developed. Land to value ratio is 63% which according to the appraiser is somewhat not typical for the area. Carbon Monoxide detector is installed. Negative externalities due to subject property backs to I405 and has a moderate level of constant traffic noise. Appraiser states neighborhood property values are stable, and that the marketing time is less than 3 months. The Market Conditions Addendum states that the overall median comparable sales price has remained stable over the past 12 months. REO and short sales are prevalent from within the subjects market area, however, foreclosures and short sales are not driving the market in the subjects market.  A total of 6 comparables are provided consisting of 4 closed sales, 1 pending sale and 1 active listing.  The appraiser uses MLS sales located from 0.21 to 0.75 miles distant. The appraiser uses comparables that closed from 2 to 6 months prior to the appraisals effective date.  Subjects indicated value estimate is bracketed with the sale prices and the adjusted values.  Line, Net and Gross adjustments are all within standard guidelines. Subject value is below the predominant values in the area. Value of $880,000 is supported. No lender review in file. ;  HDI reflects market is stable with prices  increasing by 10.5% over the past year and 1% over the past quarter.  HDI forecast is for prices to decrease 2% over the next 12 months.  REO activity is present with REO saturation at 6.8% for the most recent quarter.  OA reports the market is stable as of the effective date of the appraisal. Condition is considered to be good.  Aerial imagery reveals that the subject is located with a suburban neighborhood consisting of homes with similar design, appeal and characteristics. Appraiser indicated that the adjustments were based on his knowledge of the market and the adjustments appear reasonable.  Comps net/gross adjustments are considered to be within typically acceptable guidelines.  OA provided the most appropriate comps available with the value conclusion being accepted.  Original appraisal value of $557,000 is supported by the CDA.

110853684	592000.00	740000.00	740000.00	11/07/2014	0.00	None											740000.00	0.00	0%	11/17/2014
Primary appraisal is dated 11/07/2014 and reflects a value of $740 ,000 (pg 369).
Subject transaction is a purchase of borrowers  primary residence which is existing construction.
Subject value is  above  predominate value of $600,000.
Appraisal was completed   As Is.
Residence is a Contemporary home, with 2148 square feet, 3 bedrooms and 2. bathrooms.  Subject is located in a suburban location.
Appraisal reflects subject was built in 1995 with an age of 14 years . Appraiser notes effective age of 10 years.
Subject is noted to be in  good  condition with No remodeling in the past 15 years.
Site size is 1.67 acres with a value of $285,000.  Site value ratio of 38.514 % is considered to be typical for the area.  Zoning is stated to be RA 5. On unit per 5 acres and subject is legal non-conforming and can be rebuilt to same or smaller dimension(pg  376).   Property   is not located in a flood zone.
Appraiser provided 3 Sold Comps and 2 Active Listings.
Comp distances range from 0.88miles to 1.72miles from subject.  Appraiser comments (pg. 377) comp 3 selected die to lack of more similar type of home sold.
Sold comps reflect sale dates within the past 5 months. Line adjustments are all within 10% guideline, Net adjustments are all within 15% guideline and Gross adjustments are all within 25% guideline.  Subject attributes are well bracketed.  Sales Price is $740,000.
Appraisal value of $740,000 is  supported.
No Lender review, however an Appraisal summary (pg 363)  was observed however makes no opinion on supporting appraisal report
; Appraisal Review reflects an Excellent rating as reviewer indicates that sales selected in the OA are all located in the subjects market area and are good market comparison. The comparables provided are similar in location, characteristics and would compete with the subject property. There are no alternate sales provided by reviewer as the comps provided in OA are the best available. Subject is verified to be a 19 year old SFR with 3 bedrooms and 2 baths on a 1.67 acre site.  No condition of property is noted. No external obsolescence noted per aerial imagery. CMA was prepared which shows a sales price range of $589,900 $880,000. The OA sales and listing are all located within 1.94 from the subjects competitive market. Applied adjustments are reasonable, consistent, bracket the subkects features and within typically accepted guidelines. Original appraisal value of $740,000 is supported by the appraisal risk review.

110845663	1066400.00	1333000.00	1335000.00	10/30/2014	0.00	None											1335000.00	0.00	0%	11/07/2014
Primary appraisal is dated 10/30/2014 and reflects a value of $1,355,000 (pg 655). Subject is Certified Green Home (pg 693-696).
Subject transaction is purchase of borrowers primary residence which is New construction. No copy of Certificate of Occupancy provided (Exception set).
Subject value is above predominant value of $1,050,000 by $305,000. No narrative provided by appraisal on predominate value.
Appraisal was completed As Is. Residence is a 3 story,territorial style home with 2705 square feet, 4 bedrooms and 3.1 bathrooms.  Property has below grade 840 square ft included. Subject is located in an urban location.
Appraisal reflects subject was built in 2014 with an age of 0 yrs. Appraiser notes effective age of 0 years.
Subject is noted to be in new condition with no remodeling since it is brand new.
Site size is 5126 square feet with a value of $335,000.  Site value ratio of 25.09% is considered to be typical for the area.  Zoning is stated to be legal.  Property is not located in a flood zone.(Zone X)
Appraiser provided 4 Sold Comps and 2 Active Listings.
Comp distances range from .27 miles to 2.09 miles from subject. Property was appraised as urban so comps comps 2 and 3 are distant but comps 1 and 4 are in close proximity.
Sold comps reflect sale dates within the past 3 months except for comp 3 which is 11 months old.
Line adjustments exceed 10% on comps 1 and 3 both for site size which is excessive. No adjustment was taken on comp 2 for site size. Net adjustments are all within 15% guideline except comp 4 which is just above at 15.7%. Gross adjustments are all within 25% guideline except comp 1 which is at 27.6%.
Prior purchase noted to be on 8/19/2013 for $150,000 which was actually contracted a year ago and was purchase pending feasibility and soil stability studies.
Sales Price is $1,333,000
Appraisal value of $1,335,000 over all is supported.
Lender review is on pg 203/209 and supports appraised value.;  HDI indicates subjects market has increased 6.5% over the past year. REO saturation for the tract is 9.8% over the prior quarter which is low compared to 16.5% national average. Subject is reported to be a in new condition. There were no negative externalities or deficiencies affecting the subject in the report. Subject is located in a much older residential market area built in the early 1900s wherein typically finished basements are included in the GLA. Adding the basement to the GLA results to actual GLA of 3534 sq ft. An additional supplemental comp was utilized by the review appraiser that has a total of 2746 sq ft above grade plus 220 sq ft of unfinished basement, however, the OA comps are the best available to support the value conclusion. All comps utilized in the OA were the most similar in age, GLA and proximity. The adjustments in the OA were reasonable and generally supported due to net and gross adjustments do not exceed 15% and 25% guidelines. The supplementary review comp utilized supports the value conclusion of the OA. Original appraisal value of $1,335,000 is supported by the CDA value.

300001164	1000000.00	1324050.00	1365000.00	11/01/2014	0.00	None											1365000.00	0.00	0%	11/01/2014
Primary appraisal is dated 11/01/2014 and reflects a value of $1,365,000 (pg 372).
Subject transaction is purchase of borrowers primary residence which is existing construction.
Subject value is above predominant value of $724,000. Appraiser states value is above the median level but is not an over improvement. Appraiser details many upgrades to the property during the last remodel.
Appraisal was completed as is.
Residence is a Craftsman style home, with 2543 square feet, 3 bedrooms and 2.1 bathrooms.  Below grade has 957 sq ft with 1 room and 1 bath. Comps similarly have below grade features, with appropriate adjustments.
Subject is located in a suburban location.
Appraisal reflects subject was built in 2005 with an age of 9 years. Appraiser notes effective age of 4 years.
Subject is noted to be in good condition with remodeling in the past 6-10 years.
Site size is 4080 square feet with a value of $625,000.  Site value ratio of 45.79% is considered to be typical for the area.  Zoning is stated to be Legal.  Property is not located in a flood zone.
Appraiser provided 4 Sold Comps, 1 Pending and 1 Active Listing.
Comp distances range from .02 miles to .54 miles from subject.
Sold comps reflect sale dates within the past 8 months. All comps are under six month except comp 1.
Line adjustments are all within 10% guideline, Net adjustments are all within 15% guideline and Gross adjustments are all within 25% guideline.
Subject attributes are well bracketed with exception to bath count- all comps pair subject, and comp 1 exceeds count.
Sales Price is $1,365,000.
Appraisal value of $1,365,000 is supported.
Lender technical review (pg 362) makes no opinion of the appraised value.
; Housing Index indicates subjects market has increased 8.6% over the past year. REO saturation was 5.6% which is below national average. Subject is reported to be in C2 or very good condition located in proximity to non residential use. This does not appear to have an adverse impact on value due to the surrounding residential neighborhood. There were no  negative or positive externalities affecting the subject in the report. A supplemental comp was utilized by the review appraiser which closed within 60 days and is similar in location in a competing neighborhood, GLA and lot size. The alternate sale is supportive of the market value indicated in the OA. The OA comps are located within 1 mile from the subject property. The appraisal is considered moderate risk with the value well supported but indicators of risk due to comps outside 6 months and varying more than 25% from the subjects GLA. Overall, the adjustments were reasonable and well supported by market data. The alternative sale used lend support to the reviews agreement with the OA value. Original appraisal value of $1,365,000 is supported by the CDA value.

110838140	456000.00	570000.00	570000.00	10/14/2014	0.00	None											570000.00	0.00	0%	10/22/2014
Primary appraisal is dated 10/14/2014 and reflects a value of $570,000.00.
Subject transaction is purchase of borrower's primary residence which is existing construction.
Appraiser noted the property values stable with marketing time under 3 months.
Appraisal was completed As Is.
Residence is a Rambler Design, with 3504 square feet, 3 bedrooms and 3 bathrooms.  Subject is located in a suburban location.
Appraisal reflects subject was built in 1989 with an age of 25. Appraiser notes effective age of 10 years.
Subject is noted to be in average condition with the kitchen and bathroom updated within the last 1-5 years.
Site size is 2.65 acres with a value of $160,000.  Site value ratio of 28.07% is considered to be typical for the area.  Zoning is stated to be Residential.  Property is not located in a flood zone.
Appraiser provided 3 Sold Comps and 2 Active Listings.
Comp distances range from .32 miles to 2.80 miles from subject. Appraiser comments(pg 10) due to the shortage of similar site size sales, Comps selected are the best compatible available although farther than preferred.
Sold comps reflect sale dates within 4 months of appraisal date.
Line adjustments are all within 10% guideline, Net adjustments are all within 15% guideline and Gross adjustments are all within 25% guideline.
Subject attributes are well bracketed.
Purchase price $ 570,000.00
Appraisal value of $570,000.00 is supported.
; Housing Index indicates subjects market has increased 1.7% over the past year. REO saturation for the tract is 12.8% over the last quarter which is low compared to 16.5% national average.  Subject is reported to be in an average condition at the time of the appraisal. No repairs noted by the appraiser and no discrepancies noted between the appraisal and available data sources. Supplemental comps were utilized by the review appraiser, however, review appraiser notes the comps used in the OA are the best comps available. After the adjustments, the review appraisal supplemental comps support the original appraisals value conclusion. All comps utilized in the OA have similar characteristics, design and appeal when compared to the subject. The appraiser indicates the adjustments were based on his knowledge of the market and the adjustments appear reasonable. Some of the comps net and/or gross adjustments are considered to be within typically accepted secondary market guidelines. Original appraisal value of $570,000 is supported by the CDA value.

110851900	616000.00	770000.00	770000.00	11/05/2014	0.00	None											770000.00	0.00	0%	11/11/2014
Primary appraisal is dated 11/05/2014 and reflects a value of $770,000 (pg 244).
Subject transaction is purchase of borrowers primary residence which is existing construction.
Subject value is above predominant value of $589,000 by $181,000. Appraiser does not specifically comment on predominant value but does expound on the extensive remodeling.
Appraisal was completed as is.
Residence is a mid century style home, with 1462 square feet, 2 bedrooms and 1.1 bathrooms. Below grade has 1098 sq ft with a 2 bed/1 bath. Adjustments made across the board on all of the comps with varying size below grade. Comps are of entirely different style than the subject. It should be noted comp 1 is on the same street as the subject and all comps are well under 1 mile away.
Subject is located in a suburban location.
Appraisal reflects subject was built in 1955 with an age of 59 years old. Appraiser notes effective age of 13 years.
Subject is noted to be in average condition with remodeling in the past 1-5 years.
Site size is 5000 square feet with a value of $315000.00.  Site value ratio of 40.91% is considered to be typical for the area.  Zoning is stated to be legal.  Property is not located in a flood zone. Zone X
Appraiser provided 3 Sold Comps, 1 pending and 1 Active Listing.
Comp distances range from .11 miles .87 miles from subject.
Sold comps reflect sale dates within the past 5 months.
Line adjustments are all within 10% guideline, Net adjustments are all within 15% guideline and Gross adjustments are all within 25% guideline.
Subject attributes are well bracketed.
Sales Price is $740,000
Appraisal value of $770,000 over all is supported.
Lender review is on pg 242 and concurs with value.
; Housing Index indicates subjects market has increased 11.5% over the past year. REO saturation and discount is below national average. Subject is reported to be in good condition located with kitchen and bathrooms remodeled 1 to 5 years ago. Subject has a beneficial mountain and sound view. There were no  negative externalities affecting the subject in the report. A supplemental comp was not utilized by the review appraiser. The OA comps are located within 1 mile from the subject property. Overall, the adjustments were reasonable and well supported. The subject property is bracketed by lot size and above grade square footage. The final estimate of market value shown within the original report is bracketed by both the sale prices and adjusted values of the comparable properties. Original appraisal value of $770,000 is supported by the CDA value.

300000583	816000.00	1020000.00	1020000.00	11/20/2014	0.00	None											1020000.00	0.00	0%	12/03/2014
Primary appraisal is dated 11/20/2014 and reflects a value of $1,020,000(pg 639)
Subject transaction is  purchase  of borrowers primary residence which is existing construction.
Subject value is below predominate value of $1,554,000
Appraisal was completed  As Is.
Residence is a a condominium home, with 927  square feet, 1 bedrooms and 1 bathrooms
Subject is located in an urban  location.
The condominium project has 3 stories, with 13 total units, subject is unit 102 on the first floor,   and was converted from ?flats? to a condominium in 1987. HOA fee is $330. Monthly.
Appraisal reflects subject was built in 1910 with an age of 104 years . Appraiser notes effective age of 10-15 years.
Subject is noted to be in  good  condition, appraiser could not determine when kitchen and baths were remodeled the past years.
Zoning is stated to be RH-3 Residential.  Property   is not located in a flood zone.
Appraiser provided 3 Sold Comps and 2 Active Listings.
Comp distances range from 0.00 miles to 0.98 miles from subject.
Sold comps reflect sale dates within the past 6 months. Line adjustments are all within 10% guideline, Net adjustments are all within 15% guideline and Gross adjustments are all within 25% guideline.  Subject attributes are not  bracketed.  Comps 1-4  pair the subject 1 bed and 1 bath, one comp is in the same building. Sales Price is $1,020,000.
Appraisal value of $1,020,000  is  supported.
Lender technical review (pg 624) does not provide opinion regarding  appraised value.
; .

300000587	539920.00	674900.00	680000.00	11/18/2014	0.00	None											680000.00	0.00	0%	11/25/2014
Primary appraisal is dated 11/18/2014 and reflects a value of $680,000.00 (page 100).
Subject transaction is purchase of borrower's primary residence which is a newly constructed home.
Appraiser note the subject market area is new and established single fairly homes with multi family and commercial use along the main arterials.  Market response to this area has been and should remain average.
Appraisal was completed As Is.
Residence is a detached PUD in a Craftsman Design, with 3465 square feet, 4 bedrooms and 3 bathrooms.  Subject is located in a suburban location.
Appraisal reflects subject was built in 2014. Appraiser notes effective age of 0 years.
Subject is noted to be in new condition.
Site size is 6248 square feet with a value of $175,000.  Site value ratio of 25.74% is considered to be typical for the area.  Zoning is stated to be Single Family.  Property is not located in a flood zone.
Appraiser provided 5 Sold Comps and 1 Active Listing.
Comp distances range from .03 miles to 1.16 miles from subject.
Sold comps reflect sale dates within 6 months of appraisal date.
Line adjustments are all within 10% guideline, Net adjustments are all within 15% guideline and Gross adjustments are all within 25% guideline.
Subject attributes are well bracketed.
Purchase price $ 674,900.00
Appraisal review (page 96) indicates the appraisal is complete, adequate, and appropriate and reasonable to the appraisal assignment with the reviews scope of work.
Appraisal value of $680,000.00 is supported.
; Housing Index indicates subjects market has increased 8.8% over the past year. REO saturation for the tract is 7.8% over the last quarter which is low compared to 16.5% national average.  Subject is reported to be in a good condition at the time of the appraisal and is located within a suburban neighborhood consisting of homes with similar design, appeal and characteristics per aerial imagery. No repairs noted by the appraiser and no discrepancies noted between the appraisal and available data sources. Supplemental comps were not utilized by the review appraiser as the comps used in the OA are the best comps available.  All comps utilized in the OA, although some are located over a mile, have similar characteristics when compared to the subject. The appraiser indicates the adjustments were based on his knowledge of the market and the adjustments appear reasonable. The adjustments are within the secondary market guidelines. Original appraisal value of $680,000 is supported by the CDA value.

110799608	474240.00	592800.00	594000.00	09/08/2014	0.00	None											594000.00	0.00	0%	09/16/2014
Primary appraisal is dated 09/08/2014 and reflects a value of $594,000.00 (page 206).
Subject transaction is purchase of borrower's primary residence which is existing construction.
Appraiser note the subject sales value of $592800.00 is close to predominate neighborhood value, with property values stable with marketing time under three months.
Appraisal was completed As Is.
Residence is a Craftsman Design, with 1368 square feet, 3 bedrooms and 2 bathrooms.  Subject is located in a suburban location.
Appraisal reflects subject was built in 1927 with an age of 87. Appraiser notes effective age of 6 years.
Subject is noted to be in good condition with the kitchen and bathroom updated within the last 6-10 years.
Site size is 4341 square feet with a value of $275,000.  Site value ratio of 46.30% is considered to be typical for the area.  Zoning is stated to be Single Family.  Property is not located in a flood zone.
Appraiser provided 3 Sold Comps and 1 Active Listing an 1 Pending sale.
Comp distances range from .20 miles to .82 miles from subject.
Sold comps reflect sale dates within 4 months of appraisal date.
Line adjustments are all within 10% guideline, Net adjustments are all within 15% guideline and Gross adjustments are all within 25% guideline.
Subject attributes are well bracketed.
Purchase price $ 592,800.00
Appraisal value of $594,000.00 is supported.
Lender review (pg 204) is a technical review and provides no opinion of the appraised value.
; Housing Index indicates subjects market has increased 11.2% over the past year. REO saturation for the tract is 6.7% over the prior quarter which is low compared to 16.5% national average. Subject is reported to be in an average to good condition located within a suburban neighborhood consisting of homes with similar design, appeal and characteristics with close proximity to industrial development. No repairs noted by the appraiser and no discrepancies are noted between the appraisal and available data sources. Supplemental comp was utilized by the review appraiser, although the sales presented in OA were the most appropriate comps available and good indicators of value for the subject. Review comp was chosen as an additional support. All sale comps utilized in the OA are located within 1 mile of the subject and the adjustments made for differences between the subject and the comparables appear reasonable. The comps net and gross adjustments are considered to be within typically acceptable guidelines. The alternative sale used lend support to the reviews agreement with the OA value. Original appraisal value of $594,000 is supported by the CDA value.

300000586	571000.00	0.00	745000.00	11/03/2014	0.00	None											745000.00	0.00	0%	11/20/2014
Primary appraisal is dated 11/03/2014 and reflects an As-Is value of $745,000 (pg 206).
Subject transaction is refinance of borrowers primary residence which is existing construction. Borrower purchased subject on 10/3/2014 for $636,000. Extensive repairs detailed by appraiser (pg 216) include repairs to foundation and electrical. Appraiser indicates work was completed with permits.
Subject value is above predominant value of $705,000 by $40,000. Value is under high value of $3,800,000.
Residence is a Craftsman style home, with 2071 square feet, 3 bedrooms and 2 bathrooms. 894 sq ft below grade is unfinished.
Subject is located in a suburban location.
Appraisal reflects subject was built in 1913 with an age of 101 years old. Appraiser notes effective age of 16 years.
Subject is noted to be in average condition with no updates to kitchen or bathrooms however pg 216 lists many improvements to the property including foundation repair, electrical, lighting, and many other improvements completed since the last purchase which was 10/3/2013 by this borrower.
Site size is 5065 square feet with a value of $470,000. Site value ratio of 63.09% is considered to be typical for the area.  Zoning is stated to be legal nonconforming. Appraiser notes pg 217 legal non conforming due to smaller than minimum zoning requirements for local zoning. Clause does allow for rebuilding of a structure if destroyed to its original footprint or smaller.
Property is not located in a flood zone. Zone X
Appraiser provided 4 Sold Comps and 2 Pending Sales.
Comp distances range from .41 miles to 1.05 miles from subject.
Sold comps reflect sale dates within the past 6 months.
Line adjustments are all within 10% guideline, Net adjustments are all within 15% guideline and Gross adjustments are all within 25% guideline.
Subject attributes are well bracketed.
Appraisal value of $745,000 is supported.
Lender review is not in the file.
Pre Closing, Clear Capital CDA provided. (PDF appraisal review) Original appraisal value of $745,000 is supported by CDA.

; Housing Index indicates subjects market has increased 10% over the past year. REO saturation is below the 16.5% national average. Subject condition is reported to be in an average condition. The subject has a beneficial mountain and residential view. OA indicates that the subject is located on a busy road.  Supplemental comps were utilized by the review appraiser, however OA comps have the most similar sales. Each of the comparable sales in the OA comps have settlement dates within 6 months of the effective date of the OA. The subject property is bracketed by location, lot size, age, bedroom/bathroom count, above grade and basement square footage. Overall, the adjustments were reasonable and well supported by market data. The final estimate of market value shown in the OA is bracketed by both the sales prices and adjusted values of the comparables used. The alternative sales used lent support to the reviews agreement with the OA value.  Original appraisal value of $745,000 is supported by the CDA value.

300000579	679200.00	849000.00	850000.00	11/19/2014	0.00	None											850000.00	0.00	0%	12/05/2014
Primary appraisal is dated 11/19/2014 and reflects a subject to value of $850,000.00 (page 728).
Subject transaction is a purchase of borrowers primary residence which is new construction. Per appraisal subject was built new on the foundation of former building on site. Appraiser indicates subject is essentially a new build. No Certificate of Occupancy provided.
Subject value is above predominate value of $675,000. Variance above predominate is 25%. Appraiser made no comment concerning predominate value. No evidence in report that subject is over built for the area. Appraiser notated that property values are increasing and demand/supply is in a short supply with marketing time under 3 months.
Appraisal was completed subject to repairs.  Appraisal Update and/or Completion Report (page 348) dated 12/09/2014 reflects improvements improvements/repairs are complete.
Residence is a 2-story, NW Contemporary home, with 4 bedrooms and 2.1 bathrooms, located in an suburban location. Below grade square footage of 707 which is fully finished including 1 recreation room, 1 bedroom and 1 bathroom.
Appraisal reflects subject was built in 1951 with an age of 63 years. Appraiser notes effective age of 1 year.
Subject is noted to be in good condition with the existing construction demolished with the exception of the foundation and first floor joist system and rebuilt.
Site size is 6534 square feet with a value of $375,000.00.  Site value ratio of 44.12% is considered to be typical for the area.  Zoning is stated to be Legal - Single Family 5000.  Property is not located in a flood zone.
Appraiser provided 4 Sold Comps and 2 Active Listing.
Comp distances range from .58 miles to .99 miles from subject.
Sold comps reflect sale dates within the past 7 months.
Line adjustments are all within 10% guideline, Net adjustments are all within 15% guideline and Gross adjustments are all within 25% guideline.
Subject attributes are well bracketed.
Purchase Price $849,000.00
Appraisal value of $850,000.00 is supported.
No lender review provided in file.
; Housing Index indicates subjects market has increased 6.4% over the past year. REO saturation is 4.6% which is below the 16.5% national average. The subject is reported to be in a very good condition located in an urban neighborhood. No negative externalities or deficiencies are evident. The subject is located approximately 1 block west from a golf course and one block northeast from a public school. This location is judged to not have a detrimental impact on marketability. Two review comps were utilized by the review appraiser. The OA comps were the most similar in age, GLA and proximity with the subject and are therefore  good representative of subjects competitive market. No major deficiencies, error or omissions exist in the OA.  The alternative sales used lent support to the reviews agreement with the OA value.  Original appraisal value of $850,000 is supported by the CDA.

110851895	477970.00	627970.00	630000.00	12/02/2014	0.00	None											630000.00	0.00	0%	12/12/2014
Primary appraisal is dated 12/02/2014 and reflects a value of $630,000 (pg 226).
Subject transaction is purchase of borrowers primary residence which is new construction. Appraisal was completed As Is and is indicated to be complete.
Subject value is above predominant value of $385,000 by $245,000. Appraiser notes exceeding predominant value and states this is due to square footage, actual age and quality of the home. Appraiser also stated it is not an over improvement for this area.
Residence is a 2-story, contemporary style home with 2927 square feet, 4 bedrooms and 2.1 bathrooms. No below grade square footage.
Subject is located in a suburban location.
Appraisal reflects subject was built in 2014 with an age of 0. Appraiser notes effective age of 0 years.
Subject is noted to be in new condition with no remodeling since home is brand new.
Site size is 7867 square feet with a value of $150,000.  Site value ratio of 23.81% is considered to be typical for the area.  Zoning is stated to be legal.  Property is not located in a flood zone. Zone X
Appraiser provided 4 Sold Comps and 3 Active Listings.
Comp distances range from .04 miles to 5.65 miles from subject. Comp 1 and 2 are distant at 5.32 and 5.65 miles away from the subject property, are of a different style home with no adjustment and in a different city than the subject. Comp 3 is in close proximity to the subject with net adjustments just over the 15% allowable. Comp 4,5 and 6 are in close proximity to the subject. Comp 5 appears to be too large to compare due to square footage but comp 6 does support the value.
Sold comps reflect sale dates within the past 6 months.
Line adjustments are all within 10% guideline, Net adjustments are all within 15% guideline and Gross adjustments are all within 25% guideline.
Subject attributes are well bracketed.
Sales Price is $627,970
Appraisal value of $630,000 over all is supported.
Lender review was not provided.
COO received via Stips.
; Housing Index indicates subjects market has increased 13% over the past year. Subject condition is reported to be a New construction built in 2014. No functional or external inadequacies evident. Aerial imagery reveals that the subject is located within a suburban neighborhood consisting of homes with similar design, appeal, and characteristics. All OA comps are located within the subjects competitive market. A review comp was utilized by the review appraiser however OA provided the most appropriate available comps. The review comp selected is considered the most comparable of the supplemental comps that have closed within 6 months of the effective date of the OA.  All OA comps provided were the most similar, proximate and recent available and are good indicators of the subjects value. The alternative sale used lent support to the reviews agreement with the OA value.  Original appraisal value of $630,000 is supported by the CDA value.

300001176	664000.00	830000.00	835000.00	12/11/2014	0.00	None											835000.00	0.00	0%	12/15/2014
Primary appraisal is dated 12/10/2014 and reflects a value of $835,000 (pg 486).
Subject transaction is purchase/refinance of borrowers primary residence which is existing construction.
Subject value is below predominant value of $ 1,105,000.  Appraiser comments indicate the reason property is below predominant value is due to the smaller than average size and doesn?t have a view. However all comps provided are similar in size to the subject.
Appraisal was completed As Is.
Residence is a contemporary home, with 726 square feet, 1 bedroom and 1 bathroom.
Subject is located in an urban location.
* Subject is a high rise condo with 11 floors. Floor location is not noted however appraiser does note that no adjustments were made as the subject is not on the top floor or in a corner unit space which would require an adjustment.
Appraisal reflects subject was built in 2007 with an age of 7 years. Appraiser notes effective age of 3-4 years.
Subject is noted to be in good condition with remodeling in the past 6-10 years.
Zoning is stated to be legal.  Property is not located in a flood zone. Zone X
Appraiser provided 4 Sold Comps and 2 Active Listings. 3 of 4 comps are in the same project with the only adjustment on comp 1 for slight difference in square footage and a patio.
Comp distances range from .00 miles to .32 miles from subject.
Sold comps reflect sale dates within the past 7 months. All comps are under 6 months with the exception of comp 2 at  7 months.
Line adjustments are all within 10% guideline, Net adjustments are all within 15% guideline and Gross adjustments are all within 25% guideline.
Subject attributes are well bracketed.
Sales Price is $ 825,000.
Appraisal value of $ 835,000 is supported.
Lender review was not provided in the file.
; Housing Index indicates subjects market has 18.1% over the past year. REO saturation is 3.6% of the prior quarter therefore the area is not considered to be REO driven. The subject is reported to be in overall C2 condition. Per aerial imagery, the subject was noted to be located on a busy street which was noted to have an adverse impact on marketability and value.  A supplemental comp was utilized by the review although reviewer states that the sales presented in the OA were the most appropriate based on similar design, appeal, characteristics, proximity and date of sale. The OA comps utilized are located within .32 miles of the subject and adjustments are reasonable and do not exceed typical guidelines. There are few noted deficiencies but there none are significant deficiencies.  After the necessary adjustments, the supplementary review comp utilized supports the value conclusion in the OA. Original appraisal value of $835,000 is supported by the CDA value.

110851898	420000.00	525000.00	525000.00	11/06/2014	0.00	None											525000.00	0.00	0%	11/12/2014
Primary appraisal is dated 11/06/2014 and reflects an As-Is value of $875,000.00 (page 145).
Subject transaction is a purchase of borrowers primary residence which is existing construction.
Subject value is above predominate value of $490,000 by $385,000. Variance above predominate is 79%. Appraiser provided no narrative addressing value above predominate.
Appraiser noted the subject property values are stable with demand/supply in balance with marketing time under 3 months.
Residence is a 2 story with Basement Style home, with 2019 square feet with 3 bedrooms and 2.1 baths. Subject has a walk out basement with 1046 finished square feet. Additional room count below grade is 1 recreation room, 2 bedrooms and 1 bathroom.
Subject is located in a suburban location.
Appraisal reflects subject was built in 1992 with an age of 22 years. Appraiser notes effective age of 15 years.
Subject is noted to be in good condition with kitchen and bathroom updated within the last 1 to 5 years.
Site size is 6723 square feet. Site value is $190,000 with a land to value ratio of 36.19%. Appraiser did not comment is high land to value ratio is typical for the area.
Estimate cost new of $376,035.
Zoning is stated to be Legal-Planned Residential Development. Appraiser did not indicate that subject is located in a PUD or comment on existence of any HOA dues.
Property is not located in a flood zone (Zone X).
Appraiser provided 4 Sold Comps and 2 Active Listing, with one listing a short sale.
Comp distances range from .62 miles to 2.56 miles from subject. Appraiser states comparables outside of neighborhood were required to be utilized in order to locate comparable sales of similar style of subject, 2 story home with basement.
Sold comps reflect sale dates within the past 5 months.
Line adjustments are all within 10% guideline, Net adjustments are all within 15% guideline and Gross adjustments are all within 25% guideline.
Subject attributes are well bracketed.
Purchase Price $525,000.
Appraisal value of $525,000 is supported.
No lender review provided.
Received corrected appraisal via Stips reflecting the following: 1) Property type is marked PUD with $0 HOA dues. Project information on pg 3 reflects Developer/Builder is not in control of the HOA. HOA is inactive. 2) Appraiser added comment that Land value at 36% is typical for the area. 3) Appraiser also addressed why subject value is above predominate value and stated that it is due to additional square footage in the basement. Unlike the subject, the majority of 2 story homes in subject neighborhood do not have basements. Comment was added on pg 3. Appraisal is complete.
; Housing Index indicates subjects market has 2.1% over the past year. REO saturation is 12.2% of the prior quarter therefore the area is not considered to be REO driven. The subject is reported to be in a C3 or good condition. Per aerial imagery, no negative or positive externalities were noted as indicated in the appraisal.  A supplemental comp was utilized by the review which is within 90 days and similar in location, quality, age and GLA, however, this sale has no basement. With necessary adjustments, supplemental comp is supportive of original appraised value. The OA comps utilized have reasonable adjustments although the appraisal is considered moderate risk with the value well supported due to comps outside 1 mile in competing neighborhoods and 1 comp varying more than 25% from the subjects GLA. No significant deficiencies noted. Similar sales were relied upon with adequate adjustments applied.  After the necessary adjustments, the supplementary review comp utilized supports the value conclusion in the OA. Original appraisal value of $525,000 is supported by the CDA value.

300001182	652000.00	815000.00	815000.00	12/15/2014	0.00	None											815000.00	0.00	0%	12/19/2014
Primary appraisal is dated 12/15/2014 and reflects a value of $815,000 (pg 196).
Subject transaction is purchase of borrowers primary residence which is existing construction.
Subject value is above predominant value of $605,000 by $210,000. Appraiser states subject conforms to the neighborhood.
Appraisal was completed As Is
Residence is a traditional style home, with 1572 square feet, 3 bedrooms and 2.1 bathrooms. There is 770 sq feet below grade as a 1 bed/1 bath. Comps have been adjusted across the board for size.
Subject is located in an suburban location.
Appraisal reflects subject was built in 1926 with an age of 88 yrs. Appraiser notes effective age of 8 years.
Subject is noted to be in average condition with remodeling in the past 8 years with actual dates unknown.
Site size is 6000 square feet with a value of $280,000.  Site value ratio of 34.36% is considered to be typical for the area.
Zoning is stated to be Property is not located in a flood zone. Zone X
Appraiser provided 4 Sold Comps and 2 Active Listings.
Comp distances range from .10 miles to 1.02 miles from subject.
Sold comps reflect sale dates within the past 7 months. 2 comps are 7 months old, one is 5 months and one is 4 months.
Line adjustments are all within 10% guideline, Net adjustments are all within 15% guideline and Gross adjustments are all within 25% guideline.
Subject attributes are well bracketed.
Sales Price is $815,000
Appraisal value of $815,000 is supported.
Lender review was not provided in the file.

; Housing Index indicates subjects market has increased 1% over the past year. REO saturation was 5.6% for the most recent quarter which does not indicate an REO driven market. The subject is reported to be C3 or good with some remodeling. No physical obsolescence was noted. Per aerial imagery, no negative externalities were noted, however per the OA, the subject has a water and mountain view which is a positive influence. One supplemental comp was utilized by the reviewer which was recent within 7 months and is similar in location, quality, age, size and design.  Overall, OA comps used have  moderate risk indicator due to comps varying more than 25% from the subjects GLA and dated over 6 months prior with one comp located outside 1 mile in a competing neighborhood, however, comps in the OA are generally supportive of the market value. The alternative sale used lent support to the reviews agreement with the OA value.  Original appraisal value of $815,000 is supported by the CDA value.

300005591	648000.00	810000.00	810000.00	01/09/2015	0.00	None											810000.00	0.00	0%	01/28/2015
Primary appraisal is dated 1/9/2015 and reflects a value of $810,000 (pg 359).
Subject transaction is purchase of borrowers primary residence which is existing construction.
Subject value is above predominate value of $605,000. Variance above predominate is $205,000 or 34%.
Appraisal was completed Subject To a Roof Inspection due to signs of moisture in the attic. An unsigned Roof Inspection was provided in the file (pg 834) however no 1004D/442 was provided by appraiser.
Residence is a 1.5 story, Tudor Style home, with 1888 square feet, 4 bedrooms and 2 bathrooms. 1203 square foot basement with 1011 square feet finished into 1 recreation room, 1 bedroom and 1 bathroom.
Subject is located in an suburban location.
Appraisal reflects subject was built in 1927 with an age of 88 years old. Appraiser notes effective age of 15 years.
Subject is noted to be in Average/C3 condition with some remodeling completed on the kitchen and bathrooms, however time frame is unknown.
Site size is 5000 square feet with a value of $380,000.  Site value ratio of 46.91% is considered to be typical for the area. No additional Cost Approach provided by appraiser. Appraiser states the cost approach does not provide meaningful results.
Zoning is stated to be Legal-SF5000.  Property is not located in a flood zone (Zone X).
Appraiser provided 4 Sold Comps, 1 pending sale and 1 Active Listing.
Comp distances range from .63 miles to 1.16 miles from subject.
Sold comps reflect sale dates within the past 6 months.
Line adjustments are all within 10% guideline, Net adjustments are all within 15% guideline and Gross adjustments are all within 25% guideline.
Subject attributes are well bracketed.
Sales Price is $810,000.
Appraisal value of $810,000 is supported.
Lender review (pg 828) supports the appraised value.
; Housing Index indicates the subjects tract had increased 6% over the past year and 3.5% over the past 6 months.  REO Saturation data indicated that 5.2% of the sales over the last quarter in the subjects area were REOs supporting that the subject area tract is not REO driven.  The original appraisal (OA) reflected property values were stable, demand/supply was in shortage, and that the marketing time was under 3 months.  The OA reflects the subject condition as good (C3).  Based on aerial maps, the subject is located approximately 1 block east from a primary feeder street.  This location will likely create some negative marketability and/or value issues.  In the subject marketing area, typically finished basements are included in the GLA.  The actual GLA, therefore is 2899 square fee.  This is the GLA used for the selection of supplemental comps.  Subject was not verified through MLS or public records and all comps were verified with MLS and public records with the exception of Comps 5 and 6 which were not confirmed with public records. The OA comparables were adequately selected and supportive of the value conclusion as they were recent, relevant and proximate. No major deficiencies, errors, or omissions exist in the OA.  Adjustments made reflect percentages that are within the secondary market guidelines. Four additional properties were selected that were also relevant to the subject property and support the OA value.  The original appraisal value of $810,000 is supported by the CDA.

300005761	644000.00	850000.00	805000.00	01/26/2015	0.00	None											805000.00	0.00	0%	02/16/2015
Primary appraisal is dated 1/26/2015 and reflects a value of $805,000 (pg 709).
Subject transaction is purchase of borrowers primary residence which is existing construction.
Subject value is above predominate value of $550,000. Variance above predominate value is 61%. Appraiser narrative (pg 719) indicated subject is not an over improvement.
Appraisal was completed As Is.
Residence is a 1 story, Ranch style home with 1552 square feet, 1 bedrooms and 1.1 bathrooms above grade. Subject has 1199 square feet below grade that is fully finished, and includes 1 recreation room, 2 bedrooms and 2.1 bathrooms. Subject also includes an attached, 400 square foot Accessory Unit.
Subject is located in an urban location.
Appraisal reflects subject was built in 1928 with an age of 87 years. Appraiser notes effective age of 10 years.
Subject is noted to be in Average/C4 condition. Appraiser notes subject kitchen and bathrooms have been remodeled, however time frame is not known.
Site size is 7050 square feet with a value of $350,000.  Site value ratio of 43.48% is considered to be typical for the area.  Zoning is stated to be Legal SF 7200.  Property is not located in a flood zone (Zone X).
Appraiser provided 6 Sold Comps, 1 Pending Sale and 1 Active Listings.
Comp distances range from .06 miles to 4.40 miles from subject.
Sold comps reflect sale dates within the past 7 months. 5 of the 6 sold comps are within the 6 month guideline. Comp 5 is 7 months prior, however it is closest to subject.
All comps except Comps 3 and 6 have Line adjustments within 10% guideline, Net adjustments within 15% guideline and Gross adjustments within 25% guideline. Comp 3 has a line adjustment for view just above the 10% guideline and does not appear to be material. Comp 6 has excessive line and gross adjustments. This Comp is 4.4 miles from subject and does not have the lake amenity. This Comp was provided, only to bracket the subjects Accessory unit, as this comp is the only Comparable provided with similar Accessory Unit.
Subject attributes are adequately bracketed, however the subjects Accessory Unit is not bracketed, except by Comp 6 which does not appear to be a comparable property from a comparable area.
Sales Price listed on appraisal is $900,000. After appraisal came back at $805,000, the purchase price was reduced to $850,000 per contract addendum (pg 376). Appraiser notes transaction was a For Sale By Owner was not marketed through the MLS.
Appraisal value of $805,000 is not supported.
Lender review (pg 750) supports the appraised value.
; Housing Index indicates subjects market has increased 7.8% over the past year. REO saturation is below national norms and discount is below national norms. The subject is reported to in a C4 condition and Q4 quality of construction. The subject is noted to have a beneficial lake view. No supplemental comps were utilized by the reviewer.  OA comps are located beyond one mile. Reviewer states this is common when appraising water view properties. The subject property is bracketed by lot size, age, bedroom/bathroom count and above grade/basement footage. The final estimate of market value is bracketed by the sales prices and adjusted values of the comparable properties included in the OA. Overall, the reliability of the report is adequate and the appraisers opinion of value is reasonable. The final estimate of value was found to be well supported by the comps chosen within the report. Original appraisal value of $805,000 is supported by the CDA value.

300006718	780000.00	975000.00	975000.00	02/04/2015	0.00	None											975000.00	0.00	0%	02/10/2015
Primary appraisal is dated 2/4/2015 and reflects a value of $975,000 (pg 667).
Subject transaction is purchase of borrowers primary residence which is existing construction.
Subject value is above predominate value of $665,000.  Variance above predominate is 46.62%. Appraiser indicates subject is generally larger, in better condition and has better views than majority of comps in the area. No indication if subject is over improvement, however appraiser indicates subject conforms to the neighborhood.
Appraisal was completed As Is.
Residence is a 2 story Contemporary style home with 2211 square feet, 5 bedrooms and 2 bathrooms.  No below grade square footage was noted.
Subject is located in an suburban location.
Appraisal reflects subject was built in 1950 with an age of 65 years. Appraiser notes effective age of 20 years.
Subject is noted to be in Average/C3 condition. Appraiser notes kitchen and bathroom have been remodeled but time frame is unknown.
Site size is 5900 square feet with a value of $660,000.  Site value ratio of 67.69% is considered to be typical for the area.  Zoning is stated to be Legal/SFR.  Property is not located in a flood zone (Zone X).
Appraiser provided 5 Sold Comps, 1 pending sale and 1 Active Listing.
Comp distances range from .11 miles to 1.17 miles from subject.  5 of 7 comps are within 1 mile of subject. Appraiser notes distances exceeding 1 mile were necessary due to subject location near the water.
Sold comps reflect sale dates within the past 4 months.
Line adjustments are all within 10% guideline, Net adjustments are all within 15% guideline and Gross adjustments are all within 25% guideline. All adjustments are well within guidelines and adequately documented.
Subject attributes are well bracketed.
Sales Price is $975,000.
Appraisal value of $975,000 is supported.
No Lender review provided.
; Housing Index indicates the market is stable, up 1.2% over the past year and -0.2% over the past quarter.  The REO Saturation rate is 6.9% over the last quarter in the zip code area of the subject to support the subject area is not REO driven. The original appraisal (OA) reported the market was stable as of the effective date of the OA. It notes the subjects marketing times to be 0-90 days. All comps show DOM from 18, 41, 24, 7, 163, 6 and 27 days. The subject is reported to be in C3 condition, built in 1950 with water/scenic view.  This was reflected to be average since it was not stated as good. No functional or external inadequacies are evident.  No repairs were noted or required by the report or observed in the photos. The prior sale for comp 1 was verified in the MLS.  No additional sales were found for the remaining comps for the previous 12 months leading up to the effective date of the report.  No deficiencies found and the appraisal appears to be reliable.  All OA comps are proximate and similar in location age, GLA, design and appeal. These comps are good indicators of value. Supplementary MLS research revealed 1 additional sale within the subjects neighborhood.  This comp is proximate and similar in location, design and appeal.  When adjusted for differences, this comp is equal in representation of the subject market and is similar to the subjects original appraisal comps. The OA value conclusion is adequately supported as of the effective date.  All OA comps are proximate and considered good indicators of the subjects value.  The OA is deemed reliable.  The original appraisal value of $975,000 is supported by the CDA value.

300006726	576000.00	0.00	720000.00	02/04/2015	0.00	None											720000.00	0.00	0%	02/13/2015
Primary appraisal is dated 2/4/2015 and reflects a value of $720,000 (pg 195).
Subject transaction is refinance of borrowers primary residence which is existing construction.
Subject value is above predominate value of $471,000.  Variance above predominate is 53%. Appraiser did not comment if subject is over improved, however appraiser indicates subjects design, style and condition conform to the neighborhood. Proximity of comps indicate other homes of similar value in same neighborhood.
Appraisal was completed Subject To completion of railing on front deck. 1004D/442 in file (pg 6) which confirms new glass railings have been installed.
Residence is a 2 story, Tudor style home with 1896 square feet, 3 bedrooms and 2 bathrooms.  970 square feet is below grade with 822 square footage of finished space which includes 1 recreation room, 1 bedroom and 1 bathroom.
Subject is located in an suburban location.
Appraisal reflects subject was built in 1928 with an age of 86 years. Appraiser notes effective age of 12 years.
Subject is noted to be in Average/C3 condition with kitchen and bathroom remodeling in the past 1-5 years.
Site size is 6000 square feet with a value of $300,000.  Site value ratio of 41.67% is considered to be typical for the area. Appraiser states due to age of dwelling the cost approach would not be reliable and was not developed as part of the report.
Zoning is stated to be Legal SF5000.
Property is not located in a flood zone (Zone X).
Appraiser provided 4 Sold Comps, 1 pending sale and 2 Active Listings.
Comp distances range from .04 miles to 1.34 miles from subject.  4 of 7 comps are less than .5 miles from subject.
Sold comps reflect sale dates within the past 6 months.
Line adjustments are all within 10% guideline. Net adjustments are all within 15% guideline. Gross adjustments are all within 25% guideline, except for Listing Comp 6 which has a Gross Adjustment of 32% due to being new construction. Appraiser indicates Comp 6 provided due to proximity to subject (.47 miles).
Subject attributes are well bracketed.
Appraisal value of $72,000 is supported. Appraiser indicates increase in value from prior sale in 10/2012 is due to market appreciation.
No Lender review provided.
; Housing Index indicates subjects market has increased 0.9% over the past year. REO saturation was 6.9% over the past year which does not indicate an REO driven market. The subject is reported to be in good condition with no evident functional or external inadequacies. Subject aha a patio, porch and IG pool. Additional 3 alternate sales were provided by reviewer that were relevant to the subject. The comparable sales provided in the OA appear to be relevant, recent and proximate. No major deficiencies, errors or omission exist in OA. Gross/Net adjustments are within guides except for comp #6. Overall, the reliability of the report is adequate and the appraisers opinion of value is reasonable. The alternative sales used lent support to the reviews agreement with the OA value. Original appraisal value of $720,000 is supported by the CDA value.

300007887	612000.00	765000.00	795000.00	03/06/2015	0.00	None											795000.00	0.00	0%	03/13/2015
Primary appraisal is dated 3/6/2015 and reflects a value of $795,000 (pg 383).
Subject transaction is purchase of borrowers primary residence which is new construction.
Subject value is above predominate value of $500,000.  Variance above predominate is 49%. Appraiser did not directly comment on predominate value but does state that subject conforms to the neighborhood.
Appraisal was completed As Is.
Residence is a 2 story, Traditional style home with 2742 square feet, 4 bedrooms and 2.1 bathrooms.  No below grade square footage was noted.
Subject is located in an suburban location.
Appraisal reflects subject was built in 2014 with an age of 1 years. Appraiser notes effective age of 0 years.
Subject is noted to be in New/C1 condition. Subject is new construction, no remodeling necessary.
Site size is 5120 square feet with a value of $245,000. Site value ratio of 31% is considered to be typical for the area. Zoning is stated to be Legal SF5000. Property is not located in a flood zone (Zone X).
Appraiser provided 4 Sold Comps and 2 pending sales.
Comp distances range from .20 miles to 1.46 miles from subject.  5 pf 6 comps are less than 1 mile from subject.
Sold comps reflect sale dates within the past 4 months.
Line adjustments are all within 10% guideline, Net adjustments are all within 15% guideline and Gross adjustments are all within 25% guideline.
Subject attributes are well bracketed.
Prior sale on 8/16/2013 for $215,000 was land only per appraisal.
Sales Price is $765,000.
Appraisal value of $795,000 is supported.
No lender review provided.
; Housing Index indicates subjects market has increased 8% over the past year. REO saturation was 7.0% over the past quarter, therefore the area is not considered to be REO driven. The subject is reported to be in new or C1 condition. No adverse external influences or deficiencies were noted per aerial imagery. Two additional supplemental sales were provided by reviewer which are relevant to the subject property. OA comparables were adequately selected and supportive of the value conclusion. Although one of the OA comps was located over one mile from the subject, it is judged to be in the same market area. Comparables provided in the OA were recent, relevant and proximate. The gross and net percentage indicators are within the secondary market guidelines. Indicated value in the OA comps are judged the best value indicators and supportive of the value conclusion. The alternative sales used lent support to the reviews agreement with the OA value. Original appraisal value of $795,000 is supported by the CDA value.

300005647	503300.00	0.00	660000.00	10/31/2014	0.00	None											660000.00	0.00	0%	01/26/2015
Primary appraisal is dated 10/31/2014 and reflects a value of $660,000. (pg 331).
Subject transaction is refinance) of borrowers primary residence which is existing construction.
Subject value is above predominant value of $ 475,000 by $185,000.
Appraisal was completed As Is.
Residence is a traditional style home, with 3028 square feet, 5 bedrooms and 2.1 bathrooms.
Subject is located in a suburban location.
Appraisal reflects subject was built in 1991 with an age of 23 yrs.. Appraiser notes effective age of 10 years.
Subject is noted to be in average condition with remodeling of kitchen in last 6-10 yrs but bathrooms were not updated except for minimal updates.
Site size is 9703 square feet with a value of $235,000.  Site value ratio of 35.61% is considered to be typical for the area.  Zoning is stated to be legal.  Property is not located in a flood zone.
Appraiser provided 3 Sold Comps and 2 Active Listings.
Comp distances range from .05 miles to .95 miles from subject.
Sold comps reflect sale dates within the past 6 months.
Line adjustments are all within 10% guideline, Net adjustments are all within 15% guideline except for comp 3 which is slightly above @ 18.8% mostly due to condition rating. Gross adjustments are all within 25% guideline.
Subject attributes are well bracketed.
Appraisal value of $660,000 is supported.
Lender review (pg 324) supports appraised value.
; Housing Index indicates a 10.5% positive increase in values in the past year with 0.9% over the past quarter to support stable values. OA indicates property values were stable with inventory in balance, average marketing time being under 3 months. REO saturation is at 8.8.8% indicates subject market is not REO driven. Condition of the property is considered to be average to good. No repairs noted. No functional external obsolescence noted.  Aerial imagery reveals no adverse externalities that may have a negative impact on subject marketability. Original appraisal appears to have provided sales most similar, proximate and most recent available to subject. Most weight was given to OA comps 1-3, the appraised value is considered supported in the amount of $660,000.00

300005679	680000.00	1380000.00	1382000.00	10/28/2014	0.00	None											1382000.00	0.00	0%	01/26/2015
Primary  appraisal is dated 10/28/2014 and reflects a value of $1,382,000. (pg 666)
APN# is confirmed pg 700
Subject transaction is purchase of borrowers primary residence which is existing construction
Appraisal was completed AS IS
Residence is a Craftsman style design home with 2,291 square feet, 4 bedrooms and 2 bathrooms
Subject is located in a urban location
Appraisal reflects the subject was built  in 1912 with an age of 102 years. Appraiser noted the effective age of 30 yrs
Subject is noted to be in average condition with remodeling; however timeframe unknown.
Site size is 4000 square feet with a value of $925,000. Site value ratio of 66.93%. Site ratio is considered to be typical for the area. Zoning is stated to be legal Mixed Housing Residential RM1. Property is not located in a Flood Zone. Flood Zone X
Appraiser provided 3 sold comps and 1 Active Listing
Comp distances range from .24-.36 miles from subject
Sold comps reflect sale dates with the past six months
Line adjustments are all within 10%, net & gross adjustments are within 15% & 25% except for the 4th comps which is a listing.
Subject attributes are bracketed
Sales Price is $1,380,000. (Hud 1 pg 352 & contract pg 716)
Appraisal value of $1,382,000 is supported.
Amended Appraisal received on 2/9/15 to reflect correct legal description.

; Housing Index indicates that property values in the subjects tract have increased 16.3% in the past year and 4.8% for the most recent 6 months.  REO saturation data indicates that 7.1% of sales in the subjects county have been REO sales indicating that the market is not REO driven.  Market conditions reported as increasing on the OA are supported by the CC HDI.
The subject is a SFR in average condition.  Aerial imagery shows the subject is proximate to a freeway and railroad tracks which was not noted to have an adverse impact on marketability or value on the OA.
The subject and all comparables were verified by MLS and public records with no discrepancies noted.  The adjustments appear reasonable, and adjusted values are supportive of the value conclusion.  The opinion of value on the OA appears to be based on the most relevant information, and is considered to be the best representation of market value.
Original appraisal value of $1,382,000 is supported by the CDA.

300005654	444000.00	555000.00	555000.00	10/07/2014	0.00	None											555000.00	0.00	0%	01/26/2015
Primary appraisal is dated 10/07/2014 and reflects a value of $555,000. (page 300).
Subject transaction is purchase of borrowers primary residence which is existing construction.
Subject value is purchase price is consistent with current market value.  Property values appear to be increasing in this market with marketing time currently under 3 months.
Appraisal was completed As Is.
Residence is a Tudor style home, with 1398 square feet, 3 bedrooms and 2 bathrooms.
Subject is located in a suburban location.
Appraisal reflects subject was built in 1929 with an age of 85. Appraiser notes effective age of 15 years.
Subject is noted to be in average condition with remodeling in the past 1-5 years in the kitchen and bathroom  6-10 years ago.
Site size is 3478 square feet with a value of $325,000.  Site value ratio of 58.56% is considered to be typical for the area.  Total Estimate of Cost New $259,989.00.   Zoning is stated to be single family residence.  Property is not located in a flood zone.
Appraiser provided 4 Sold Comps and 2 Active Listings.
Comp distances range from .01 miles to .78 miles from subject.
Sold comps reflect sale dates within the past 2 months.
Line adjustments are all within 10% guideline, Net adjustments are all within 15% guideline and Gross adjustments are all within 25% guideline.
Subject attributes are well bracketed.
Sales Price is $555,000.
Appraisal value of $555,000 is supported.
Lender review (page 633) dated 10/28/2014 supports appraised value.
; Housing Index indicates a 12.5% positive change in values in the past year with 1.7% over the past quarter to support stable values.  REO activity in the market area is 8.3%, thus it is not considered REO driven.  OA indicates property values were stable as of the effective date of the appraisal with supply and demand in balance.  Condition of the property is average to good. No major repair conditions were noted or observed.  Subject backs to a school which could negatively impact market value and/or marketability.   No discrepancies between the evidence reviewed and the report were found. The overall reliability of the report is adequate and the Appraiser's opinion of value is reasonable.  Original appraisal value of $555,000 is supported by the CDA.

300005661	550000.00	0.00	1170000.00	10/08/2014	0.00	None											1170000.00	0.00	0%	01/26/2015
Primary appraisal is dated 10/08/2014 and reflects a value of $1,170,000(pg 141).
Subject transaction is a refinance of borrowers primary residence which is existing construction.
Subject value is above predominate value of $502,000. Appraiser does not address if the subject is an over improvement for the area(exception set). The report does state 7 comparable properties are currently offered in subject neighborhood ranging from $995,000 to $1,300,000 and also 7 sales in the subject neighborhood occurred in prior 12 months ranging in price $969,000 to $1,365,000.
Appraisal was completed As Is. Appraisal (pg 140) indicates not a declining market, however the MC1004(pg150) does indicate a declining market. This is not reconciled in the appraisal report (exception set).
Residence is a Craftsman style home, with 2067 square feet, 3 bedrooms and 3 bathrooms. Below grade, walk out, living area of 1080 sq. ft. improved with 1 Rec room, 1 bedroom, and 1 bathroom.
Subject is located in a suburban location.
Appraisal reflects subject was built in 2011 with an age of 3. Appraiser notes effective age of 1 years.
Subject is noted to be in good condition/C2 with no remodeling in the past 3 years.
Site size is 16293 square feet/.37403581 acres with a value of $450,000.  Site value ratio of 38.46% is typical.  Zoning is stated to be Legal Single Family Residential with a 7200 sq.ft. minimum lot size.
Property is not located in a flood zone. Flood Zone X
Appraiser provided 5 Sold Comps and 3 Active Listings, of which, 2 are under contract.
Comp distances range from 0.01 miles to 0.78 miles from subject.
2 Sold comps reflect sale dates within the past 2 months. 1 comp with last 7 months, 2 comps within last 9 months. A time adjustment of .38% per month was applied made to older comps #1,4,5 by the appraiser.  This could not be reconciled with MC1004 declining market status, as comps were adjusted upward for an increasing market (exception set).
Line adjustments are all within 10% guideline, Net adjustments are all within 15% guideline and Gross adjustments are all within 25% guideline with exception Comp #5 adjustments breach the 25% gross adjustments by 1.1% with a tabulated total of 26.10%.  Quality adjustments were applied to comp 1, 4 and 5, but each were rated as subject at C2. Additional satisfactory justification for these adjustments were not observed in the narrative(exception set).
Subject attributes are well bracketed.
Appraisal value of $1,70,000 is marginally supported.
Lender review (pg 130) supports appraised value.
; Housing Index indicates that property values in the subjects tract have decreased by 2% over the past year.
REO saturation data indicates that 6% of sales in the last quarter have been REO sales indicating that the market is not REO driven.
The subject is a SFR in very good condition.  There were no negative externalities or deficiencies affecting the subject in the report or aerial maps.
The was not verified through MLS or Public Records. All comps were verified with the MLS except 6,7, and 8.  Comps 1,2,3,4,and 5 were also confirmed with public records.
Comps provided in the OA were recent, relevant, and proximate.  No major errors , deficiencies, or omissions exist in the OA.
Original appraisal value of $1,170,000 is supported by the CDA.

300000582	740000.00	925000.00	925000.00	11/07/2014	0.00	None											925000.00	0.00	0%	01/26/2015
Primary appraisal is dated 11/7/2014 and reflects a value of $925,000. (pg 259)
APN # is confirmed on pg 238
Subject transaction a purchase of borrowers primary residence which is existing construction
Missing required 3rd party appraisal analysis to reflect value of $1,100,000 is supported. No post closing CDA provided.
Appraiser to provide why the Estimate Cost New was not provided. FNMA does not require is not acceptable.
Subject value is above predominate value of $575,000.
Appraisal was completed AS IS
Residence is a Craftsman style design home with 2,515 square feet, 4 bedrooms and 2 bathrooms.
Subject is located in an urban location
Appraisal reflects subject was build in 2008 with an age of 6 yrs. Appraiser notes effective age is 6 yrs.
Subject is noted to be in good condition with no remodeling in the past 6 yrs
Site size is 4,216 square feet with a site value of $279,000. Site value ratio is 30.16% is considered to be typical for the area. Zoning is stated to be legal single family residential SF5000. Property is not located in a flood zone. Flood Zone X
Appraiser provided 3 sold comps, 1 pending sale & 1 active listing
Comp distances range from .53-1.13 miles from subject
Sold comps reflect a sale dates within the past 12 months
Line & net adjustments are within guidelines and gross adjustments are within the guidelines
Subject attributes are bracketed.
Sales Price is $925,000 (pg 355 & 428)
Appraisal value of $925,000 is supported; Housing Index indicates that property values in the subjects tract have increased by 7.7% in the past year and 1.0% for the most recent quarter.
The subject is in good condition, and no externalities were noted in the aerial photos which is consistent with the OA.
The comparable sales provided in the OA appear relevant for quality, size, location and appeal with the data and adjustments being adequately supported based on listing data reviewed.  The supplemental sale supports the value conclusion.
The original appraisal value is supported by the CDA.

300005618	712000.00	890000.00	895000.00	11/14/2014	0.00	None											895000.00	0.00	0%	01/29/2015
Primary appraisal is dated 11/14/2014 and reflects a value of $895,000. (page 556).
Subject transaction is purchase of borrower's primary residence which is new construction.
Appraisal was completed As Is.
Residence is a Craftsman style home, with 3160 square feet, 4 bedrooms and 3 bathrooms.
Subject is located in a suburban location.
Appraisal reflects subject was built in 2014.
Subject is noted to be in good condition with no updates to the kitchen or bathroom since construction.
Site size is 7200 square feet with a value of $300,000.  Site value ratio of 33.52% is considered to be typical for the area.  Total Estimate of Cost New is $549320.00   Zoning is stated to be R6.  Property is not located in a flood zone.
Appraiser provided 5 Sold Comps and 1 Active Listing.
Comp distances range from .25 miles to 4.73 miles from subject.
Sold comps reflect sale dates within the past 6 months of the appraisal date.
Line adjustments are all within 10% guideline, Net adjustments are all within 15% guideline and Gross adjustments are all within 25% guideline.
Subject attributes are well bracketed.
Sales Price is $890,000.
Appraisal value of $895,000 is supported. Inspection Permit reflects Final (pg 548).
; Housing Index indicates subjects market has increased 16.4% over the past year. REO saturation was 3.3% for the most recent quarter which does not indicate an REO driven market. The subject is reported to be in a new or very good condition. No positive or negative externalities were noted by CC aerial photos. One supplemental comp was utilized by the reviewer which supports the value conclusion due to similar location, appeal and upwards warranted for age and GLA. OA comps are considered to be good indicators of value of the subject market despite the necessary expansion of parameters to include reliance on comps  over a mile from the subject and 1 comp dated over 6 months prior. The distant comps do not appear to indicate a high risk rating due to the proximate sales and listing that support the conclusion. Overall, the adjustments were reasonable and well supported by market data. The comparable sales provided by the OA appear to be relevant for quality, size, location and condition appeal with the data and adjustments appearing adequately supported. Original appraisal value of $895,000 is supported by the CDA value.

300005625	668000.00	835000.00	835000.00	11/05/2014	0.00	None											835000.00	0.00	0%	02/04/2015
Carbon Monoxide installed per signed letter from borrower (pg 466).
Primary appraisal is dated 11/5/2014 and reflects a value of $835,000 (pg DOC 1004)
APN#  is confirmed page 287
Subject transaction is purchase of borrowers primary residence which is existing construction.
Subject value is above predominate value of $620,000
Appraisal was completed As Is
Residence is a Traditional style design home with 3,146 square feet, 4 bedrooms and 2.1 bathrooms
Subject is located in a Suburban location
Appraisal reflects subject was built in 1994 with an age of 20 yrs. Appraiser noted the effective date of 10 yrs.
Subject is in average condition with no knowledge of remodeling.
Site size is 10,240 square feet with a value of $315,000. Site value ratio is 37.72% and is typical for the area. Zoning is legal Single Family Residential SF7200. Property is not located in a Flood Zone. Flood Zone X
Appraiser provided 4 sold comps and 2 active listing
Comp distances range from .39 - 2.90 miles from subject.
Sold comps reflect sale dates within the past 6 months
Line adjustments are within 10% of the guideline and net adjustments are within 15% guideline and gross adjustments are with 25%
Cost Approach was not provided however appraiser commented the cost approach was not meaningful to the market value of the subject property in this area unless new construction
Subject attributes are well bracketed.
Sales Price is $835,000 (hud 1 pg 438 & contract pg 369)
Appraisal value of $835,000 is supported.

; Housing Index indicates subjects market has increased 5.1% over the past year. REO saturation was 3.7% for the most recent quarter which does not indicate an REO driven market. The subject is reported to be C3 or average condition. No positive or negative externalities are evident via CC aerial imagery. One supplemental comp was utilized by the reviewer which supports the value conclusion once adjusted for market appeal.  Review appraiser rated the OA as moderate risk due to reliance on comps outside 1 mile in competing neighborhoods, variance of 25% from the subjects GLA, inconsistent listing data for Comp 6 and lack of data verification for comp 5. OA however provides relevant comparables with adequate adjustments and reasonable conclusion. The comparable sales provided in the OA appear to be relevant for quality, size, location and condition appeal with the data and adjustments appearing adequately supported based on the listing data reviewed. The alternative sale used lent support to the reviews agreement with the OA value.  Original appraisal value of $835,000 is supported by the CDA value.

300005676	639200.00	799000.00	820000.00	10/23/2014	0.00	None											799000.00	-21000	-2.56	02/03/2015
Primary Appraisal is dated 10/23/2014 and reflect a value of $820,000.
Subject transaction is a purchase of borrowers primary residence which is existing construction
Subject value is above predominate value of $565,000. Appraiser indicates subject conforms to the neighborhood.
Title shows different Tax ID  vs appraisal of
Appraisal was completed As Is
Residence is a Craftsman Style Design home with 1.522 square feet with 3 bedrooms and 1.1 bathrooms
Subject is located in a suburban location
Appraisal reflects subject was built in 1902 with an effective age of 14 years
Subject is noted to be in average condition with remodeling within the last 10-15 years.
Site size is 4,179 square feet with a value of $320,000. Site value ratio is 39.02% is considered typical for the area. Zoning is stated to be Legal SF5000. Property is not located in a flood zone (Zone X).
Appraiser provided 4 sold comps and 2 Active Listings
Comp distances range from .04 miles to 1.48 miles from subject.
Sold comps reflect sale date with the past 3 months
Line adjustments are all within 10% guidelines Net adjustments & gross adjustments are acceptable
Subject attributes are well bracketed.
Sales Price is $799,000.
Appraised Value is supported
; Housing Index indicates subjects market has increased 5.2% over the past year. REO saturation was 6.6% for the most recent quarter which does not indicate an REO driven market. The subject is reported to be in C3 or good condition. There were no negative externalities or deficiencies affecting the subject in the report or the aerial maps herein. Five supplemental comps were utilized by the reviewer that are also relevant to the property due to proximity to the subject.  Comparables in the OA were similar in age, GLA, proximity, and appeared relevant and reliable, however, supplemental comparables are closer in proximity to the subject as OA comps chosen are located at the southern end of the lake. Original appraisal value of $820,000 is not supported by the CDA value of $799,000 but is within 10% tolerance at -2.6%.

300005682	750000.00	1675000.00	1675000.00	12/03/2014	0.00	None											1675000.00	0.00	0%	01/26/2015
Primary appraisal is dated 12/03/2014 and reflects a value of $1,675,000 (pg 299).
Subject transaction is purchase  of borrowers primary residence which is new construction. Certificate of Occupancy is  missing (exception set).
Subject value is above predominate value of $475,000- Appraiser does not comment if subject is an over improvement for the area (exception set).
Appraisal was completed As Is.
Residence is a Craftsman style home, with 4123 square feet, 5 bedrooms and 3 bathrooms.
Subject is located in a suburban location.
Appraisal reflects subject was built in 2014 with an age of 0 years.
Appraiser notes effective age of 0 years.  Subject is noted to be in new condition.
Site size is 9633 square feet/.2211433 acres with a value of $575,000. Site value ratio of 34.% is considered to be typical for the area.
Zoning is stated to be R6- Legal Single Family Residential
Property is not located in a flood zone. Flood Zone X
Appraiser provided 3 Sold Comps and 2 Active Listings.
Comp distances range from 0.01 miles to 0.52 miles from subject.
Sold comps reflect sale dates within the past 6 months.
Line adjustments are all within 10% guideline, Net adjustments are all within 15% guideline and Gross adjustments are all within 25% guideline.
Subject attributes are well bracketed.
Sales Price is $1,675,000.
Appraisal value of $1,675,000 is supported.
No Lender review, other than a technical review (pg. 295).; Clear Capital HDI indicates that property values in the subjects tract have increased by 16.4% in the past year and 2.3% for the most recent quarter.
REO saturation data indicates that 3.3% of sales in the subjects county over the past 90 days indicating the market is not REO driven.
The subject is new construction with no negative externalities noted in the aerial photos. The subject has good water and mountain views which is a positive influence on marketability.
Comp 1 was verified and comp 4 sales price was not verified.  No listing or sales data was provided for comp 5.  The remaining sales dates, and prices provided in the OA are consistent with the MLS and public records reviewed.
The  comparable sales provided in the OA appear to be relevant for quality, size, location, and appeal with the data adjustments appearing adequately supported based on the listing data reviewed.
The original appraisal value of $1,675,000 is supported by the CDA.

110851978	483700.00	0.00	606000.00	08/29/2014	0.00	None											606000.00	0.00	0%	01/26/2015
Primary appraisal is dated 08/29/2014 and reflects a value of $606,000 (pg 312).
Subject transaction is refinance of borrowers primary residence which is existing construction.
Subject value is above predominate value of $475,000, no commentary if the subject is an over improvement.
Appraisal was completed As Is .
Residence is a Traditional design home, with 2710 square feet, 3 bedrooms and 2.1 bathrooms.  , below grade  708 sq ft  walk out area is improved with 1 rec room, 2 bedrooms, and 1 bath.
Subject is located in a suburban location.
Appraisal reflects subject was built in 2012 with an age of 2 years. Appraiser notes effective age of 1 year.
Subject is noted to be in good/C2 condition with no remodeling.
Site size is 5118 square feet/ .1174931 acres with a value of $225,000.  Site value ratio of 37.13% is considered to be typical for the area.
Zoning is stated to be MU, Multi Use residential Legal Conforming
Property is not located in a flood zone. Flood Zone X
Appraiser provided 3 Sold Comps and 2 Active Listings, of which one is under contract.
Comp distances range from 0.08 miles to 0.23 miles from subject.
Sold comps reflect sale dates within the past 6 months.
Line adjustments are all within 10% guideline, Net adjustments are all within 15% guideline and Gross adjustments are all within 25% guideline
Subject attributes are well bracketed
Appraisal value of $606,000 is supported.
Lender review (pg 299)  supports   appraised value.
Technical review (pg 309) was performed by lender.
; Housing Index indicates that property values in the subjects tract have increase by 6.4%.  REO saturation data indicates that 14.7% of sales in the subjects county over the past 90 days have been REO indicating the market is not REO driven.
Subject is SFR in a suburban neighborhood in very good condition.  There were no negative externalities or deficiencies in the OA or aerial photos.  Prior sales history of subject and comps was verified by MLS and public records except comp 4.  and were reported accurately on the OA.  All comps in the OA appear relevant and proximate with no major errors or deficiencies noted.  The value conclusion is judged reasonable, and supported by the comparables used in this report.  Additional properties were selected that were also relevant to the subject indicated value in the OA is supported by OA comps and supplemental data.
Original appraisal value of $606,000 is supported by the CDA,

300005619	589000.00	0.00	1550000.00	11/24/2014	0.00	None											1550000.00	0.00	0%	01/26/2015
APN verified on page 138
Primary appraisal dated 11/24/2014 and reflects a value of $1,550,000.
Subject transaction is a refinance of borrowers primary residence which is existing construction.
Appraisal was completed AS IS.
Subject value is above the predominate value of $400,000, but is within the range of the neighborhood.
Subject is a one story flat located on the 8th floor of an 8 story downtown condominium building. Subject has 1 bedroom and 2.1 bathrooms.
Appraisal reflects the  subject was built in 2000 with an age of 14 years and an effective age of 2 years do to recent remodeling.
Subject is in good condition with remodeled kitchen and baths.
Zoning is commercial/Multi Family Residential, and property in legal compliance.  flood zone is "X",  and building is not in flood zone.
Appraiser provided 4 sold comps and 2 active listings.
Comps distance range from 0 miles to .5 miles from subject.
Sold comps reflect sale dates within 6 months.
Many individual line, net and gross adjustments exceeded standard guidelines because the property has significant upgrades and is not exactly similar to the best available comparable properties in the immediate market area. Appraiser stated that because the subject has been so extensively remodeled using high quality materials and custom features it proved to be very difficult to locate good / similar comparables. The best comparables available differed significantly from the subject, thus the larger than typical gross, net and single line adjustments were necessary.  The appraiser commented that they attempted to use comparables located below the 15th floor to try and avoid even greater view adjustments as well.  The GLA was adjusted at $500 per square foot and floor location was adjusted at $10,000 per floor.
Subject attributes are bracketed.
Appraisal value of $1,550,000 is supported.
Lender review page 154 does support appraised value.

; Housing Index indicates a 4.5% positive change in values in the past year with 0.1% over the past quarter to support stable values.  REO saturation is below within norms and discount is within national norms. OA indicates property values were stable as of the effective date of the appraisal with supply and demand in balance.  Condition of the property is rated C2 condition and Q3 quality of construction.   No discrepancies between the evidence reviewed and the report were found. No Risk factors noted for the subject property. The final estimate of market value is bracketed by both the sale prices and adjusted values of the comparable sales. The overall reliability of the report is adequate and the Appraiser's opinion of value is reasonable.  Original appraisal value of $1,550,000 is supported by the CDA.

300005621	585320.00	747868.00	759500.00	11/10/2014	0.00	None											759500.00	0.00	0%	01/28/2015
APN verified on page 698
Primary appraisal is dated 11/810/2014 and reflects a value of $759,500.
Subject is a purchase transaction of borrowers primary residence which is new construction.
Subject value is above predominate value of $522,000, but is within the range for the neighborhood.
Appraisal was completed subject to, but no 442 located in the file. No COO.
Residence is Neo Eclectic style with 3010 square feet,5 bedrooms, and 3 bathrooms.
Subject is located in an urban location.
Appraiser reflects the subject was built in 2014.
Subject is noted to be in new condition.
Site size is  5879 square feet. Site value ratio of 29.6% is typical.  Zoning is R5 SFR 7200 minimum 5 du/acre, and property is in compliance.  Flood zone is "X", and property is not in flood zone.
Appraiser provided 3 Sold comps and 2 Active listings.
Comp distance range from .01 miles to 1 mile.
Sold comps reflect sale dates within past 6 months
Line adjustments are withing 10% guideline, Net adjustments are within 15% guideline, and Gross adjustments are within 25% guideline.
Subject is well bracketed.
Sales Price is $747,868.
Appraised value of $759,500 is supported.
Lender review supports the appraised value.
; Housing Index indicates that property values in the subjects tract have increased by 3.5% in the past year.
REO saturation data indicates that 4.3% of sales in the subjects county over the past 90 says have been REO sales, indicating that the market is not REO driven.
The subject is new construction SFR in an urban neighborhood.  There were no negative externalities or deficiencies affecting the subject in the report or aerial maps herein.
Prior sales history of the subject and the comps was verified.  All comps were verified with the MLS, and only comps 1 and 3 were verified with public records.
The comparables were adequately selected and supportive of the value conclusion. The comps provided in the OA were recent, relevant, and proximate with no major deficiencies, errors, or omissions in the OA.
The original appraisal value of $759,500 is supported by the CDA.

300005623	620000.00	775000.00	775000.00	11/25/2014	0.00	None											775000.00	0.00	0%	01/26/2015
APN verified on page 203
Primary appraisal dated 11/25/2014 and reflects a value of $775,000.
Subject transaction is a purchase of borrowers primary residence which is new construction.
Subject value is above the predominate value of $560,000 but within neighborhood range.
Appraisal was completed AS IS.  No certificate of occupancy located in file.
Residence is a Contemporary tyle home with 2256 square feet, 3 bedrooms, and 2.1 bathrooms.
Subject is in a suburban location.
Appraisal reflects subject was built in 2014 and is in new condition.
Site size is 17798 square feet with a value of $305,000.  Site value of 39% is considered typical for the area.  Zoning is stated to be SF 9600, SFR 9600 minimum lot size, and property is in legal compliance.  Flood zone is "X", and property is not in flood zone.    Per critical area maps, the subject site is in a potential slide area and previously had a slide on the property. This is typical for this area and accepted by the market. Most of the comparables are in the same critical areas.
Comp distances range from .07 to 1.4 miles from subject.  The proximity from Comparable No. 4 to the subject exceeds typical lender guidelines. The use of this sale was unavoidable due to the lack of more similar recent sales within the subject's immediate neighborhood.
Sold comps reflect sale dates within the past 5 months.
Line adjustments are within the 10% guideline, Net adjustments are within the 15% guideline, and Gross adjustments are within the 25% guideline.
Subject attributes are bracketed.Sales price is $775,000
Lender review supports appraised value with the following comment. The following was noted in the site section addressing the slide zone:Per the city critical area maps, the subject site is in a potential slide area and previously had a slide on the property. This is typical for this area and accepted by the market.; Clear Capital HDI indicates that property values in the subjects tract have increased 16.1% in the past year and 2.1% for the most recent quarter.
REO saturation data indicates 9.2% of sales in the subjects county over the past 90 days have been REO indicating the market is not REO driven.
The OA ondicates a stable market which is an indicator of risk due to the variance from HDI data.  The subject is a SFR in new condition.  No negative esternalities were noted by CC aerial photos which is consistent with the OA.
Sale and Listing Analysis reflects inconsistencies between the OA, and the MLS data for comp 5 and comp 6 with the sales prices slightly over stated in the OA.  The remaining sales dates and prices including sales dates and pricing including list prices  of the comps are consistent with the OA.
The comparable sales are relevant for quality, size, location, and appeal.  Data adjustments are adequately supported based on listing data review.  the supplemental sales selected supports the value conclusion.
The OA provides relevant comparables with adequate adjustments and a reasomnable conclusion.
Original appraisal valiue of $775,000 is supported by the CDA.

300005638	1196000.00	1495000.00	1500000.00	10/29/2014	0.00	None											1500000.00	0.00	0%	02/09/2015
Primary appraisal is dated 10/29/2014 and reflects a value of $1,500,000 (pg 349).
Subject transaction is a purchase of borrowers primary residence which is existing construction.
Subject value is above predominate value of $880,000.
Appraisal was completed As Is.
Residence is a Colonial style home, with 2306 square feet, 3 bedrooms and 2.1 bathrooms.  Below grade is 1080 sq. ft., with 886 sq. ft. improved with walk out level rec room and 1 bath.
Subject is located in an urban location.
Appraisal reflects subject was built in 1916 with an age of 98 years. Appraiser notes effective age of 12 years.
Subject is noted to be in good /C2 condition with Kitchen and bathroom remodeling in the past 11-15 years, the entire dwelling was extensively updated prior to the 2004. The appraiser did not provide a cost to replace dwelling,(pg 350) citing the cost approach is unreliable in an older era home, and cautions site cost data is also undependable in this market area that has been developed for a long time.
Site size is 4000 square feet/ .09182736 acres with a value of $525,000.  Site value ratio of 35% is considered to be typical for the area.  Zoning is stated to be Legal Non-Conforming ? SF 5000 and subject can be rebuilt to current footprint.   Property is not located in a flood zone.
Appraiser provided 5 Sold Comps and 2 Active Listings, of which 1 is under contract.
Comp distances range from 0.07 miles to 0.68 miles from subject.
Sold comps reflect sale dates within the past 6 months.
Line adjustments are all within 10% guideline, Net adjustments are all within 15% guideline and Gross adjustments are all within 25% guideline.
Subject attributes are well bracketed.
Appraisal value of $1,500,000 is supported.
Sales price is $1,495,000
Lender review (pg 338) supports appraised value.
; Housing Index indicates subjects market has increased 1.6% over the past year. REO saturation is within below norms and discount is within national norms. The subject is reported to be in C2 condition. The subject has a beneficial water view. No supplemental comp utilized by the reviewer. No risk factors noted for the subject property. Review appraiser rated the comparables as moderate risk due to lack of confirming MLS data provided for comparable properties 1, 4,6 and 7. OA however provides relevant comparables with adequate adjustments and reasonable conclusion. The subject property is bracketed by lot size, age, bedroom,/bathroom count, above grade and basement square footage. The final estimate of market value is bracketed by lot size, age, bedroom/bathroom count.  Original appraisal value of $1,500,000 is supported by the CDA value.

300005678	893750.00	1390000.00	1375000.00	12/18/2014	0.00	None											1375000.00	0.00	0%	01/26/2015
APN verified on page 822
Primary Appraisal is dated 12/18/2014 and reflects a value of $1,375,000.
Subject is a purchase of borrowers primary residence which is existing construction.
Subject value is above the predominate value of $1,168,000
Appraisal was completed AS IS
Residence is a Mediterranean style home with 2375 square feet, 4 bedrooms, 3 bathrooms, and a 629 square foot finished basement
Subject is located in a suburban location
Appraisal reflects the subject was built in 1925 with an age of 89 years.  Appraiser notes the effective age is 25 years with remaining economic life with 40 years
Subject is reflected to be in average condition with some remodeling within the last 6-10 years
Site size is 6246 square feet with a value of $657600.  Site value ratio of 47% is typical for the neighborhood.
Zoning is R-1H Residential Hillside, and property is in legal compliance.  Flood zone is "X" and property is not in flood zone.
Appraiser provided 3 sold comps and 2 active listings.
Comp distance range from .05 miles to .61 miles from subject.
Sold comps reflect dates within the past 5 months
Line adjustments are all within 10% guideline, Net adjustments are all within 15% guideline and Gross adjustments are all within 25% guideline.
Subject attributes are well bracketed.
Sales Price $1,320,000
Appraised value of $1,375,000 is supported.
Lender review (page 781) supports the appraised value.

; Housing Index indicates a 5.9% positive change in values in the past year with 0.7% increase over the past 6 months. REO activity in the market area is 7.1%, thus it is not considered REO driven.  OA indicates property values were stable as of the effective date of the appraisal with supply and demand in balance.  Condition of the property is good. No major repair conditions were noted or observed.  No adverse external influences were noted in the Aerial imagery.  No discrepancies between the evidence reviewed and the report were found. Supplementary MSL revealed 30 sales within the subject's larger market area. Although the additional sales are considered to be representative of the larger market, the sales presented in the OA were the most appropriate. The overall reliability of the report is adequate and the Appraiser's opinion of value is reasonable.  Original appraisal value of $1,375,000 is supported by the CDA.

300005680	856000.00	1070000.00	1077000.00	10/24/2014	0.00	None											1077000.00	0.00	0%	01/26/2015
APN verified on page 662.
Primary appraisal is dated 10/24/2014 and reflects a value of $1,077,000 (pg 3)
Subject is a purchase transaction of borrowers primary residence which is existing construction.
Subject value is above the predominate value of $669,000, but is within the range for the neighborhood.
Appraisal was completed AS IS.
Residence is a 19th Century American style home with 2025 square feet, 3 bedrooms, 2 bathrooms, and a 1026 square foot finished basement. Subject is a wood sided home, all comps are 2 story, brick, Tudor style homes per photos (pg 29-30).
Subject is located in a suburban location.
Appraisal reflects subject was built in 1939 with an age of 75 years. Appraiser notes an effective age of 20-30 years.
Subject is noted to be in Average/C3 condition with updated kitchen and baths. Timeframes of updated are unknown.
Site size is 6090 square feet with a value of $600,000.  Site value ratio of 55.71% is considered to be typical for the area.
Zoning is stated to be Legal SF5000.  Property is not located in a flood zone. Zone X
Appraiser provided 4 Sold Comps and 2 pending sales.
Comp distances range from .16 miles to .94 miles from subject.
Sold comps reflect sale dates within the past 5 months.
Comps 2, 5 and 6 contain Line adjustments for Site that exceed 10% guideline. Same comps reflect Net adjustments which exceed 15% guideline. Comps 2, 3, 5 and 6 reflect Gross adjustments which exceed 25% guideline.  Appraiser provided extensive narrative on choice of comps and reasons for adjustments. Extensive narrative provided on site valuation.
Subject attributes are bracketed, with the exception of pool amenity. Appraiser assigned no value to subjects inground pool.
Sales Price is $1,070,000.
Appraisal value of $1,077,000 is not adequately supported by the comparables used.
Lender review (pg 612) supports the appraised value.

; Housing Index indicates that property values in the subjects tract have increased 2.2% the past year and .9% for the most recent quarter.
REO saturation data indicates that 5.2% in the subjects county over the last 90 days indicating that the market is not REO driven.
The subject is SFR in average to good condition with no discrepancies were noted between OA and available data sources.  Aerial photos reveal that subject is located in a suburban neighborhood with homes of similar design, appeal and characteristics.
All comps have similar characteristics as the subject, and based on market data the adjustments appear reasonable.  The reconciliation comps bracket the subject in terms of quality and amenities.After adjustments the RC support the OA value conclusion.
Original appraisal value of $1,077,000 is supported by the CDA.

300005649	835000.00	1735000.00	1735000.00	11/13/2014	0.00	None											1735000.00	0.00	0%	01/26/2015
APN verified on page 398
Primary appraisal is dated 11/13/2014 and reflects a value of $1,735,000.
Subject transaction is a purchase of borrowers primary residence which is existing construction.
Subject value is above the predominate value of $749,000, but is within range for the neighborhood.
Appraisal was completed AS IS.
Residence is a Provincial style home with 2770 square feet, 4 bedrooms, and 2.1 bathrooms.  827 square foot finished basement.
Subject is located in an Urban location.
Appraisal reflects the subject was built in 1929 with an age of 85 years.  Appraiser notes an effective age of 12 years.
Subjected is noted to be in good condition with remodeling in the past 1-5 years.
Site size is 7700 square feet, but no site value was noted.  Zoning is SF5000 SFR 5000 SF required, and property is in legal compliance. Flood zone is "X", and property is not  in a flood zone.
Appraiser provided 4 sold comps and 2 active listings.
Comp distances range from .1 to .3 miles from subject.
Sold comps reflect sale dates within the past 5  months.
Line adjustment are all within the 10% guideline, Net adjustments are within the 15% guideline, and Gross adjustments are within the 25% guideline.
Subject attributes are well bracketed.
Sales price is $1,735,000.
Appraised value of $1,735,000 is supported.
Lender review supports the appraised value.
; Housing Index (CC) indicates sale prices have been increasing over the past six months at a rate of 1.1% and 2.5% over the previous year.   REO Saturation is 7.7% over the past quarter which does not indicate an REO driven market. The original appraisal (OA) indicates a stable market, demand/supply was in shortage & marketing times under 3 months. The condition of the property is reflected to be C2 or very good condition. T No positive or negative externalities or deficiences were noted.  Sale dates and prices including listing prices of the comps provided in the OA are consistent with the MLS listing data and public records reviewed.  The subjects current listing was adequately described in the OA.  The current MLS listing was not provided for the subject property for review.  The OA comparables appear relevant for quality, size, location and condition appeal, with the data and adjustments appearing adequately supported based on the listing data reviewed.  Additional properties  were selected by reviewer and it supports the value conclusion.  OA relied upon relevant sales with a reasonable conclusion with supplemental sales supporting the value. Original appraisal value of $1,735,000 is supported by the CDA.

300005669	1000000.00	1265000.00	1270000.00	11/22/2014	0.00	None											1270000.00	0.00	0%	01/26/2015
Primary appraisal is dated 11/22/2014 and reflects a value of $1,270,000 (pg 781).
Subject transaction is purchase of borrowers primary residence which is existing construction.
Subject value is above predominate value of $900,000. Appraiser comments (pg 787) subject is not an over improvement.
Appraisal was completed As Is.
Residence is a Ranch Style home, with 1681 square feet, 1 bedrooms and 1.1 bathrooms above grade, and 1067 sq.ft. below grade  improved with 1 rec room, 3 bedrooms, 1 bathroom  (If below grade square footage was included, this should be addressed).
Subject is located in a suburban location.
Appraisal reflects subject was built in 1951 with an age of 63. Appraiser notes effective age of 10 years.
Subject is noted to be in  good/C4 condition with Kitchen and Bath remodeling  performed at an unknown time.
Site size is 6000 square feet/0.137741 acres with a value of $750,000.  Site value ratio of 59.06% is considered to be typical for the area.
Zoning is stated to be Legal Single Family Residential SF5000.
Property is not located in a flood zone. Flood Zone X
Appraiser provided 4 Sold Comps and 2 Active Listings.
Comp distances range from 0.03 miles to 0.32 miles from subject.
3 Sold comps reflect sale dates within the past 3 months. 1 Comp (#4) is dated within 8 months of the report. Comp 4 was utilized for its close proximity and similar age and features.
Line adjustments are all within 10% guideline, Net adjustments are all within 15% guideline and Gross adjustments are all within 25% guideline. Comp 1 breaches the 25% gross adjustment by .1% and tabulated out as 25.1%.
Subject attributes are well bracketed.
Sales Price is $1,265,000
Appraisal value of $1,270,000 is supported.
Lender review (pg 392) supports appraised value.
Technical review (pg 806) provided in file.
; Housing Index indicates that property values in the subjects tract have increased by 10.7% in the past year and 3.8% for the most recent quarter.  REO saturation data indicates that 6.4% of sales in the subjects county over the last 90 days have been REO sales indicating the market is  not REO driven.  The OA reported that the market is declining, but Clear Capital HDI reports the market is stable.
The subject is SFR in average to good condition.  The subject has only one above ground bedroom which could negatively impact market value and marketability.  The sale or transfer history of the subject and comparables reported on the OA are consistent with available data sources.  Aerial images reveal that subject is located in a suburban neighborhood with homes of similar design, and appeal.  The OA comps are considered to be good indicators of value for the subjects market.  Based upon market data the adjustments appear reasonable.  The RC bracket the subject attributes, and support the original value conclusion.
The original appraisal value of $1,270,000 is supported by the CDA.

110851896	520000.00	650000.00	650000.00	10/30/2014	0.00	None											650000.00	0.00	0%	01/26/2015
Primary appraisal is dated 10/30/2014 and reflects a value of $650,000 (pg 558).
Subject transaction is a purchase of borrowers primary residence which is existing construction.
Subject value is below predominate value of $657,000, and within standard tolerances.
Appraisal was completed As Is.
Residence is a Modern Traditional style home within a PUD, with 2042 square feet, 3 bedrooms and 2.1 bathrooms.
Subject is located in a suburban location.
Appraisal reflects subject was built in 1993 with an age of 21. Appraiser notes effective age of 5 years.
Subject is noted to be in  good/C4 condition with no remodeling in the past 15 years.
Site size is 4707 square feet/ 0.107989 acres with a value of $275,000.
Site value ratio of 42.31% is considered to be typical for the area.
Zoning is stated to be Legal RS1-14 Single Family Residential.
Property is not located in a flood zone. Flood Zone X
Appraiser provided 4 Sold Comps and 2 Active Listings, with one under contract.
Comp distances range from 0.52 miles to 0.77 miles from subject.
Sold comps reflect sale dates within the past 4 months.
Line adjustments are all within 10% guideline, Net adjustments are all within 15% guideline and Gross adjustments are all within 25% guideline.
Subject attributes are well bracketed.
Sales Price is $650,000.
Appraisal value of $650,000 is supported.
Lender review (pg 587)supports appraised value.
Technical review summary (pg 586)
; Housing Index indicates sale prices have been increasing over the past year at a rate of 11.6% and 1.5% for the most recent quarter  REO Saturation is 8.4% which does not indicate an REO driven market. The original appraisal (OA) indicates a stable market which varies from HDI data indicating an increasing market. The condition of the property is reflected to be C3 or average. This is supported by the OA photos. No positive or negative externalities were noted by aerial photos which is consistent with the OA.  Sale dates and prices including listing prices of the comps provided in the OA are consistent with the MLS listing data and public records reviewed.  The subjects current listing was not adequately described in the OA.  The current MLS listing was  provided for the subject property for review but not public records.  The OA comparables appear relevant for quality, size, location and condition appeal, with the data and adjustments appearing adequately supported based on the listing data reviewed.  A supplemental sale was selected by reviewer and it supports the value conclusion.  OA relied upon relevant sales with a reasonable conclusion with supplemental sales supporting the value. Original appraisal value of $650,000 is supported by the CDA.

300001179	586000.00	771000.00	771000.00	12/09/2014	0.00	None											771000.00	0.00	0%	12/26/2015
APN verified on page 184
Primary appraisal is dated 129/2014 and reflects a value of $771,000.
Subject transaction is a purchase of borrowers primary residence which is existing construction.
Subject value is slightly above the predominate value of $770,000 but within the range for the neighborhood.
Appraisal was completed AS IS.
Subject is located in a suburban location.
Residence is a 2 story Traditional style home with 2313 square feet, 3 bedrooms, and 2.1 bathrooms.
Appraisal reflects subject was built in 1991 with an age of 23 years.  Appraiser notes effective age of 10 years.
Subject is noted to be in good condition.
Site size is 7202 square feet with a value of $475,000.  site value ratio of 61.6 is typical.
Zoning is RS 7.2, Single Family residential min lot size of 7200 sf.  Property is in legal compliance.
Flood zone is "X" and property is not in a flood zone.
Appraiser provided 4 sold comps and 2 active listings.
Comp distance range from .3 to .6 miles from subject.
Sold comps reflect sale dates within the last 6 months.
Line adjustments are all within 10% guideline, Net adjustments are within 15% guideline, and Gross adjustments are within 25% guideline.
Subject attributes are bracketed.
Sales price for subject is $771,000.
Appraised value is supported/
Lender review could not be located in the file.; Housing Index indicates sale prices have been increasing over the past year at a rate of 11.8% and 1.5% for the most recent quarter with 15 DOM for non-REO sales.  REO Saturation is 7.9% which does not indicate an REO driven market. The original appraisal (OA) indicates a stable market which varies from HDI data indicating an increasing market. The condition of the property is reflected to be C3 or good for its age with some updating.  No positive or negative externalities were noted by aerial photos which is consistent with the OA.  Sale dates and prices including listing prices of the comps provided int he OA are consistent with the MLS listing data and public records reviewed.  The subjects current listing was adequately described in the OA.  The current MLS listing was not provided for the subject property for review and no noted discrepancies were noted between public records and OA.  The OA comparables appear relevant for quality, size, location and condition appeal, with the data and adjustments appearing adequately supported based on the listing data reviewed.  A supplemental sale was selected by reviewer and it supports the value conclusion.  OA relied upon relevant sales with a reasonable conclusion with supplemental sales supporting the value. Original appraisal value of 771,000 is supported by the CDA.

300005604	534640.00	668300.00	668300.00	12/10/2014	0.00	None											668300.00	0.00	0%	01/29/2015
Primary appraisal is dated 12/10/2014 and reflects a value of $668,300 (pg 505).
Subject transaction is purchase of borrowers primary residence which is new construction. (Inspection record on pg 283.)
Subject value is above predominant value of $539,000 by $129,300. Although the appraiser makes no specific comment regarding predominant value he does mention the lack of new construction in the immediate area and the comps presented are in close proximity and have very low adjustments.
Appraisal was completed as is .
Residence is a contemporary style home, with 3242 square feet, 4 bedrooms and 2.1 bathrooms.
Subject is located in a suburban location.
Appraisal reflects subject was built in 2014 with an age of 0. Appraiser notes effective age of 0 years.
Subject is noted to be in new condition with no remodeling since it is brand new.
Site size is 4899 square feet with a value of $125,000.  Site value ratio of 18.7% is well within the allowable 30% typical for the area.  Zoning is stated to be legal.  Property is not located in a flood zone. Zone X
Appraiser provided 5 Sold Comps and 3 Active Listings.
Comp distances range from .01 miles to .12 miles from subject.
Sold comps reflect sale dates within the past 6 months except for comp 4 which is 9 months old.
Line adjustments are all within 10% guideline, Net adjustments are all within 15% guideline and Gross adjustments are all within 25% guideline.
Subject attributes are well bracketed.
Sales Price is $668,300
Appraisal value of $668,300 is supported.
Lender review was not provided in the file.
; Housing Index repeat sales prices have been stabilizing over the past year, increasing at a rate of 7.9% from year to year and declining at a rate of 1.0% from most recent quarter.  The REO saturation is 11.5% which does not indicate an REO driven market.  The original appraisal (OA) reports consistent DOM and current market trends. The condition of the subject is described as C1 or very good as a new construction home.  This is supported by the OA photos provided.  No positive or negative externalities were noted by the OA aerial photo. The comparable sales provided by the OA appear to be relevant for quality, size, location and condition appeal, with the data and adjustments appearing adequately supported based on the listing data reviewed.  The GLA adjustment of $50 per SF is typical for the subjects quality and location.  The supplemental sale selected supports the value conclusion cone adjusted for market appeal. The OA comparables are considered relevant comparables with adequate adjustments and a reasonable conclusion.  The original appraisal value of $668,300 is supported by the CDA value.

300005615	940500.00	0.00	1925000.00	12/04/2014	0.00	None											1925000.00	0.00	0%	01/28/2015
APN verified page 217
Primary appraisal is dated 12/04/2014 and reflects a value of $1,925,000.
Subject is a refinance of borrowers primary residence which is existing construction.
Subject value is above predominate value of $1,887,000, but is within the range for the neighborhood.
Appraisal was completed AS IS.
Residence is a 3 level traditional style home with 2011 square feet, 3 bedrooms, and 2.1 bathrooms.
Subject is located in an urban location.
Appraisal reflects subject was built in 1911 with an age of 103 years and an effective age of 18 years.
Subject is noted to be in average condition with remodeling within 6-10 years.
Site size is 2375 square feet with a value of $950,000.  Site value ratio of 49% is typical of neighborhood.
Zoning is stated to be RH2 House Two family min lot size 2500sf.  Property is in legal non conforming compliance due to being grandfathered.  Flood zone is not stated on the appraisal, but reflects the property is NOT in the flood zone. Flood /zone X
Appraiser provided 4 sold comps and 2 active listings.
Comp distances range from .1 miles to .5 miles from subject.
Sold comps reflect sale dates within the past 5 months.
Line adjustments are all within the 10% guideline, Net adjustments are within the 15% guideline, and Gross adjustments are within the 25% guideline.  Some guidelines exceed FNMA guidelines with the following explanation on page 259:
EXCEEDING FNMA GUIDELINES
- FNMA guideline for square footage was exceeded in some cases in order to provide the strongest available comparables with the lowest net and gross adjustments. GLA is just one important component of value in this diverse market.
- FNMA guideline for net and gross adjustments were exceeded in some cases due to the lack of available listed comparables in an extended and dated search of the subject's market area.
- FNMA guideline for individual line adjustment was exceeded in some comparables in order to provide comparable listed properties in the subject neighborhood.
Extended search parameters are typical due to the limited number of sales in this market segment and credible estimate of market value was able to be derived by the inclusion of the selected comparables in this report.
Subject attributes are bracketed.
Appraise value of $1,925,000 is supported.
Lender review (page 242) supports the appraised value.

; Clear Capital HDI (CC) indicates sale prices in the zip code show the marekt with a decreasing value of .6% change for the current quarter and an increase of 8.0% for the year.  REO Saturation is 4.3% which does not indicate an REO driven market. The original appraisal (OA) indicates a stable market which varies from HDI data indicating a decreasing market .6% in current quarter. The condition of the property is reflected to be good condition for its age with some updating in kitchen and bathrooms.  No positive or negative externalities were noted by CC aerial photos which is consistent with the OA.  Sale dates and prices including listing prices of the comps provided in the OA are consistent with the MLS listing data and public records reviewed.  The subjects current listing was adequately described in the OA.  The current MLS listing was not provided for the subject property for review.  The OA comparables appear relevant for quality, size, location and condition appeal, with the data and adjustments appearing adequately supported based on the listing data reviewed.   OA relied upon relevant sales with a reasonable conclusion with supplemental sales supporting the value. Original appraisal value of $1,925,000 is supported by the CDA.

300005643	866700.00	0.00	1150000.00	10/24/2014	0.00	None											1150000.00	0.00	0%	01/26/2015
Primary appraisal is dated 10/24/ 2014 and reflects a value of $1,150,000 (pg 440).
Subject transaction is a refinance of borrowers primary residence which is existing construction.
Subject value is (above/below) predominate value of $900,000, appraiser comments that subject Is not an over improvement(pg 446).
Appraisal was completed As Is.
Residence is a Craftsman Style home, with 3258 square feet, 4 bedrooms and 3.1 bathrooms.  And with 710 sf below grade of which 540 Sq. ft. is improved with a a walk out rec room, and 1 bath room.
Subject is located in an urban location.
Appraisal reflects subject was built in 2005 with an age of 9 years. Appraiser notes effective age of 5 years.
Subject is noted to be in good/C2 condition with no updates in the last 9 years.
Site size is 5500 square feet/ .1262626 acres with a value of $275,000.
Site value ratio of 24.17% has comment value is typical.
Appraiser did not provide a cost approach to value, and did not supply rationale for the omission(exception set) 2/25/15 - Received revised URAR reflecting Cost Approach to value section completed.  Site value is $475,000 (41.3% land value, with no negative comment for this value. Deemed reasonable and standard for the area.  Additional land sales in commentary on revised report supports valuation) with comment that subject neighborhood is 100% built up, any available land is primarily derived from a tear down of an older low value improvement.  Estimated cost new is $684,258 with indicated cost approach value of $1,148,618.
Zoning is stated to be Legal SF 5000, Single Family Residential with 5000 SF.
Property is not located in a flood zone. Flood Zone X
Appraiser provided 4 Sold Comps and 1 Active Listing under contract.
Comp distances range from 0.68 miles to 1.50 miles from subject.  Appraiser addressed the need to expand from the desired 1 mile radius to find suitable comparable(s), that newer construction homes are few- and most of the housing in area was built pre 1960.
3 Sold comps reflect sale dates within the past 6 months; comp #2 was within 7 months.
Line adjustments are all within 10% guideline, Net adjustments are all within 15% guideline and Gross adjustments are all within 25% guideline.
Subject attributes are well bracketed.  With exception to the subject GLA, no comps had a GLA in excess of the subject. But all had alike below grade amenities.
Appraisal value of $1,150,000 is supported.
Lender review (pg 425) supports appraised value.
Lenders technical review (pg 434) was in file.
; Housing Index indicates sale prices have been stable over the past year at a rate of 3.6% and 0.5% for the most recent quarter. REO Saturation is 6.1% which does not indicate an REO driven market. The original appraisal (OA) indicates an increasing market which varies from HDI data indicating an stable market. The condition of the property is reflected to be good condition. No positive or negative externalities were noted by aerial photos which is consistent with the OA.  Sale dates and prices including listing prices of the comps provided in the OA are consistent with the MLS listing data and public records reviewed.  The subjects current listing was adequately described in the OA.  The current MLS listing was not provided for the subject property for review.  The OA comparables appear relevant for quality, size, location and condition appeal, with the data and adjustments appearing adequately supported based on the listing data reviewed.  A supplemental sale was selected by reviewer and it supports the value conclusion.  OA relied upon relevant sales with a reasonable conclusion with supplemental sales supporting the value. Original appraisal value of $1,150,000 is supported by the CDA.

300005674	1000000.00	0.00	2475000.00	10/13/2014	0.00	None											2475000.00	0.00	0%	01/26/2015
APN verified page 337
Primary appraisal is dated 10/13/2014 and reflects a value of 2,475,000.
Subject transaction is a refinance of borrowers primary residence.  Borrower purchased the property in August 2014 for 2,471,000.
Subject value is above the predominate value of $2,300,000, but well within the neighborhood range.
Appraisal was completed AS IS
Residence is a contemporary style home with 3234 square feet, 5 bedrooms, and 4.1 bathrooms.
Subject is located in a suburban location.
Appraisal reflects the subject was built in 1953 with an age of 61 years.  Appraiser states the effective age is 10 years.
Site size is 8900 square feet with a value of 41,680,000.  Site value over 30% is typical for the area.  Zoning is R1006 Single Family Residential, and property is in legal compliance.  Flood Zone is "X", and property NOT located in a flood zone.
Appraiser provided 6 sold comps and 1 pending sale.
Comp distances range from .15 miles to 1 mile from subject.
All comps sales were within the last 5 months.
Line adjustments are all within 10% guideline, Net adjustments are within 15% guideline,Gross adjustments are all within the 25% guideline.
Subject attributes are well bracketed.
Appraised value of 2,475,000 is supported.
Lender review supports value.

; Housing Index indicates sale prices have been increasing over the past year at a rate of 11.7% and 5.0% for the most recent quarter. REO Saturation does not indicate an REO driven market. The original appraisal (OA) indicates a increasing market which is confirmed by CDA.The condition of the property is reflected to be C3 or good. This is supported by the OA photos.  or negative aerial photos noted subjecgt property to be proximate to a busy road which was noted to have an adverse empact of marketability or value.   Sale dates and prices including listing prices of the comps provided in the OA are consistent with the MLS listing data and public records reviewed. The current MLS listing was not provided for the subject property for review.  The OA comparables appear relevant for quality, size, location and condition appeal, with the data and adjustments appearing adequately supported based on the listing data reviewed.   OA relied upon relevant sales with a reasonable conclusion with supplemental sales supporting the value. Original appraisal value of $2,475,000 is supported by the CDA.

300005633	1700000.00	0.00	2130000.00	10/10/2014	2128000.00	URAR Form 1004	10/10/2014										2130000.00	0.00	0%	01/26/2015
Primary appraisal is dated 10/22/2014 and reflects a value of $2,130,000 (pg 297).
Subject transaction is refinance of borrowers primary residence which is existing construction.
Subject value is above predominate value of $1,400,000.
Appraisal was completed As Is.
Residence is a detached three story traditional home, with 3,186 square feet, 5 bedrooms and 4 bathrooms. It has water and city skyline views.
Subject is located in an suburban location.
Appraisal reflects subject was built in 1954 with an age of 60. Appraiser notes effective age of 20 years.
Subject is noted to be in good condition with remodeling in the past 5 years.
Site size is 0.2295 acres with a value of $1,490,000.  Site value ratio of 70% is not considered to be typical for the area.  Zoning is stated to be Legal-R1.  Property is not located in a flood zone. Flood Zone X
Appraiser provided 3 Sold Comps and 2 Pending Sales.
Comp distances range from 0.18 miles to 2.45 miles from subject.  Comp 3 is 2.45 miles from the subject which is an excessive distance in an active suburban market. Other comps are under 1 mile and support the value.
Sold comps reflect sale dates within the past 6 months.
Line adjustments are all within 10% guideline and Gross adjustments are all within 25% guideline. Net adjustments are not all within 15% guideline. Comp 4 has net adjustment of 22%.
Subject attributes are adequately bracketed.
Appraisal value of $2,130,000 is supported.
Notice of Right to Copy of Appraisal (pg. 731); Second appraisal dated 10/10/2014 reflects a value of $2,218,000 (pg 331).
Secondary appraisal value is $2,000 less than primary appraisal value which is a negative variance of 0.94%.  Valuation variance is not material.
Appraisal reflects the subject attributes as:  60 years old, 3,070 square feet, 4 bedrooms and 4 baths.
Appraiser provided 4 sold comps and 4 active listings.
Comp distances range from 0.19 miles to 0.84 miles from subject.
Sold comps reflect sale dates within 10 months of appraisal date. Comp 1 is 10 months old
Line, Net and Gross adjustments are not all within industry standards.  Comps 1, 2 and 3 have Net adjustment factors ranging from 17.6% to 20.7%.  Comps 2 and 3 have Net Adjustment factors ranging from 29.5% to 45.3%.  The significant adjustments indicate that they are not suitable comparable properties.  The subject's attributes are adequately bracketed by the comparables provided.
Secondary appraisal value is not adequately supported.; Housing Index reflects an increasing market which is contrary to Original Appraisal (OA) of stable market. Based on Housing Index values have increased over the past year of 5.0% and 4.8% over the prior quarter therefore the area is not considered an REO driven. THE CDA did not provide REO saturation. The subject is good condition which is supported by interior and exterior photos. The aerial imagery does not reflect any negative externalities.  all comparables are similar in quality,design,proximity and condition in the subject area. All comparables were verified om MLS and public records with no discrespancies. Research evidences supplemental sales in the area which supported the market value. Original appraisal value of $2,130,000 is supported by the CDA.

300005671	768000.00	0.00	985000.00	09/17/2014	0.00	None											985000.00	0.00	0%	01/26/2015
Primary appraisal is dated 09/17/2014 and reflects a value of $985,000 (pg 3).
Subject transaction is refinance of borrowers primary residence which is existing construction, subject was given Certificate of Occupancy earlier in the year per appraiser. Photographs (pg 17) show hot water heater in middle of garage entry- this was un-addressed in the report(exception set). Land records indicate previous transaction dated 5/24/1996.
Subject value is above predominate value of $535,000. Appraiser does not address specifically if subject is an over improvement (exception set), however, report states 4 comparable properties in the subject neighborhood are for sale ranging from $899,000 to $1,225,000, and 22 comparable sales in the last 12 months, in the subject neighborhood, range from $830,000 to 1,300,000(pg 3).
Appraisal was completed As Is.
Residence is a Craftsman Style home, with 2077 square feet, 2 bedrooms and 3 bathrooms. Below grade is an additional 1064 sq. ft improved walk out level with 1 rec room, 1 bedroom, and  1 bathroom.
Subject is located in an urban location.
Appraisal reflects subject was built in 2013 with an age of 1. Appraiser notes effective age of 1 years.
Subject is noted to be in good/C1 condition as was constructed in 2013.
Site size is 5000 square feet/ 0.1147842 acres with a value of $380,000.  Site value ratio of 38.58% is considered to be typical for the area with other land sales utilized to extract value.
Zoning is stated to be Legal Single Family Residential with 5000 SF minimum lot size.  Property is not located in a flood zone. Flood Zone X
Appraiser provided 5 Sold Comps and 2 Active Listings.
Comp distances range from 0.15 miles to 0.97 miles from subject.
Sold comps reflect sale dates within the past 5 months.
4 comparable(s) Line adjustments are all within 10% guideline, Net adjustments are all within 15% guideline and Gross adjustments are all within 25% guideline.  Comp 4 exceeds the net adjustment duet to condition and lack of below grade-lower finished level.
Subject attributes are well bracketed.
Appraisal value of $985,000 is supported.
Lender review (pg 170) supports appraised value.
Technical appraisal review (pg 169)performed by lender.
Inspection Report (pg 346).; Housing Index indicates the market is stable however Original appraisal (OA) reports market is increasing as of effective date. Housing Index indicates sales have increased 7.5% over the past year and 4.7% over the past quarter. REO saturation is 4.8% however the CDA did not comment this saturation percentage is well under the 17.9% National average. The subject single family is in good condition. Aerial imagery indicates the subject is located in a neighborhood with similar dsesign, appear and characteristics. The OA comps are good indicators of value for the subject's market. CDA noted no discrepancies were noted  between the OA and available data sources. Supplementary MLS research revealed additional sales in the are with a reasonable conclusion of the OA value. Original appraisal value of $985,000 is supported by the CDA

110845389	690929.00	0.00	1700000.00	11/19/2014	0.00	None											1700000.00	0.00	0%	01/26/2015
Primary appraisal is dated 11/19/2014 and reflects a value of $1,700,000 (pg 449).
Subject transaction is a refinance of borrowers primary residence which is existing construction.
Subject value is above predominate value of $995,000, no commentary provided in report if subject is an over improvement (exception set).
Appraisal was completed As Is.
Residence is a Contemporary style home, with 2759 square feet, 4 bedrooms and 3 bathrooms, with below grade area of 1467 sq. ft., of which 1354 is an improved walk out level with 1 rec room. 2 bedrooms and 1 bath.
Subject is located in a suburban location.
Appraisal reflects subject was built in 1952 with an age of 62. Appraiser notes effective age of 8 years.
Subject is noted to be in good/ C3  condition with Kitchen and bath remodeling  in the past 11-15 years.
Site size is 7500 square feet/ .1721763 acres with a value of $850,000.  Site value 850,000, a ratio of 50% is considered to be typical for the area.  Zoning is stated to be Legal Non- Conforming , Residential 8400 sq. ft. minimum,  and can be rebuilt if destroyed to current or smaller size.  Property is not located in a flood zone.
Appraiser provided 4 Sold Comps and 2 Active Listings.
Comp distances range from 0.12 miles to 1.41 miles from subject.  Comps selected were best available (pg .456), and area was expanded to find best selections available.
Sold comps reflect sale dates within the past x months.
Line adjustments are all within 10% guideline, Net adjustments are all within 15% guideline and Gross adjustments are all within 25% guideline
Subject attributes are well bracketed.
Appraisal value of $1,700,000 is supported.
Lender review (pg 441) supports appraised value.

; Housing Index indicates the subjects tract had increased 1.8% over the past 6 months and 7.1% over the previous year. REO saturation data indicated that 3.2% of the sales over the last quarter in the subjects zip code are REOs indicating the area is not REO driven.  The original appraisal (OA) stated that the property values are stable, demand/supply was in balance and that the marketing time was under 3 months. The OA reflects the subject property to be in C3 good condition.  No negative externalities or deficiencies affecting the subject in the report or the aerial maps herein.  The subject marketing area, typically finished basements are included in the GLA.  The actual GLA, therefore, is 4113 square fee vs. 2959 per the OA. The higher square footage was used in selection of supplemental comps.  The subject was not verified through MLS or public records.  All comps were verified with the MLS. Comps 3, 5 and 6 were not verified through public records.  All comps selected were judged reasonable and bracket the subject in GLA, age, and lot size. Generally they are similar in proximity and recent comps have been used. The gross and net percentage indicators are within the secondary market guidelines. All comps are considered relevant and reliable.  Six additional properties were selected that were also relevant to the subject and they along with the OA comps support the subject value.  The Original appraisal value of $1,700,000 is supported by the CDA.

110800647	1200000.00	1500000.00	1500000.00	09/12/2014	1500000.00	URAR Form 1004	09/19/2014										1500000.00	0.00	0%	09/19/2014
Primary appraisal is dated 09/12/2014 and reflects a value of $1,500,000 (pg 443). Subject transaction is a purchase of a primary residence which is existing construction. Subject is a single family home. Subject value is below the predominant value of $2,871,000. Appraiser comments indicate the reason for this is the home is smaller than average located on a main access road and there are a wide range of property values in this diverse area. Subject is well within market parameters. The appraisal was completed As Is. Residence is a contemporary style home, with 1676 square feet with 3 bedrooms and 2.1 bathrooms. Subject was appraised as a suburban location.  Appraisal reflects subject was built in 1987 with an age of 27. Appraiser notes effective age of 18 years. Subject is noted to be in average condition. There have been updates in the prior 6-10 years except for the bathrooms. Bathrooms are noted to be in good condition. Site size is 7193 sq feet with a site value of $900,000.  Zoning is stated to be legal. Property is located in a flood zone. (Zone AE) Appraiser provided 4 Sold Comps and 2 Active Listings. Comp distances are between .82 miles away and .89 miles away for sold comps. Sold comps reflect sale dates within the past 6 months. All Line, Net and Gross Adjustments are within guidelines. Appraisal value of $1,500,000 is supported. Lender review is on pg 482 and supports value.

; Second appraisal dated 09/19/2014 reflects a value of $1,500,000 (Pg 487). Secondary appraisal value is the same value of $1,500,000 as the primary appraisal value. Appraisal reflects the subject attributes as:  27 years old, 1661 square feet, 3 bedrooms and 2.1 baths. Appraiser provided 4 sold comps and 2 active listings.Comp distances range from .55 miles to 1.04 miles from subject. Sold comps reflect sale dates within 6 months of appraisal date. Line, Net and Gross adjustments are within industry standards and attributes of subject are bracketed by the comparables provided.  Secondary appraisal value is supported.

; Housing Index indicates subjects market has increased 13.7% over the past year. REO saturation was 5.6%, noting that the market is not REO driven. Subject is considered to be in C3 or good condition. No functional, external or physical inadequacies are evident. No significant deficiencies noted. Overall, the appraisal is reliable report. Value is at the low to midpoint of the range of sales and at the low to midpoint of the adjusted range of sales. Most emphasis on appraisal sales, 2, 3, 5 & 5, due to similar attributes as the subject. Original appraisal value of $1,500,000 is supported by the CDA value.

300001586	1160000.00	1450000.00	1450000.00	12/10/2014	0.00	None											1450000.00	0.00	0%	12/18/2014
Primary appraisal is dated 12/10/2014 and reflects a value of $1,450,000 (pg 353).
Subject transaction is purchase of borrowers primary residence which is existing construction.
Subject value is above predominant value of $1,220,000 by $250,000.  Subject has one of the largest sites in the lakeside district, it has a legally converted garage (permit # noted) to a guest room/den with full bathroom. Appraiser notes that the subject falls in the upper half of the neighborhoods predominant value based on its location towards the center of the neighborhood and is not an over improvement. Values range widely in this neighborhood due to the variety of housing stock.
Appraisal was completed As Is.
Residence is a split level style home, with 2114 square feet, 3 bedrooms and 3 bathrooms. Property has below grade of  274 sq feet unfinished basement storage room.
Subject is located in an urban location.
Appraisal reflects subject was built in 1940 with an age of 74 yrs. Appraiser notes effective age of 25 years.
Subject is noted to be in average condition with remodeling of the bathrooms 6-10 yrs ago and kitchen not updated.
Site size is 6847 square feet with a value of $995,000. Site value ratio of 68.62% is considered to be typical for the area. Zoning is stated to be legal. Property is not located in a flood zone.
Appraiser provided 6 Sold Comps and 2 Active Listings.
Comp distances range from .17 miles to 1.18 miles from subject.
Sold comps reflect sale dates within the past 9 months. All comps are under 6 months except for comp 2 and 6 which are 9 and 7 months old.
Line adjustments are all within 10% guideline, Net adjustments are all within 15% guideline and Gross adjustments are all within 25% guideline. Subject attributes are well bracketed.
Sales Price is $ 1,450,000
Appraisal value of $1,450,000 is supported.
Lender review was not provided in the file.
; Housing Index indicates the market as increasing 0.7% over the previous 12 months and 0.8% in the last three months.  REO saturation is at 4.5%, thus indicating the market is not REO driven. The original appraisal (OA) reports the market was stable.  Subject is 74 year old SFR reflected to be in good condition as of the OA effective date.  No functional or physical inadequacies are evident. Bathrooms were noted to be updated in last six to ten years but kitchen did not indicate any updating. Residence reflects City lights view.  Unable to confirm public records transfer history on comps 7 and 8. MLS records was available on all sale comps. Moderal risk factors noted for the subject being near a freeway and train tracks, dated sale comps 2 and 6, proximity of comps 3 and 8 being beyond one mile from the subject and comp 3 exceeding 25% GLA guidelines.  No other deficiencies or differences noted.  Most emphasis was placed on sale comps 1, 3, 4, 5 and 7 due to quality, location, bed/bath count, and GLA. Supplemental MLS research revealed two additional sales located 0.40 and 0.51 miles from the subject and sold for $1,540,000 and $1,600,000 supporting the subject value conclusion.  Original appraisal value of $1,450,000 is supported by the CDA.

300006228	784000.00	990000.00	980000.00	01/26/2015	0.00	None											980000.00	0.00	0%	02/09/2015
Primary appraisal is dated 1/26/2015 and reflects a value of $980,000 (pg 396). Value is $20,000 less than sales price of $1,000,000.
Subject transaction is purchase of borrowers primary residence which is existing construction.
Subject value is above predominate value of $823,000. Variance above predominate is 19%. Appraiser indicates predominate value includes smaller home values. Marketability of subject is not affected.
Appraisal was completed As Is.
Residence is a 1.5 story, contemporary style home, with 2454 square feet 4 bedrooms and 2.1 bathrooms. No below grade square footage was noted.
Subject is located in an suburban location.
Appraisal reflects subject was built in 1970 with an age of 45 years. Appraiser notes effective age of 15 years.
Subject is noted to be in average/C3 condition with kitchen and bathroom remodeling in the past 1-5 years.
Site size is 7549 square feet with a value of $400,000.  Site value ratio of 40.82% is considered to be typical for the area.  Zoning is stated to be Legal P1.  Property is not located in a flood zone (Zone X500).
Appraiser provided 4 Sold Comps, 1 pending sale and 1 Active Listings.
Comp distances range from .21 miles to 3.02 miles from subject.  3 of the 4 sold comps are less than .32 miles from subject.  Comp 4 is a sold comp which is 1.47 miles from subject. Listing and Pending Comp 5 and 6 are 2.16 and 3.02 miles from subject, respectively. Appraiser indicates Comps 4 and 5 were utilized to reflect values greater than $1,000,000, however they are from superior neighborhoods and required larger adjustments.
Sold comps reflect sale dates within the past 3 months.
Comps 2 and 6 reflect Line adjustments outside of 10% guideline, Comp 2 reflects a Net adjustment outside of 15% guideline. Gross adjustments are all within 25% guideline. Appraiser provided supplement to report justifying choice of comps and adjustments (pg 417).
Subject attributes are well bracketed.
Sales Price of $990,000.
Appraisal value of $980,000 is marginally supported.
StreetLinks appraisal review (pg 381) reflects a score of PASS.
; Housing Index indicates subjects market has increased 4.8% over the past year. The subject is reported to be an SFR in a suburban neighborhood in a good condition (recently remodeled kitchen/baths).  There were no functional or external inadequacies evident. One supplemental comp was utilized by the reviewer which is close in proximity, similar in age, GLA, bed/bath count, lot size and appears slightly inferior in remodeling/updating. The supplemental comp represents the lower end of the subjects estimated value range. The original appraisal has some deficiencies (use of two comps in superior neighborhoods, use of one distant comp, excessive GLA adjustments, lack of MLS verification of comps 3 & 4 and lack of analysis of prior sale of comp 6) but is considered to be reliable within a reasonable margin of error. OA comps appeared relevant and reliable as the comps used are similar in GLA, all are similar in bed/bath count, age and lot size. Overall, the reliability of the report is adequate and the appraisers opinion of value is reasonable although the subject is considered to have been appraised at the extreme upper end of its estimated value range. The alternative sale used lent support to the reviews agreement with the OA value. Original appraisal value of $980,000 is supported by the CDA value.

300006213	906400.00	1133000.00	1133000.00	01/28/2015	0.00	None											1133000.00	0.00	0%	02/02/2015
Primary appraisal is dated 1/28/2015 and reflects a value of $1,133,000 (pg 511).
Subject transaction is purchase of borrowers primary residence which is existing construction.
Subject value is above predominate value of $1,100,00. Variance above predominate is less than 1% and not material
Appraisal was completed As Is.
Residence is a 2 story home, with 2521 square feet, 4 bedrooms and 3 bathrooms. Appraisal noted no below grade square footage.
Subject is located in an suburban location.
Appraisal reflects subject was built in 1962 with an age of 53 years. Appraiser notes effective age of 17 years.
Subject is noted to be in Average/C3 condition with no remodeling in the past 15 years. Appraiser indicates subject has been very well maintained.
Site size is 45500 square feet. No site value or cost approach was provided. Appraiser states the cost approach was not developed due to difficulty in measuring physical depreciation in older homes and deriving an accurate land value in fully developed areas.
Zoning is stated to be Legal R10.  Property is not located in a flood zone (Zone X).
Appraiser provided 4 Sold Comps, 1 pending sale and 1 Active Listing.
Comp distances range from .05 miles to .65 miles from subject.
Sold comps reflect sale dates within the past 6 months.
Line adjustments are all within 10% guideline, Net adjustments are all within 15% guideline and Gross adjustments are all within 25% guideline.
Subject attributes are well bracketed.
Sales Price is $1,133,000.
Appraisal value of $1,133,000 is supported.
Lender review (pg 536) supports appraised value.
; Housing Index indicates subjects market has increased 8.1% over the past year. The subject is reported to be an SFR in an average condition with in ground pool and a partially sloping 43,500 square feet view lot. There were no functional or external inadequacies evident. One supplemental comp was utilized by the reviewer which is identical in age, slightly inferior in GLA, similar in bedroom count, inferior in lot size but similar in its in ground pool (based on an aerial view). The supplemental is supportive of the subjects estimated value range. The original appraisal has one minor deficiency (unusually low GLA adjustments) but is considered to be reliable within a reasonable margin of error. OA comps appeared relevant and reliable as the comps used are similar in GLA, all are similar in bed/bath count, age and somewhat similar in lot size. Overall, the reliability of the report is adequate and the appraisers opinion of value is reasonable. The alternative sale used lent support to the reviews agreement with the OA value. Original appraisal value of $1,133,000 is supported by the CDA value

300008035	1144000.00	1430000.00	1430000.00	03/04/2015	0.00	None															1430000.00	0.00	0%	03/04/2015
Primary appraisal is dated 3/4/2015 and reflects a value of $1,430,000 (pg 372).
Subject transaction is purchase of borrowers primary residence which is existing construction.
Subject value is below predominate value of $1,497,000.  Variance below predominate is not material.
Appraisal was completed As Is.
Residence is a 1 story ranch style home with 1682 square feet, 3 bedrooms and 2 bathrooms. No below grade square footage was noted.
Subject is located in an suburban location.
Appraisal reflects subject was built in 1956 with an age of 59 years. Appraiser notes effective age of 15 years.
Subject is noted to be in Average/C3 condition with kitchen and bathroom remodeling less than 1 year ago.
Site size is 21,200 square feet with a value of $1,000,000.  Site value ratio of 69.93% is considered to be typical for the area.
Zoning is stated to be Legal.  Property is not located in a flood zone (Zone X).
Appraiser provided 4 Sold Comps and 2 Active Listings.
Comp distances range from .68 miles to 2.13 miles from subject. Comp 1 at .98 miles and Comp 4 at .68 miles from subject are the only comps less than 1 mile from subject. Comp distances appear excessive for suburban location, however appraiser states comps provided are the best available and from similar, competing areas.
Sold comps reflect sale dates within the past 6 months.
Line adjustments are all within 10% guideline, Net adjustments are all within 15% guideline and Gross adjustments are all within 25% guideline.
Subject attributes are well bracketed.
Sales Price is $1,430,000. Recent sale in 5/28/2014 for $1,200,000 was to an investor who has completely remodeled home. Appraiser provided list of renovations with estimated cost of $250,000.
Appraisal value of $1,430,000 is supported.
Lender review (pg 435) supports appraised value.
; Field Review (FR) reflects that the original appraisal (OA) value of $1,430,000 is supported but does note some deficiencies.  No property condition is listed for the FR but it does state that the property has been remodeled throughout in the past 10 months and appears to be an investor flip. Subject section is complete and accurate per the FR. The contract section was complete but the actual contract was not included as part of the review.  The neighborhood section and site section was complete and accurate.  No external obsolescence noted but the subject is 3-lots away from a feeder road, but traffic noise is minimal and there is appeal to be within walking distance of the desirable neighborhood.  The area has very good overall appeal and demand. FR states that the improvements section is complete and accurate.  The property appears remodeled throughout with new finishes.  The pool house was not located in the public record, but it appears to have been valued similar to storage and whether it is permitted or not should not affect the appraised value. The comparable sales selected locationally, physically, and functionally are considered the most similar to the subject. No concern is present for the OA using an expanded search are including the neighboring city. Comps selected have a high degree of similarity and bracket subjects salient features.  A supplemental sale was located and it closely supports the appraisal value even with smaller GLA and not pool house. Deficiencies notes include Comp 1 had no data on condition or remodeling.  According to listing agent on this property on 3/17/2015, the property was very clean, but dated".  A condition adjustment was warranted.  It appears to have similar locational appeal, slightly larger lot but backing to elementary school with some noise influence.  Comps 2 and 3 appear to have similar interior remodeling and other adjustments appear bracketed and supported.  Comp 4 was marked pending on 3/3/2015 (possibly the MLS was not updated by OA effective date). The minor changes are not considered to have an affect on the appraisal value.  The data and analysis presented in the cost approach is considered complete and accurate.  All sale and transfer data for the subject and comps is accurate and complete.  The original appraisal value of $1,430,000 is supported by the Field Review.

300008202	680000.00	950000.00	950000.00	03/05/2015	0.00	None											950000.00	0.00	0%	03/13/2015
Primary appraisal is dated 3/5/2015 and reflects a value of $950,000 (pg 281).
Subject transaction is purchase of borrowers primary residence which is existing construction.
Subject value is below predominate value of $1,000,000.  Variance below predominate is not material.
Appraisal was completed As Is.
Residence is a 1-story style home with 1760 square feet, 3 bedrooms and 2 bathrooms.  No below grade square footage was noted.
Subject is located in an suburban location.
Appraisal reflects subject was built in 1959 with an age of 58 years. Appraiser notes effective age of 15 years.
Subject is noted to be in average/C3 condition with remodeling kitchen and bathroom remodeling in the past 6-10 years.
Site size is 20,010 square feet. Appraiser provided no site value or Cost Approach date. Appraiser indicates it was not required and was not developed due to difficulty in measuring physical depreciation and deriving an accurate site value. Zoning is stated to be Legal.  Property is not located in a flood zone (Zone X).
Appraiser provided 4 Sold Comps, 1 pending sale and 1 Active Listings.
Comp distances range from .21 miles to .94 miles from subject.
Sold comps reflect sale dates within the past 4 months.
Line adjustments are all within 10% guideline, Net adjustments are all within 15% guideline and Gross adjustments are all within 25% guideline.
Subject attributes are well bracketed.
Sales Price is $950,000.
Appraisal value of $950,000 is supported.
Lender review (pg 274) return a score of PASS.
; Housing Index indicates property values have increased 13.4% over the prior year and 4.4% in the prior 6 months.  The original appraisal (OA) contradicts this as it reflected the market conditions as stable as of the OA effective date. 11.7% of the sales over the previous quarter were REO, thus the subject area is not considered to be REO driven. Condition of the property is listed as overall C3, thus reported as average to match to the OA. Features and property condition were verified by interior and exterior photos provided.  Viewing aerial imagery reflects no adverse external influences. No discrepancies were found with the prior sale or transfer history analysis of the subject and comparables. The sale comparables are considered to be good representation of competitive homes in the subject market area.  OA comps are within one mile of subject.  GLA adjustments were made at approximately $85/SF which is considered to be low for homes of similar quality, design, condition and GLA in the subject market area. All other adjustments appear reasonable and the adjusted values are supportive of the subject value conclusion in the OA.  Net and gross adjustments are reasonable and do not exceed standard agency guidelines of 15% and 25%. The adjusted value range is $946,000 to $1,016,000.  The final value conclusion is within this range.  Supplementary MLS search revealed 30 sales within the subjects larger market are.  While they are considered representative of the larger market area, the OA comps were the most appropriate.  The supplemental review comp selected provided additional support to the value.  Although some deficiencies were noted, the overall value conclusion for the subject is supported.  The original appraisal value of $950,000 is supported by the CDA.

300007936	1480000.00	1860000.00	1860000.00	03/03/2015	0.00	None											1860000.00	0.00	0%	03/16/2015
Primary appraisal is dated 3/3/2015 and reflects a value of $1,860,000 (pg 288,317-Amended No Material Changes).
Subject transaction is purchase of borrower's primary residence which is existing construction.
Subject value is above predominate value of $1,500,000 and well below the high value of $3,450,000.
Appraisal was completed As Is
Residence is a spanish style home, with 1655 square feet gross living area above grade, 2 bedrooms and 2 bathrooms.
Subject is located in an urban location.
Appraisal reflects subject was built in 1932 with an age of 83. Appraiser notes effective age of 10 years.
Subject is noted to be in Average/C3 condition with remodeling done in the kitchen and bathrooms in the past 6-10 years. The improvements are well maintained and feature limited physical depreciation due to normal wear and tear. Some components,but not every major building component, may be updated or recently rehabilitated. The structure has been well maintained.
Site size is 6750 square feet with a value of $1,300,000.  Site value ratio of 69.89% is considered to be typical for the area.  Zoning is stated to be Legal.  Property is not located in a Flood Zone - Flood Zone X.
Appraiser provided 4 Sold Comps and 2 Active Listings.
Comp distances range from .21 miles to .60 miles from subject.
Sold comps reflect sale dates within the past 6 months.
Comps 1,5, & 6 have Line and/or Net adjustments that exceeds guidelines. Comps 2,3, & 4 Line adjustments are all within 10% guideline, Net adjustments are all within 15% guideline and Gross adjustments are all within 25% guideline. Appraisal narrative justified the need to exceed adjustment guidelines.
Subject attributes are well bracketed. The subject has a partially converted garage to a bonus room with wetbar and bathroom. The appraisal states it is assumed the garage was completed without permits. It also states bathroom (in bonus room) may be a zoning violation (pg 339). Estimated conversion cost is $2500 which is very minimal.
Sales Price is $1,860,000
Appraisal value of $1,860,000 is supported.
Lender review provided via Stips and supports original appraisal value.
; Housing Index indicates subjects market has increased 11.5% over the past year. REO saturation was low, therefore the area is not considered to be REO driven. The subject property condition is not stated in the review, however, original appraisal states subject is in an average condition. The subject has a partially converted garage to a bonus room with wetbar and bathroom. The appraisal states it is assumed the garage was completed without permits. It also states bathroom may be a zoning violation. Zoning is legal SFR. Estimated conversion cost to cure is $2500 which is very minimal. One additional supplemental sale was provided by reviewer which is inferior in quality/condition to the subject but after adjustments would be supportive of the final value conclusion. Comps used in the OA are acceptable, with minor deficiencies in adjustment: Comp 1 had a bonus room which was not disclosed and adjusted properly (impact to value was minor), comp 5 was inferior in quality and condition which led to large net adjustments, but reasonable gross adjustments, and comp 6 was significantly smaller than the subject and not considered comparable. The reviewer place most weight on comps 3 and 4 which were most similar to the subject. The alternative sale used lent support to the reviews agreement with the OA value. Original appraisal value of $1,860,000 is supported by the CDA value.

300007343	576400.00	720500.00	730000.00	03/03/2015	0.00	None											730000.00	0.00	0%	03/11/2015
Primary appraisal is dated 03/03/2015 and reflects a value of $730,000.
Subject transaction is purchase of borrowers primary residence which is an existing construction.
Subject value is 190% above the predominate value of $385,000 but is within the high range of $1,425,000. Appraiser states this would have no adverse effect on the subject overall marketability due it is still within the value range for the neighborhood. Appraisal was completed As Is .
Residence is a 3 story Traditional style home with total of 4302 square feet, with 6 bedrooms and 2.1 bathrooms.
Subject is located in a suburban location.
Appraisal reflects subject was built in 1996 with an age of 19 years. Appraiser notes effective age of 10 years.
Subject is noted to be in a C3 condition with kitchen remodeled one to five years ago.
Site size is 19,457 square feet with a value of $250,000.  Site value ratio of 34.25% is typical in the neighborhood.  Zoning is stated to be Legal/R10.  Property is not located in a flood zone.
Appraiser provided 7 Sold Comps, 1 Pending Listing and 1 Active Listing.
Comp distances range from 0.09 mile to 1.57 miles from subject. All comps with the exception of Comps 3,  7 and 9 are within 1.5 mile of subject.  Comp 3 is 1.88 miles away and was used due to recent sale date, comp 7 is 2.09 miles away and was used to bracket GLA and comp 9 is 2.05 miles away and was used due its listing status.
Sold comps reflect sale dates within the past 6 months except for Comp 2 which was sold 9 months ago. Comp 2 was used due to its close proximity to subject (0.09 miles). Appraiser states comps located over a mile from subject were utilized due to lack of similar sales within a one mile radius of the subject. A location adjustment was not warranted because all are located in the subject neighborhood and have similar market acceptance.
Line adjustments are all within 10% guideline, Net adjustments are all within 15% guideline  (except for Comps 2 and 6) and Gross adjustments are all within 25% guideline. Comp 6 was used to bracket subjects age.
Subject attributes are well bracketed.
Sales Price is $720,500 per purchase contract addendum (pg 201) which is lower than appraised value.
Lender review/QX executed review passed (pg 241).
Appraisal value of $730,000 is supported.
; Housing Index indicates subjects market has decreased 1% over the prior six months and 1.5% over the past year. Area is not considered to be REO driven due to only 9.6% of the sales last quarter were REOs. The subject property is reported to be in a good condition. There were no negative externalities or deficiencies affecting the subject in the report or the aerial maps herein. One additional supplemental sale was provided by reviewer which appears relevant to the subject property. Comps used in the OA are judged reasonable as they are supportive of the market value. Comps provided in the OA were reject, relevant and proximate with gross and net percentage indicators within the secondary market guideline with the exception of comps 2 and 6 which have a net indicator that exceeds the secondary market guideline however this is judged to not negatively impact the value conclusion. The alternative sale used lent support to the reviews agreement with the OA value. Original appraisal value of $730,000 is supported by the CDA value.

300008631	771200.00	964000.00	964000.00	03/19/2015	0.00	None											964000.00	0.00	0%	03/27/2015
Primary appraisal is dated 03/19/2015 and reflects a value of $964,000 (pg 248).
Subject transaction is purchase of borrowers primary residence which is existing construction.
Subject value is above predominate value of $800,000. Appraiser comments that subject value is above predominant value but is within range of values and is not considered over-improved.
Appraisal was completed As Is.
Residence is a traditional style home, with 1903 square feet, 3 bedrooms and 2 bathrooms. Appraiser states subject is built into the side of a hill with the lower level significantly out of ground, the interior finish equal throughout the house and the flow/function of the layout is accepted by the local market as evidenced by similar comps used in the appraisal - therefore it was considered as GLA.
Subject is located in an urban location.
Appraisal reflects subject was built in 1954 with an age of 61. Appraiser notes effective age of 20 years.
Subject is noted to be in  average condition with no remodeling noted.
Site size is 6996 square feet with a value of $440,000.  Site value ratio of 45.64% is considered to be typical for the area.  Zoning is stated to be RH-1/Single Family Residential, Hillside.  Property is not located in a flood zone.
Appraiser provided 5 Sold Comps, 1 Active Listings and 1 Pending Listing.
Comp distances range from 0.09 miles to 0.93 miles from subject.
Sold comps reflect sale dates within the past 5 months.
Line adjustments are all within 10% guideline, Net adjustments are all within 15% guideline and Gross adjustments are all within 25% guideline.
Subject attributes are well bracketed.
Sales Price is $964,000.
Appraisal value of $964,000 is supported.
Lender review of $964,000 (pg 240) supports appraised value.; Per HDI market was decreasing 0.2% in the last 3 months, 0.9% previous 6 months and 1.6% over the previous 12 months with REO saturation at 6.7%, noting that the market is not REO driven. Subject reported to be in good condition No functional or physical inadequacies are evident. The subject is located .4 mile form a freeway. No discrepancies or non-disclosures found between the appraisal and MLS data for the subject and the comparable sales. MLS records available for all sales. Moderate risk indicator due to location near a freeway. The overall reliability of the report is adequate and the Appraiser's opinion of value is reasonable.  Original appraisal value of $964,000.00 is supported by the CDA.

110512150	800000.00	1400000.00	1400000.00	06/06/2014	0.00	None		1550000.00	150000.00	10.71	06/01/2015						1370000.00	30000	2.14	07/05/2014
Subject is a 1.06 acre lake side, 4 bedroom 3 bath, 2792 sq ft single family detached home, which was recently renovated with a high quality finish. Located in suburban area. It also has a detached garage with a 550 sq ft guest suite with full bath sited above the garage. Sales comparison grid reflects a $5000 across the board adjustment for lack of guest quarters. The property is Legal Non conforming, appraiser comments if a catastrophic event occurs it may be rebuilt to its current footprint. The photographs are largely illegible, it is indeterminate if the style and appeal of the subject and comparable(s) are compatible. The floor plan (pg 95) does not state if the plan is for subject residence or garage guest quarters. It cannot be determined if guest suite bed and bath count are included in the GLA and Room count on the appraisal report. The subject is defined as a two story. Appraiser provided 4 Sold Comps and 2 Active Listings. Comp distances range from 1.65 miles to 13.14 miles from subject. Appraiser comments on the limited sales pool to select from, and the market was expanded to find suitable comps. The Market Condition addendum has a 24 month supply of housing at current absorption rate, and with only two settlements in prior 12 months of comparable Sold comps reflect sale dates within the past 13 months. Line, Net and Gross adjustments are all within standard guidelines, however report is heavily adjusted for every nuance. Comps 1 and 3 are substantially smaller than subject. Sales prices of all comps range from $1,300,000 to $1,431,250. Subject attributes are bracketed.  Value is marginally supported at sales price of $1,400,000.  Lender review (pg 60) is largely illegible and is only a document review. Did not state if value is supported. ; Housing Index indicates a 3.5% change in values in past 6 months and 8.2% over the last year.  The most recent quarter is 1.1% increase, so effectively it is considered a stable market.  REO activity in the area is 11.6%, thus it is not considered to be REO driven.  The original appraisal (OA) reflects property values as stable.  Subject is considered to be in good condition and has been completely renovated (photos provided support the OA condition rating and assertions).  No major repair conditions re noted or observed.  Deficiencies are noted including: comparable #2 requires a minus site adjustment and is much smaller than the subject, comparable #3 requires a more significant location adjustment and is also much smaller than subject, comparable # 4 is old/dated, gross living area adjustments made @$30 are inadequate and boathouse/deck adjustments are not bracketed. The reviewer places most weigh on comparables #2 & #4 and reconciles at a slight lower opinion of value. The original appraisal value of $1,400,000 is not supported by the CDA value but is supported with tolerance.  The final CDA value of $1,370,000 creates a negative -2.14% variance which is deemed reasonable and accepted. ; Housing Index indicates value is supported with an AS IS sale $1,550,000 and a  30-day distressed sale as 1,525,000 and 10.71% variance from the original appraisal. Broker, states the property is rural, and thus, it was necessary to exceed 3 miles for suitable comps. Subject is said to be in average condition, occupied and not currently listed for sale. The market is said to have increased 2% over the past 6-months and the normal marketing time is less than 180 days.

300002667	458400.00	573000.00	575000.00	12/31/2014	0.00	None											575000.00	0.00	0%	01/14/2015
Primary appraisal is dated 12/31/2014 and reflects a value of $575,000 (pg 170).
Subject transaction is purchase of borrowers primary residence which is existing construction.
Subject value is above predominate value of $440,000. Appraiser provided no commentary on predominate value, however, subject is well below high value of $1,300,000. Appraiser indicates subject conforms to the neighborhood.
Appraisal was completed Subject to the Furnace Repairs as stated in the Real Estate Sale Agreement. No 1004D/442 provided. Lender provided documentation showing repairs were completed (pgs 3-8) however appraiser has not provided a Certificate of Completion.
Residence is a 1.5 story English style home with 1516 square feet, 3 bedrooms and 1.1 bathrooms.  Below grade square footage of 675 square feet which is fully finished with an additional room count of 1 recreation room, 1 bedroom and 1.1 baths.
Subject is located in an urban location.
Appraisal reflects subject was built in 1926 with an age of 88 years. Appraiser notes effective age of 20 years.
Subject is noted to be in Average/C3 condition. Appraiser notes kitchen remodeling in the past 6-10 years and bathroom remodeling within the past 1-5 years.
Site size is 5000 square feet. No site value provided by appraiser. Unable to determine site value ratio. No explanation provided by appraiser for omission of cost approach.
Zoning is stated to be Legal-R5.  Property is not located in a flood zone (Zone X).
Appraiser provided 4 Sold Comps, 1 pending sale and 2 Active Listings.
Comp distances range from .27 miles to .73 miles from subject.
Sold comps reflect sale dates within the past 3 months.
Line adjustments are all within 10% guideline, Net adjustments are all within 15% guideline and Gross adjustments are all within 25% guideline.
Subject attributes are well bracketed.
Sales Price is $573,000.
Appraisal value of $575,000 is supported.
No Lender review provided.
; Housing Index indicates subjects tract had decreased 0.3% over the past 6 months and increased 5.9% over the previous year. REO Saturation data indicates that 5.6% of sales over the last quarter are REOs, thus area is not REO driven.  The original appraisal (OA) reflected the property values were increasing, demand/supply was in shortage and that the marketing time was under 3 months. Subject is considered to be in good (C3) condition.  No negative externalities or deficiencies affecting the subject in the report.  The subject was verified with MLS as a pending sale.All comps were verified with MLS with the exception of Comp 5 which was not confirmed with MLS.  Only Comps 1 through 4 were also confirmed with public records.  Comps provided in the OA were recent, relevant and proximate.  No major deficiencies, errors, or omissions exist in the OA. All adjustments are in line with secondary market guidelines.  Four additional properties were selected as supplemental comps which were relevant to the subject property. Indicated value of $575,000 from the original appraisal is supported by the CDA and the supplemental data.